[Version A]





P R O S P E C T U S   BOOK 1 OF 2

                          The Phoenix Edge Series Fund

                                               V a r i a b l e   P r o d u c t s




                                                                     MAY 1, 2005

                                                  These securities have not been
                                                  approved or disapproved by the
                                              Securities and Exchange Commission
                                          ("SEC"), nor has the SEC determined if
                                        this prospectus is accurate or complete.
                                         Any representation to the contrary is a
                                                               criminal offense.








                                [LOGO]PHOENIX(R)

                          THE PHOENIX EDGE SERIES FUND

PROSPECTUS                                                           MAY 1, 2005
    The Phoenix Edge Series Fund (the "Fund") is an open-end management investment company which is intended to meet a wide range of investment objectives with its many separate series. Generally, each series operates as if it were a separate fund.

    Shares of the Fund are not directly offered to the public and are currently offered through certain separate investment accounts ("separate accounts") to fund variable accumulation annuity contracts and variable universal life insurance policies (collectively, "contracts," and individually, "contract") issued by Phoenix Life Insurance Company (Phoenix), PHL Variable Insurance Company (PHL Variable), and Phoenix Life and Annuity Company (PLAC) (collectively, "we," "company," "companies," "us" or "our"). You invest in the Fund only by buying a contract and directing the allocation of your payment(s) to the subaccount(s) corresponding to the series in which you wish to invest. The subaccounts, in turn, invest in shares of the Fund. Not all series may be available through a particular contract.

MANAGED BY PHOENIX INVESTMENT COUNSEL, INC.
[diamond]  Phoenix-Aberdeen International Series
[diamond]  Phoenix-Engemann Capital Growth Series
[diamond]  Phoenix-Engemann Small-Cap Growth Series
           (fka, Phoenix-Engemann Small & Mid-Cap Growth Series) [diamond] Phoenix-Engemann Strategic Allocation Series
           (fka, Phoenix-Oakhurst Strategic Allocation Series) [diamond] Phoenix-Goodwin Money Market Series
[diamond] Phoenix-Goodwin Multi-Sector Fixed Income Series [diamond] Phoenix-Goodwin Multi-Sector Short Term Bond Series [diamond] Phoenix-Kayne Rising Dividends Series
[diamond] Phoenix-Kayne Small-Cap Quality Value Series [diamond] Phoenix-Seneca Mid-Cap Growth Series
[diamond]  Phoenix-Seneca Strategic Theme Series

MANAGED BY DUFF & PHELPS INVESTMENT MANAGEMENT CO.
[diamond]  Phoenix-Duff & Phelps Real Estate Securities Series

MANAGED BY ENGEMANN ASSET MANAGEMENT
[diamond]  Phoenix-Engemann Growth and Income Series
           (fka, Phoenix-Oakhurst Growth and Income Series)
[diamond]  Phoenix-Engemann Value Equity Series
           (fka, Phoenix-Oakhurst Value Equity Series)

MANAGED BY PHOENIX VARIABLE ADVISORS, INC.
[diamond]  Phoenix-AIM Growth Series
           (fka, Phoenix-MFS Investors Growth Stock Series)
[diamond]  Phoenix-Alger Small-Cap Growth Series
           (fka, Phoenix-State Street Research Small-Cap Growth Series) [diamond] Phoenix-Alliance/Bernstein Enhanced Index Series
[diamond]  Phoenix-Lazard International Equity Select Series
[diamond]  Phoenix-Northern Dow 30 Series
[diamond]  Phoenix-Northern Nasdaq-100 Index(R) Series
[diamond]  Phoenix-Sanford Bernstein Mid-Cap Value Series
[diamond]  Phoenix-Sanford Bernstein Small-Cap Value Series

    We are offering this product only where we may lawfully do so. You should rely only on the information contained in this document or in one that we have referred you to. We have not authorized anyone to provide you with information that is different.

    An investment in a series is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

    This prospectus describes each of the series and provides important information you should know before investing in any series of the Fund. You should read this prospectus carefully and keep it for future reference.

    These securities have not been approved or disapproved by the Securities and Exchange Commission (SEC), nor has the SEC determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

IF YOU HAVE ANY QUESTIONS, PLEASE CONTACT:      [ENVELOPE]   PHOENIX LIFE INSURANCE COMPANY
                                                             PO Box 8027
                                                             Boston, MA 02266-8027

                                                [TELEPHONE]  TEL. 800/541-0171


                                                 The Phoenix Edge Series Fund  1

                       TABLE OF CONTENTS

Heading                                                    Page
---------------------------------------------------------------

GUIDE TO THE PROSPECTUS...................................   3
THE SERIES:
Phoenix-Aberdeen International Series.....................   4
Phoenix-AIM Growth Series.................................   7
Phoenix-Alger Small-Cap Growth Series.....................  10
Phoenix-Alliance/Bernstein Enhanced Index Series..........  13
Phoenix-Duff & Phelps Real Estate Securities Series ......  16
Phoenix-Engemann Capital Growth Series ...................  19
Phoenix-Engemann Growth and Income Series.................  22
Phoenix-Engemann Small-Cap Growth Series .................  25
Phoenix-Engemann Strategic Allocation Series..............  28
Phoenix-Engemann Value Equity Series .....................  31
Phoenix-Goodwin Money Market Series ......................  34
Phoenix-Goodwin Multi-Sector Fixed Income Series..........  37
Phoenix-Goodwin Multi-Sector Short Term Bond Series.......  40
Phoenix-Kayne Rising Dividends Series.....................  43
Phoenix-Kayne Small-Cap Quality Value Series..............  46
Phoenix-Lazard International Equity Select Series.........  49
Phoenix-Northern Dow 30 Series............................  52
Phoenix-Northern Nasdaq-100 Index(R) Series...............  55
Phoenix-Sanford Bernstein Mid-Cap Value Series............  58
Phoenix-Sanford Bernstein Small-Cap Value Series..........  61
Phoenix-Seneca Mid-Cap Growth Series .....................  64
Phoenix-Seneca Strategic Theme Series.....................  67
MORE ABOUT INVESTMENT STRATEGIES..........................  70
DESCRIPTION OF PRINCIPAL RISKS............................  71
MANAGEMENT OF THE FUND....................................  76
The Advisors..............................................  76
Legal Proceedings about Company Subsidiaries..............  77
The Subadvisors...........................................  77
Fees and Expenses Paid by the Fund........................  82
MORE ABOUT THE FUND.......................................  82
Organization of the Fund..................................  82
Shares of Beneficial Interest.............................  82
Taxes.....................................................  83
Disruptive Trading and Market Timing......................  83
INVESTING IN THE FUND.....................................  84
Sales Charge and Surrender Charges........................  85
Determination of Net Asset Value..........................  85
Determination of Share Price..............................  85
Fail Valuation ...........................................  85
Disclaimers...............................................  85


2  The Phoenix Edge Series Fund

GUIDE TO THE PROSPECTUS
--------------------------------------------------------------------------------

    THIS GUIDE PROVIDES IMPORTANT INFORMATION ABOUT HOW TO USE AND UNDERSTAND THIS PROSPECTUS. PLEASE READ IT CAREFULLY BEFORE YOU READ THE REST OF THE PROSPECTUS.

    This prospectus discusses the multiple series of the Fund. Each series has its own investment objectives, strategies, restrictions and risks, and operates in many ways like a separate mutual fund. Phoenix Investment Counsel, Inc., Phoenix Variable Advisors, Inc., Engemann Asset Management, and Duff & Phelps Investment Management Co. are the investment advisors to the series. For most of the series, the advisors have retained subadvisors to provide day-to-day portfolio management.

    We are providing this guide to the prospectus to help you understand the information provided for each series and the Fund as a whole. Please read it carefully before you read the rest of the prospectus.

THE SERIES

    In the first section of the prospectus following this guide, you will find a description of each series. This description includes the series' investment objectives, the principal investment strategies used to seek to achieve its objectives, and the principal risks involved in these strategies.

    THERE IS NO GUARANTEE THAT ANY SERIES WILL ACHIEVE ITS OBJECTIVE.

    Some of these descriptions identify specific percentage limitations applicable to certain investments or strategies. These percentage limitations are applied at the time of purchase.

    This section also tells you the fees and estimated expenses of each series, the series' investment advisor and subadvisor, the individuals who will be managing each series, and performance and financial information for each series unless the series is new.

MORE ABOUT INVESTMENT STRATEGIES

    In the next section, you will find more information about investment strategies and practices that some or all of the series use, arranged in alphabetical order. This section is an important supplement to the individual series descriptions and you should read it carefully.

    Further descriptions of these investment strategies and practices can be found in the Statement of Additional Information (SAI).

DESCRIPTION OF PRINCIPAL RISKS

    The description of each series lists the principal risks applicable to that series. In the section entitled "Description of Principal Risks," you will find a discussion of each principal risk, arranged in alphabetical order. This section is an important supplement to the individual series descriptions and you should read it carefully.

    In addition, you should be aware of the following risks that apply to all series:

THE VALUE OF YOUR SHARES WILL FLUCTUATE

    The value of your shares of a series is based on the market value of the series' portfolio holdings. These values may change from day to day, and can decrease as well as increase.

    Common stocks and other equity securities are particularly subject to the risks of changing economic, stock market, industry and company conditions and the subadvisor's ability to anticipate changes that can adversely affect the value of a series' investments. Debt security values change when interest rates change. Generally, when interest rates go up, the value of a debt security goes down; and when interest rates go down, the value of a debt security goes up.

    Changes in the market's perception of the issuer's creditworthiness, in economic, political, or market conditions, in relative values of currencies, and in the average maturity of a series' investments -- as well as the advisor's or subadvisor's ability to anticipate such changes -- can also affect the value of a series' shares.

YOU COULD LOSE MONEY

     You should understand that loss of money is a risk of investing in any of the series.

MANAGEMENT OF THE FUND

    This section provides information about the series' advisors and subadvisors, including the fees paid by each series for advisory services.

MORE ABOUT THE FUND

    The last section of the prospectus gives you additional information about the Fund, its organization, taxes, dividends, distributions and net asset value.


                                                 The Phoenix Edge Series Fund  3

PHOENIX-ABERDEEN INTERNATIONAL SERIES
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

    High total return consistent with reasonable risk.

PRINCIPAL INVESTMENT STRATEGIES

[diamond]  The series invests in a diversified portfolio of securities of
           non-U.S. issuers, including companies, governments, governmental agencies and international organizations. The series may invest in any region of the world. Under normal circumstances, the series will invest at least 80% of its assets in non-U.S. issuers located in not less than three countries. From time to time, the series' may have more than 25% of its assets invested in any major industrial or developed country.

[diamond]  The series will invest primarily in common stocks of established
           non-U.S. companies believed to have potential for capital growth, income or both. The series may invest in any amount for capital growth or for income. In determining whether assets will be invested for capital growth or for income, the subadvisor will analyze the international equity and fixed-income markets and assess the degree of risk and level of return that can be expected from each market.

[diamond]  Country and geographic allocations are based on such economic, monetary and political factors as:

           o  prospects for relative economic growth among countries;

           o  expected levels of inflation;

           o  government policies influencing business decisions;

           o  relative price levels of the various capital markets;

           o  the outlook for currency relationships; and

           o  the range of individual investment opportunities available.

[diamond]  Although the series intends to invest primarily in established companies, it may invest in securities of issuers of any size, and in countries with either developed or emerging markets. As of December 31, 2004, the market capitalization range for the series' equity securities was $1.3 billion to $128 billion.

[diamond]  Within the designated country allocations, the subadvisor uses primary research to select individual securities for investment based on factors such as industry growth, management strength and treatment of minority shareholders, financial soundness, market share, company valuation and earnings strength.

PRINCIPAL RISKS

    The series' investments are subject generally to market risk and the risk of selecting underperforming securities and asset classes, which may adversely affect the series and lead to loss of principal.

    The principal risks of investing in the series, which could adversely affect its net asset value, yield and total return, are:

[diamond]  Foreign Investment Risk
           o  Emerging Market Investment Risk
           o  Foreign Currency Risk

[diamond]  Growth Stock Investment Risk

[diamond]  Equity Securities Investment Risk

    Please see "Description of Principal Risks" for a description of each of these risks and other risks that may affect the series.

TEMPORARY DEFENSIVE STRATEGY

    If the subadvisor believes that market conditions are not favorable to the series' principal strategies, all or part of the series assets may be held in cash and short-term money market instruments, including obligations of the U.S. Government, high-quality commercial paper, certificates of deposit, bankers' acceptances, bank interest bearing demand accounts and repurchase agreements secured by U.S. Government securities. When this allocation happens, the series may not achieve its investment objective.

CALENDAR YEAR ANNUAL TOTAL RETURN

    The following bar chart and table provide some indication of the risks of investing in the series. The bar chart shows changes in the series' performance from year to year over a 10-year period.(1) The table shows how the series' average annual returns compare to those of a broad-based securities market index and a more narrowly based benchmark that reflects the market sectors in which the series invests. The series' past performance is not necessarily an indication of how the series will perform in the future.

[GRAPHIC OMITTED]

      CALENDAR YEAR      ANNUAL RETURN (%)
          1995                  9.59
          1996                 18.65
          1997                 12.04
          1998                 27.92
          1999                 29.49
          2000                -15.81
          2001                -24.04
          2002                -14.81
          2003                 31.86
          2004                 20.78

(1) The series' annual returns in this chart do not reflect the deduction of any separate account or contract charges. The returns would have been less than those shown if such charges were deducted. During the period shown in the chart, the highest return for a quarter was 22.89% (quarter ended March
    1998) and the lowest return for a quarter was -22.03% (quarter ended September 2002).


4  Phoenix-Aberdeen International Series

--------------------------------------------------------------
  AVERAGE ANNUAL
  TOTAL RETURNS
  (FOR THE PERIOD
  ENDED 12/31/04)(2)      1 YEAR       5 YEARS     10 YEARS
--------------------------------------------------------------
  Phoenix-Aberdeen
  International Series    20.78%       -2.80%       7.67%
--------------------------------------------------------------
  MSCI EAFE(R) Index(3)   20.70%       -0.80%       5.94%
--------------------------------------------------------------
  S&P 500(R) Index(4)     10.86%        2.31%       12.11%
--------------------------------------------------------------

(2) The series' average annual returns in this table do not reflect the deduction of any separate account or contract charges. The returns would have been less than those shown if such charges were deducted.

(3) The MSCI EAFE(R) Index is a free float-adjusted market capitalization index that measures developed foreign market equity performance, excluding the U.S. and Canada. The index is calculated on a total return basis with gross dividends reinvested.

(4) The S&P 500(R) Index is a half-float market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total return basis with dividends reinvested.

The indexes are unmanaged and not available for direct investment; therefore, their performance does not reflect the fees and expenses associated with the active management of an actual portfolio.

SERIES FEES AND EXPENSES

    This table describes the fees and expenses that you may pay if you buy and hold shares of the series. The table and the example do not include any fees or sales charges imposed under the contracts for which the series is an investment option. If they were included, your costs would be higher. Investors should consult the contract prospectus for more information.

ANNUAL SERIES OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM THE SERIES' ASSETS)

Management Fees                                         0.75%

Distribution and/or Service (12b-1) Fees                 None

Other Expenses                                          0.30%
                                                        -----

TOTAL ANNUAL SERIES OPERATING EXPENSES                  1.05%
                                                        =====

EXAMPLE

    This example is intended to help you compare the cost of investing in the series with the cost of investing in other mutual funds.

    The example assumes that you invest $10,000 in the series for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the series' operating expenses remain the same. The example does not reflect contract fees and charges, and if it did, the costs shown would be higher.

----------------------------------------------------------------
                        1  YEAR  3 YEARS   5 YEARS   10 YEARS
----------------------------------------------------------------
  Phoenix-Aberdeen
  International Series   $107      $334      $579     $1,282
----------------------------------------------------------------

MANAGEMENT OF THE SERIES

THE ADVISOR AND SUBADVISOR

    Phoenix Investment Counsel, Inc. (PIC), is the investment advisor to the series. Aberdeen Asset Management. Inc. (Aberdeen), is the subadvisor to the series and is responsible for its day-to-day portfolio management. You will find more information about PIC and Aberdeen in the "Management of the Fund" section of the prospectus. The SAI provides additional information about the portfolio manager's(s') compensation, other accounts managed by the portfolio manager(s) and the portfolio manager's(s') ownership of securities in the series.

PORTFOLIO MANAGEMENT

    The series is managed by Aberdeen's Global Equity Team of investment professionals. Listed below are five key members of the global team based in Glasgow, Scotland. The Global Equity Team uses Aberdeen's regional specialists around the world who formulate a "best ideas" list which is the global equity buy list. The team operates in an open-plan environment with collective responsibility for investment decisions/ideas.

[diamond]  BEVERLEY HENDRY. Mr. Hendry has served on the series' portfolio management team since 1998. Mr. Hendry joined Aberdeen in 1987 and has served as Chief Executive Officer and Chief Operating Officer of the firm since 1995. He served as a director of Aberdeen Asset Management PLC from 1991 until 2002, and currently serves on its Executive Committee.

[diamond]  STEPHEN DOCHERTY. Mr. Docherty has served on the series' portfolio management team since 2000. Mr. Docherty joined Aberdeen Asset Management PLC in 1994 and has been head of global equities since 2003. He is responsible for all matters relating to the management of global equity funds.

[diamond]  BRUCE STOUT. Mr. Stout has served on the series' portfolio management team since 2000. Mr. Stout joined Aberdeen Asset Management PLC in 2000 and serves as a Senior Fund Manager. Since 2000, he has been a Senior Fund Manager on the global team at Aberdeen. Prior to 2000, he was Investment Manager for the emerging markets team at Murray Johnstone.

[diamond]  ANDREW MCMENIGALL. Mr. McMenigall has served on the series' portfolio management team since 2003. Mr. McMenigall joined Aberdeen Asset Management PLC in 2003 and serves as a Senior Fund Manager on the global team at Aberdeen. From 1997 to 2003, he was head of global equities for Edinburgh Fund Managers PLC.

[diamond]  ANDREW PRESTON. Mr. Preston has served on the series' portfolio management team since 2000. Mr. Preston joined Aberdeen Asset Management PLC in 2000 and serves as Head of Socially Responsible Investing. He is responsible for managing EAFE, global and SRI portfolios for US, Canadian and UK clients. Mr. Preston has developed specialist expertise in managing Japanese equity portfolios and screening companies for SRI qualities and specializes in SRI investing and managing global equities. Prior to 2000, he was an investment professional at Murray Johnstone.


                                        Phoenix-Aberdeen International Series  5

    All investment decisions are made by the team as a whole and not by any one individual. Aberdeen does not employ separate research analysts. Instead, our investment managers combine the roles of analysis with portfolio management. Each member of the team has sector and portfolio responsibilities such as day-to-day monitoring of liquidity. (Note that managers do not make investment decisions unilaterally.) The overall result of this matrix approach is a high degree of cross-coverage, leading to a deeper understanding of the companies in which we invest.

FINANCIAL HIGHLIGHTS

    The financial highlights table is intended to help you understand the series' financial performance for the past five years. Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the series (assuming reinvestment of all dividends and distributions). These figures do not include the imposition of separate account fees or expenses. If such fees or expenses were imposed, performance would be lower. This information has been audited by PricewaterhouseCoopers LLP. Their report and the series' financial statements are included in the Annual Report and by reference in the Statement of Additional Information.

                                                                                      YEAR ENDED DECEMBER 31,
                                                                                      -----------------------
                                                                      2004         2003         2002          2001         2000
                                                                      ----         ----         ----          ----         ----
Net asset value, beginning of period.............................    $10.66       $ 8.24       $ 9.78        $13.25      $17.19
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)..................................      0.23         0.18         0.12          0.06        0.08
   Net realized and unrealized gain (loss).......................      1.96         2.41        (1.56)        (3.23)      (2.77)
                                                                     ------       ------       ------        ------      ------
      TOTAL FROM INVESTMENT OPERATIONS...........................      2.19         2.59        (1.44)        (3.17)      (2.69)
                                                                     ------       ------       ------        ------      ------
LESS DISTRIBUTIONS
   Dividends from net investment income..........................     (0.31)       (0.17)       (0.10)           --       (0.06)
   Distributions from net realized gains.........................       --            --           --         (0.30)      (1.19)
                                                                     ------       ------       ------        ------      ------
      TOTAL DISTRIBUTIONS........................................     (0.31)       (0.17)       (0.10)        (0.30)      (1.25)
                                                                     ------       ------       ------        ------      ------
CHANGE IN NET ASSET VALUE........................................      1.88         2.42        (1.54)        (3.47)      (3.94)
                                                                     ------       ------       ------        ------      ------
NET ASSET VALUE, END OF PERIOD...................................    $12.54       $10.66       $ 8.24        $ 9.78      $13.25
                                                                     ======       ======       ======        ======      ======
Total return.....................................................     20.78%       31.86%      (14.81)%      (24.04)%    (15.81)%
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands).........................  $180,668     $145,580     $113,174      $160,224    $233,609
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses............................................      1.05%        1.07%        1.05%         1.02%       1.02%
   Net investment income.........................................      2.12%        1.99%        1.18%         0.72%       0.54%
Portfolio turnover...............................................        48%          39%          34%           74%         94%

6  Phoenix-Aberdeen International Series

PHOENIX-AIM GROWTH SERIES
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

    Long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES

[diamond]  The series invests, under normal market conditions, at least 80% of its assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts for those securities, of companies which the subadvisor believes offer better than average prospects for long-term and future growth. As of December 31, 2004, the market capitalization range for the series' equity securities was $452 million to $386 billion. The series' policy of investing 80% of its assets in equity securities is not fundamental and therefore, may be changed without shareholder approval, but upon 60 days written notice to shareholders.

[diamond]  The subadvisor uses a bottom-up, as opposed to a top-down, investment style in managing the series. This means that securities are selected based upon fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management's abilities) performed by the series' portfolio manager and the subadvisor's large group of equity research analysts.

[diamond]  The series may invest up to 20% of its assets in foreign securities through which it may have exposure to foreign currencies.

[diamond]  The subadvisor's portfolio selection method may result in a higher portfolio turnover rate. High portfolio turnover rates may increase costs to the series, which may negatively affect series' performance.

PRINCIPAL RISKS OF AN INVESTMENT

    The series' investments are subject generally to market risk and the risk of selecting underperforming securities and asset classes which may adversely affect the series and lead to loss of principal.

    The principal risks of investing in the series, which could adversely affect its net asset value, yield and total return, are:

[diamond]  Equity Securities Investment Risk

[diamond]  Growth Stock Investment Risk

[diamond]  Foreign Investment Risk
           o  Foreign Currency Risk

[diamond]  Convertible Securities Investment Risk

[diamond]  Portfolio Turnover Risk

    Please see "More About Principal Risks" for a description of each of these risks and other risks that may effect the series.

TEMPORARY DEFENSIVE STRATEGY

    In anticipation of, or in response to, adverse market conditions, or atypical circumstances such as unusually large cash inflows, or redemptions, the series may hold all or a portion of its assets in cash, cash equivalents or high quality debt instruments. As a result, the series may not achieve its objective.

CALENDAR YEAR ANNUAL TOTAL RETURN

    The following bar chart and table provide some indication of the risks of investing in the series. The bar chart shows changes in the series' performance from year to year over the life of the series.(1) The table shows how the series' average annual total returns compare to those of a broad-based securities market index and a more narrowly based benchmark that reflects the market sectors in which the series invests. The series' past performance is not necessarily an indication of how the series will perform in the future.

[GRAPHIC OMITTED]

      CALENDAR YEAR       ANNUAL RETURN (%)
          2000                -11.17
          2001                -23.84
          2002                -28.84
          2003                 20.82
          2004                  4.21

(1) The series' annual returns in this chart do not reflect the deduction of any separate account or contract charges. The returns would have been less than those shown if such charges were deducted. During the period shown in the chart, the highest return for a quarter was 15.20% (quarter ended December
    2001) and the lowest return for a quarter was -25.22% (quarter ended September 2001).

--------------------------------------------------------------------------------
                                                                  LIFE OF
AVERAGE ANNUAL TOTAL RETURNS                                        THE
(FOR THE PERIOD ENDED 12/31/04(2)        1 YEAR      5 YEARS     SERIES(3)
--------------------------------------------------------------------------------
  Phoenix-AIM Growth Series               4.21%      -9.53%       -8.39%
--------------------------------------------------------------------------------
  Russell 1000(R) Growth Index (4)        6.30%      -9.29%       -8.47%
--------------------------------------------------------------------------------
  S&P 500(R) Index (5)                   10.86%      *2.31%       -1.53%
--------------------------------------------------------------------------------

(2) The series' average annual returns in this table do not reflect the deduction of any separate account or contract charges. The returns would have been less than those shown if such charges were deducted.

(3) Since December 15, 1999.

(4) The Russell 1000(R) Growth Index is a market capitalization-weighted index of growth-oriented stocks of the 1,000 largest companies in the Russell Universe, which comprises the 3,000 largest U.S. companies. The index is calculated on a total return basis with dividends reinvested.

(5) The S&P 500(R) Index is a half-float market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total return basis with dividends reinvested.

The indexes are unmanaged and not available for direct investment; therefore, their performance does not reflect the fees and expenses associated with the active management of an actual portfolio.

SERIES FEES AND EXPENSES

    This table describes the fees and expenses that you may pay if you buy and hold shares of the series. The table and the example do not include any fees or sales charges imposed under the contracts for which the series is an investment option.

                                                    Phoenix-AIM Growth Series  7

If they were included, your costs would be higher. Investors should consult the contract prospectus for more information.

ANNUAL SERIES OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM THE SERIES' ASSETS)

Management Fees                                      0.75%

Distribution and/or Service (12b-1) Fees             None

Other Expenses                                       0.47%
                                                     -----

TOTAL ANNUAL SERIES OPERATING EXPENSES(1)            1.22%
                                                     =====

(1) The series' investment advisor has voluntarily agreed to reimburse the series' expenses other than the management fees to the extent that such expenses exceed 0.25% of the series' average net assets (the "expense cap"). The series operating expenses after reimbursement were 1.00% for the year ended December 31, 2004. The expense cap noted above may be changed or eliminated at anytime without notice.

EXAMPLE

    This example is intended to help you compare the cost of investing in the series with the cost of investing in other mutual funds.

    The example assumes that you invest $10,000 in the series for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the series' operating expenses remain the same. The example does not reflect contract fees and charges, and if it did, the costs shown would be higher.

----------------------------------------------------------------
                            1 YEAR  3 YEARS  5 YEARS  10 YEARS
----------------------------------------------------------------
 Phoenix-AIM                 $125    $388      $672    $1,481
 Growth Series
----------------------------------------------------------------

Note: your actual expenses may be lower than those shown in the tables above since the expense levels used to calculate the figures shown do not include the voluntary reimbursement of expenses over certain levels by the series' investment advisor. Refer to the section "Management of the Fund" for information about expense reimbursement in the SAI.

MANAGEMENT OF THE SERIES

THE ADVISOR AND SUBADVISOR

    Phoenix Variable Advisors, Inc. (PVA), is the investment advisor to the series. A I M Capital Management, Inc. (AIM) is the subadvisor to the series and is responsible for its day-to-day portfolio management. You will find more information about PVA and AIM in the "Management of the Fund" section of this prospectus. The SAI provides additional information about the portfolio manager's(s') compensation, other accounts managed by the portfolio manager(s) and the portfolio manager's(s') ownership of securities in the series.

PORTFOLIO MANAGEMENT

    The following individuals are jointly and primarily responsible for the day-to-day management of the series:

[diamond]  KENNETH A. ZSCHAPPEL (lead manager), senior portfolio manager, has been responsible for the series since 2004 and has been associated with AIM and/or its affiliates since 1990. As the lead manager, Mr. Zschappel generally has final authority over all aspects of the series investments, construction techniques and risk assessments. The nature of these functions and the degree to which Mr. Zschappel may perform them may change from time to time.

[diamond]  CHRISTIAN A. COSTANZO, portfolio manager, has been responsible for the series since 2004 and has been associated with AIM and/or its affiliates since 1995.

[diamond]  ROBERT J. LLOYD, portfolio manager, has been responsible for the series since 2004 and has been associated with AIM and/or its affiliates since 1997.

[diamond]  BRYAN UNTERHALTER, portfolio manager, has been responsible for the series since 2004 and has been associated with AIM and/or its affiliates since 1997.

    They are assisted by AIM's Multi Cap Growth Team, which may be comprised of portfolio managers, research analysts and other investment professionals of AIM. Team members provide research support and make securities recommendations with respect to the series, but do not have day-to-day management responsibilities with respect to the series' portfolio. Members of the team may change from time to time.


8  Phoenix-AIM Growth Series

FINANCIAL HIGHLIGHTS

    The financial highlights table is intended to help you understand the series' financial performance for the past five years. Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the series (assuming reinvestment of all dividends and distributions). These figures do not include the imposition of separate account fees or expenses. If such fees or expenses were imposed, performance would be lower. This information has been audited by PricewaterhouseCoopers LLP. Their report and the series' financial statements are included in the Annual Report and by reference in the Statement of Additional Information.

                                                                                        YEAR ENDED DECEMBER 31,
                                                                                        -----------------------
                                                                         2004         2003        2002          2001        2000
                                                                         ----         ----        ----          ----        ----
Net asset value, beginning of period.............................      $ 6.16       $ 5.10       $ 7.16        $ 9.41      $10.60
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)..................................        0.01        (0.01)(1)    (0.01)(1)     (0.02)(1)    0.01
   Net realized and unrealized gain (loss).......................        0.25         1.07        (2.05)        (2.23)      (1.19)
                                                                       ------       ------       ------        ------      ------
      TOTAL FROM INVESTMENT OPERATIONS...........................        0.26         1.06        (2.06)        (2.25)      (1.18)
                                                                       ------       ------       ------        ------      ------
LESS DISTRIBUTIONS
   Dividends from net investment income..........................       (0.01)          --           --            --       (0.01)
                                                                       ------       ------       ------         -----      ------
      TOTAL DISTRIBUTIONS........................................       (0.01)          --           --            --       (0.01)
                                                                       ------       ------       ------         -----      ------
CHANGE IN NET ASSET VALUE........................................        0.25         1.06        (2.06)        (2.25)      (1.19)
                                                                       ------       ------       ------        ------      ------
NET ASSET VALUE, END OF PERIOD...................................      $ 6.41       $ 6.16       $ 5.10        $ 7.16      $ 9.41
                                                                       ======       ======       ======        ======      ======
Total return.....................................................        4.21%       20.82%      (28.84)%      (23.84)%    (11.17)%
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands).........................     $83,240      $82,459      $56,096       $68,743     $69,508
RATIO TO AVERAGE NET ASSETS OF:
   Net operating expenses........................................        1.00%        1.01%        1.08%         1.00%       1.00%
   Gross operating expenses......................................        1.22%        1.17%        1.18%         1.19%       1.24%
   Net investment income (loss)..................................        0.09%       (0.09)%      (0.17)%       (0.26)%      0.15%
Portfolio turnover...............................................         178%         228%          62%           35%         16%

(1) Computed using average shares outstanding.


                                                    Phoenix-AIM Growth Series  9

PHOENIX-ALGER SMALL-CAP GROWTH SERIES
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

    Long-term capital growth.

PRINCIPAL INVESTMENT STRATEGIES

[diamond]  The series will invest primarily in common stocks of growth companies with favorable prospects for capital growth. Under normal market conditions, the series will invest at least 80% of its assets in companies that, at the time of initial purchase by the series, have market capitalizations within the range of companies included in the Russell 2000(R) Growth Index or the S&P SmallCap 600 Index. Because these companies are defined by reference to an index, the market capitalizations of companies in which the series may invest may vary with market conditions. As of December 31, 2004, the market capitalization range for the series' equity securities was $134 million to $8 billion. The series' policy of investing 80% of its assets in small capitalization companies is not fundamental and therefore, may be changed without shareholder approval, but upon 60 days written notice to shareholders.

[diamond]  The series favors stocks of entrepreneurial companies that appear to be reasonably valued. The series uses research to identify potential investments by examining such features as a company's financial condition, business prospects, competitive position and business strategy. The series looks for companies that have good current or prospective earnings and strong management teams.

[diamond]  The series may invest in common and preferred stocks, convertible securities and warrants.

[diamond]  The series reserves the right to invest up to 20% of total assets in other securities, such as value or dividend stocks, bonds rated investment-grade at the time of purchase and their unrated equivalents and U.S. government securities.

[diamond]  The series may invest in a broad range of foreign securities, including equity, debt and convertible securities and foreign government securities. Issuers may be in established market countries or emerging-market countries.

[diamond]  The subadvisor's portfolio selection method may result in a higher portfolio turnover rate. High portfolio turnover rates may increase costs to the series which may negatively affect series' performance.

PRINCIPAL RISKS

    The series' investments are subject generally to market risk and the risk of selecting underperforming securities and asset classes, which may adversely affect the series and lead to loss of principal.

    The principal risks of investing in the series, which could adversely affect its net asset value and total return, are:

[diamond]  Equity Securities Investment Risk
           o  Initial Public Offering Risk

[diamond]  Smaller Market Capitalization Risk

[diamond]  Growth Stock Investment Risk

[diamond]  Foreign Investment Risk
           o  Emerging Market Investment Risk
           o  Foreign Currency Risk

[diamond]  Portfolio Turnover Risk

    Please see "Description of Principal Risks" for a description of each of these risks and other risks that may affect the series.

TEMPORARY DEFENSIVE STRATEGY

    The series may, from time to time, take temporary defensive positions that are inconsistent with the series' principal investment strategies in attempting to respond to adverse market, economic, political or other conditions. As a result, the series may not achieve its investment objective.

CALENDAR YEAR ANNUAL TOTAL RETURN

    The following bar chart and table provide some indication of the risks of investing in the series. The bar chart shows changes in the series' performance from year to year over the life of the series.(1) The table shows how the series' average annual total returns compare to those of a broad-based securities market index and a more narrowly based benchmark that reflects the market sectors in which the series invests. The series' past performance is not necessarily an indication of how the series will perform in the future.

[GRAPHIC OMITTED]

      CALENDAR YEAR      ANNUAL RETURN (%)
          2003                53.38
          2004                 2.12

(1) The series' annual returns in this chart do not reflect the deduction of any separate account or contract charges. The returns would have been less than those shown if such charges were deducted. During the period shown in the chart, the highest return for a quarter was 27.79% (quarter ended June 2003) and the lowest return for a quarter was -12.77% (quarter ended September
    2004).


10  Phoenix-Alger Small-Cap Growth Series

---------------------------------------------------------------
  AVERAGE ANNUAL TOTAL RETURNS                      LIFE OF
  (FOR THE PERIOD ENDED 12/31/04)(2)     1 YEAR   THE SERIES(3)
---------------------------------------------------------------
  Phoenix-Alger Small-Cap Growth Series   2.12%      21.09%
---------------------------------------------------------------
  Russell 2000(R) Growth Index(4)        14.31%      25.28%
---------------------------------------------------------------
  S&P 500(R) Index(5)                    10.86%      15.10%
---------------------------------------------------------------

(2) The series' average annual returns in this table do not reflect the deduction of any separate account or contract charges. The returns would have been less than those shown if such charges were deducted.

(3) Since August 12, 2002.

(4) The Russell 2000(R) Growth Index is a market capitalization-weighted index of growth-oriented stocks of the smallest 2,000 companies in the Russell Universe, which comprises the 3,000 largest U.S. companies. The index is calculated on a total return basis with dividends reinvested.

(5) The S&P 500(R) Index is a half-float market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total return basis with dividends reinvested.

The indexes are unmanaged and not available for direct investment; therefore, their performance does not reflect the fees and expenses associated with the active management of an actual portfolio.

SERIES FEES AND EXPENSES

    This table describes the fees and expenses that you may pay if you buy and hold shares of the series. The table and the example do not include any fees or sales charges imposed by the variable insurance contract for which the series is an investment option. If they were included, your costs would be higher. Investors should consult the contract prospectus for more information.

ANNUAL SERIES OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM THE SERIES' ASSETS)

Management Fees                                      0.85%

Distribution and/or Service (12b-1) Fees             None

Other Expenses                                       0.89%
                                                     -----

TOTAL ANNUAL SERIES OPERATING EXPENSES (1)           1.74%
                                                     =====

(1) The series' investment advisor has voluntarily agreed to reimburse the series' expenses other than the management fees to the extent that such expenses exceed 0.15% of the series' average net assets (the "expense cap"). The series operating expenses after reimbursement were 1.00% for the year ended December 31, 2004. The expense cap noted above may be changed or eliminated at anytime without notice.

EXAMPLE

    This example is intended to help you compare the cost of investing in the series with the cost of investing in other mutual funds.

    The example assumes that you invest $10,000 in the series for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the series' operating expenses remain the same. The example does not reflect contract fees and charges, and if it did, the costs shown would be higher.

--------------------------------------------------------------
                         1 YEAR   3 YEARS  5 YEARS  10 YEARS
--------------------------------------------------------------
  Phoenix-Alger
  Small-Cap Growth        $176     $547     $941     $2,047
  Series>
--------------------------------------------------------------

Note: your actual expenses may be lower than those shown in the tables above since the expense levels used to calculate the figures shown do not include the voluntary reimbursement of expenses over certain levels by the series' investment advisor. Refer to the section "Management of the Fund" for information about expense reimbursement in the SAI.

MANAGEMENT OF THE SERIES

THE ADVISOR AND SUBADVISOR

    Phoenix Variable Advisors, Inc. (PVA), is the investment advisor to the series. Fred Alger Management, Inc. (Alger) is the subadvisor to the series and is responsible for its day-to-day portfolio management. You will find more information about PVA and Alger in the "Management of the Fund" section of this prospectus. The SAI provides additional information about the portfolio manager's(s') compensation, other accounts managed by the portfolio manager(s) and the portfolio manager's(s') ownership of securities in the series.

PORTFOLIO MANAGEMENT

    The following individual is primarily responsible for the day-to-day management of the series.


[diamond]  JILL GREENWALD, CFA, manager of the series since January 2005, has been employed by Alger as a Senior Vice President and portfolio manager since November 2001, prior to which she was employed by Alger as an analyst and later a senior analyst from 1986 to 1992. She was a Managing Director and senior portfolio manager at Chase Manhattan Bank from 1994 - 1999 and a Senior Vice President and Investment Officer at J&W Seligman & Co. from 1999 until November 2001.



                                       Phoenix-Alger Small-Cap Growth Series  11

FINANCIAL HIGHLIGHTS

    The financial highlights table is intended to help you understand the series' financial performance for the period of the series' operations. Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the series (assuming reinvestment of all dividends and distributions). These figures do not include the imposition of separate account fees or expenses. If such fees or expenses were imposed, performance would be lower. This information has been audited by PricewaterhouseCoopers LLP. Their report and the series' financial statements are included in the Annual Report and by reference in the Statement of Additional Information.

                                                                                                                      FROM
                                                                                       YEAR ENDED DECEMBER 31,      INCEPTION
                                                                                       -----------------------      8/12/02 TO
                                                                                         2004           2003        12/31/02
                                                                                         ----           ----        --------
Net asses value, beginning of period                                                    $14.64         $10.08         $10.00
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)(1)..................................................     (0.11)         (0.10)         (0.02)
   Net realized and unrealized gain (loss)..........................................      0.42           5.49           0.10
                                                                                        ------         ------         ------
      TOTAL FROM INVESTMENT OPERATIONS..............................................      0.31           5.39           0.08
                                                                                        ------         ------         ------
LESS DISTRIBUTIONS
   Distributions from net realized gains............................................     (0.23)         (0.83)            --
                                                                                        ------         ------          -----
      TOTAL DISTRIBUTIONS...........................................................     (0.23)         (0.83)            --
                                                                                        ------         ------          -----
CHANGE IN NET ASSET VALUE...........................................................      0.08           4.56           0.08
                                                                                        ------         ------         ------
NET ASSET VALUE, END OF PERIOD......................................................    $14.72         $14.64         $10.08
                                                                                        ======         ======         ======
Total return........................................................................      2.12%         53.38%          0.85%(3)
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands)............................................   $19,561        $13,026         $1,972
RATIO TO AVERAGE NET ASSETS OF:
   Net operating expenses...........................................................      1.00%          1.00%          1.00%(2)
   Gross operating expenses.........................................................      1.74%          3.49%          9.33%(2)
   Net investment income (loss).....................................................     (0.75)%        (0.75)%        (0.62)%(2)
Portfolio turnover..................................................................       200%           180%            62%(3)

(1) Computed using average shares outstanding.
(2) Annualized.
(3) Not annualized.


12  Phoenix-Alger Small-Cap Growth Series

PHOENIX-ALLIANCE/BERNSTEIN ENHANCED INDEX SERIES
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

    High total return.

PRINCIPAL INVESTMENT STRATEGIES

[diamond]  Under normal conditions, the series will invest at least 80% of its assets in common stocks and other equity securities. The series' policy of investing 80% of its assets in equity securities is not fundamental and therefore, may be changed without shareholder approval, but upon 60 days written notice to shareholders.

[diamond]  The series invests in a diversified portfolio of securities of large-
           and medium-capitalization companies within the market sectors reflected in the S&P 500(R) Index (S&P 500). The S&P 500 is a market weighted compilation of 500 common stocks selected on a statistical basis by Standard & Poor's Corporation. The S&P 500 is typically composed of issues in the following sectors: industrial, financial, public utilities, and transportation.

[diamond]  The subadvisor will evaluate each of the economic sectors represented in the S&P 500. The series will invest in securities that the subadvisor believes to be undervalued and which offer growth potential and an overall volatility of return similar to that of the S&P 500. As of December 31, 2004, the market capitalization range for the series' equity securities was $1.7 billion to $386 billion.

[diamond]  The subadvisor will seek to reduce the series' volatility relative to the S&P 500 by attempting to generally match the series' equities holdings to various risk characteristics of the S&P 500 such as market capitalization, weightings and diversification. The subadvisor then uses fundamental analysis and systematic stock valuation to exclude stocks within economic sectors which appear to be extremely overvalued.

ENHANCED INDEX

[diamond]  Research: The subadvisor's two research teams follow over 700 predominantly large- and medium-sized U.S. companies. A substantial majority of these companies are issuers of securities that are included in the S&P 500 Index. Both analyst teams combine extensive field research with financial analysis to develop earnings models for the companies in their sectors. Growth analysts seek to identify companies with a strong franchise, dominant market share, high return on equity, and consistent superior earnings growth. Value analysts search for companies that have a strong balance sheet, credible management team, attractive price in relation to mid-cycle earnings, and that are undertaking actions to restore profitability.

[diamond]  Valuation: The subadvisor seeks to exploit market anomalies by identifying misvaluations. Misvaluations in the growth domain exist when investors underestimate the potential for acceleration in growth in industry leading businesses. Misvaluations in the value domain are created by risk-averse investors who overreact to current conditions, assuming that companies facing immediate problems will never recover. However, these companies often take corrective action to restore profitability, and economic conditions that have depressed earnings usually recede.

[diamond]  Stock Selection: A diversified portfolio is constructed using disciplined buy and sell rules. Sector weightings will generally approximate those of the S&P 500. The series will be principally comprised of the top rated stocks of both the growth and value research teams. Finally, the series holds a number of other stocks to enhance the diversification.

PRINCIPAL RISKS

    The series' investments are subject generally to market risk and the risk of selecting underperforming securities and asset classes, which may adversely affect the series and lead to loss of principal.

    The principal risks of investing in the series, which could adversely affect its net asset value, yield and total return, are:

[diamond]  Equity Securities Investment Risk
[diamond]  Index Investment Risk

    Please see "Description of Principal Risks" for a description of each of these risks and other risks that may affect the series.

TEMPORARY DEFENSIVE STRATEGY

    The series may, from time to time, take temporary defensive positions that are inconsistent with the series' principal investment strategies in attempting to respond to adverse market, economic, political or other conditions. As a result, the series may not achieve its investment objective.

CALENDAR YEAR ANNUAL TOTAL RETURN

    The following bar chart and table provide some indication of the risks of investing in the series. The bar chart shows changes in the series' total return performance from year to year over the life of the series.(1) The table shows how the series' average annual returns compare to those of a broad-based securities market index. The series' past performance is not necessarily an indication of how the series will perform in the future.

 [GRAPHIC OMITTED]

      CALENDAR YEAR      ANNUAL RETURN (%)
          1998                 31.68
          1999                 18.86
          2000                -11.47
          2001                -11.90
          2002                -23.68
          2003                 26.23
          2004                  9.84

(1) The series' annual returns in this chart do not reflect the deduction of any separate account or contract charges. The returns would have been less than those shown if such charges were deducted. During the period shown in the chart, the highest return for a quarter was 22.09% (quarter ended December
    1998) and the lowest return for a quarter was -17.39% (quarter ended September 2002).


                            Phoenix-Alliance/Bernstein Enhanced Index Series  13

----------------------------------------------------------------------
  AVERAGE ANNUAL TOTAL RETURNS                             LIFE OF
  (FOR THE PERIOD ENDED 12/31/04)(2)   1 YEAR   5 YEARS  THE SERIES(3)
----------------------------------------------------------------------
  Phoenix-Alliance/Bernstein            9.84%    -3.77%      4.27%
  Enhanced Index Series
----------------------------------------------------------------------
  S&P 500(R) Index(4)                  10.86%    -2.31%      5.26%
----------------------------------------------------------------------

(2) The series' annual returns in this table do not reflect the deduction of any separate account or contract charges. The returns would have been less than those shown if such charges were deducted.

(3) Since July 15, 1997.

(4) The S&P 500(R) Index is a half-float market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total return basis with dividends reinvested.

The index is unmanaged and not available for direct investment; therefore, the performance does not reflect the fees and expenses associated with the active management of an actual portfolio.

SERIES FEES AND EXPENSES

    This table describes the fees and expenses that you may pay if you buy and hold shares of the series. The table and the example do not include any fees or sales charges imposed under the contracts for which the series is an investment option. If they were included, your costs would be higher. Investors should consult the contract prospectus for more information.

ANNUAL SERIES OPERATING EXPENSES (EXPENSES THAT ARE
DEDUCTED FROM SERIES' ASSETS)

Management Fees                                         0.45%

Distribution and/or Service (12b-1) Fees                 None

Other Expenses                                          0.27%
                                                        -----

TOTAL ANNUAL SERIES OPERATING EXPENSES(5)               0.72%
                                                        =====

(5) The series' investment advisor has voluntarily agreed to reimburse the series' expenses other than the management fees to the extent that such expenses exceed 0.20% of the series' average net assets (the "expense cap"). The series operating expenses after reimbursement were 0.65% for the year ended December 31, 2004. The expense cap noted above may be changed or eliminated at anytime without notice.

EXAMPLE

    This example is intended to help you compare the cost of investing in the series with the cost of investing in other mutual funds.

    The example assumes that you invest $10,000 in the series for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the series' operating expenses remain the same. The example does not reflect contract fees and charges, and if it did, the costs shown would be higher.

------------------------------------------------------------------
                             1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
  Phoenix-Alliance/Bernstein
  Enhanced Index Series        $73       $229      $398      $889
------------------------------------------------------------------

Note: your actual expenses may be lower than those shown in the tables above since the expense levels used to calculate the figures shown do not include the voluntary reimbursement of expenses over certain levels by the series' investment advisor. Refer to the section "Management of the Fund" for information about expense reimbursement in the SAI.

MANAGEMENT OF THE SERIES

THE ADVISOR AND SUBADVISOR

    Phoenix Variable Advisors, Inc. (PVA), is the investment advisor to the series. Alliance Capital Management L.P. (Alliance), is the subadvisor to the series and is responsible for its day-to-day portfolio management. You will find more information about PVA and Alliance in the "Management of the Fund" section of this prospectus. The SAI provides additional information about the portfolio manager's(s') compensation, other accounts managed by the portfolio manager(s) and the portfolio manager's(s') ownership of securities in the series.

PORTFOLIO MANAGEMENT

    The management and investment decisions for the series' portfolio are made by the Alliance's Structured Equity Investment Policy Group. The Structured Equity Investment Policy Group relies heavily on the fundamental research of the subadvisor's large internal research staff, including the global growth and value research departments. Day-to-day responsibilities for coordinating the portfolio's investments resides with Drew Demakis, the Chief Investment Officer of the Structured Equity Investment Policy Group.

[diamond]  DREW DEMAKIS has served as the series' portfolio manager since 2003.
           Mr. Demakis was named CIO--Structured Equities in mid-2003. He is also a member of the core/blend services investment team and Chairman of the firm's Risk Investment Policy Group. Previously, he served as the director of product development for structured equities for two years. He joined Bernstein in 1998 as a senior portfolio manager for International Value equities. For many years, he has focused his efforts on risk-management and portfolio-construction issues for a variety of portfolios.


14  Phoenix-Alliance/Bernstein Enhanced Index Series

FINANCIAL HIGHLIGHTS

    The financial highlights table is intended to help you understand the series' financial performance for the past five years. Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the series (assuming reinvestment of all dividends and distributions). These figures do not include the imposition of separate account fees or expenses. If such fees or expenses were imposed, performance would be lower. This information has been audited by PricewaterhouseCoopers LLP. Their report and the series' financial statements are included in the Annual Report and by reference in the Statement of Additional Information.

                                                                                         YEAR ENDED DECEMBER 31,
                                                                                         -----------------------
                                                                       2004        2003         2002          2001(1)     2000
                                                                       ----        ----         ----          ------      ----
Net asset value, beginning of period.............................     $10.21      $ 8.17       $10.81        $12.44      $14.64
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)..................................       0.15        0.10         0.08          0.09        0.11
   Net realized and unrealized gain (loss).......................       0.84        2.04        (2.63)        (1.57)      (1.75)
                                                                      ------      ------       ------        ------      ------
      TOTAL FROM INVESTMENT OPERATIONS...........................       0.99        2.14        (2.55)        (1.48)      (1.64)
                                                                      ------      ------       ------        ------      ------
LESS DISTRIBUTIONS
   Dividends from net investment income..........................      (0.15)      (0.10)       (0.09)        (0.08)      (0.11)
   Distributions from net realized gains.........................         --          --           --         (0.07)      (0.45)
                                                                      ------      ------       ------        ------      ------
      TOTAL DISTRIBUTIONS........................................      (0.15)      (0.10)       (0.09)        (0.15)      (0.56)
                                                                      ------      ------       ------        ------      ------
CHANGE IN NET ASSET VALUE........................................       0.84        2.04        (2.64)        (1.63)      (2.20)
                                                                      ------      ------       ------        ------      ------
NET ASSET VALUE, END OF PERIOD...................................     $11.05      $10.21       $ 8.17        $10.81      $12.44
                                                                      ======      ======       ======        ======      ======
Total return.....................................................       9.84%      26.23%      (23.68)%      (11.90)%    (11.47)%
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands).........................   $119,629    $110,334      $82,978      $105,493    $115,625
RATIO TO AVERAGE NET ASSETS OF:
   Net operating expenses........................................       0.65%       0.65%        0.63%         0.55%       0.55%
   Gross operating expenses......................................       0.72%       0.72%        0.74%         0.70%       0.69%
   Net investment income.........................................       1.44%       1.18%        0.91%         0.80%       0.80%
Portfolio turnover...............................................         22%         52%          44%           40%         63%

(1) As required, effective January 1, 2001, the Fund adopted the provisions of AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. There was no effect to net investment income per share and net realized and unrealized gain (loss) per share and the ratio of net investment income to average net assets. Per share ratios and supplemental data from prior periods have not been restated to reflect this change.


                            Phoenix-Alliance/Bernstein Enhanced Index Series  15

PHOENIX-DUFF & PHELPS REAL ESTATE SECURITIES SERIES
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

    Capital appreciation and income with approximately equal emphasis.

PRINCIPAL INVESTMENT STRATEGIES

[diamond]  Under normal circumstances, the series intends to invest at least 80%
           of its assets in marketable securities of publicly traded real estate investment trusts (REITs) and companies that are principally engaged in the real estate industry. REITs are pooled investment vehicles which invest primarily in income-producing real estate or real estate related loans. Generally, REITs can be classified as equity REITs, mortgage REITs or hybrid REITs. The series intends to emphasize investment in equity REITs. The series' policy of investing 80% of its assets in REITs and other real estate related securities is not fundamental and therefore, may be changed without shareholder approval, but upon 60 days written notice to shareholders.

[diamond]  In determining whether an issuer is "principally engaged" in the real estate industry, the advisor seeks companies which derive at least 50% of their gross revenues or net profits from the ownership, development, construction, financing, management or sale of commercial, industrial or residential real estate.

[diamond]  The advisor uses a blended approach in its security selection process, combining a pursuit of growth and value. Securities are selected using a two-tiered screening process. First the advisor screens the universe of eligible securities for those that it believes offer the potential for initial appreciation, continued dividend growth and that show signs the issuer is an efficient user of capital. Securities that survive this screening are further evaluated based on interviews and fundamental research that focus on the issuer's strength of management and property, financial and performance reviews.

[diamond]  A security is evaluated for sale if its market value exceeds the advisor's estimated value, its financial performance is expected to decline or if the advisor believes the security's issuer fails to adjust its strategy to the real estate market cycle.

[diamond]  The series is non-diversified under federal securities laws.

PRINCIPAL RISKS

    The series' investments are subject generally to market risk and the risk of selecting underperforming securities and asset classes, which may adversely affect the series and lead to loss of principal.

    Because the series invests in real estate securities, the value of its shares will fluctuate in response to changes in economic conditions within the real estate industry. Risks associated with the direct ownership of real estate and with the real estate industry in general include: (i) possible declines in the value of real estate; (ii) risks related to general and local economic conditions; (iii) possible lack of availability of mortgage funds; (iv) overbuilding; (v) extended vacancies of properties; (vi) increases in competition, property taxes and operating expenses; (vii) changes in zoning laws; (viii) costs of clean-up of and liability for environmental problems; (ix) casualty or condemnation losses; (x) uninsured damages from flood, earthquakes or other natural disasters; (xi) limitations on and variations in rents; (xii) dependency on property management skill; (xiii) the appeal of properties to tenants; and (xiv) changes in interest rates.

    Other principal risks of investing in the series, which could adversely affect its net asset value, yield and total return, are:

[diamond] REIT Investment Risk

[diamond] Equity Securities Investment Risk

[diamond] Non-Diversification Risk

    Please see "Description of Principal Risks" for a description of each of these risks and other risks that may affect the series.

TEMPORARY DEFENSIVE STRATEGY

    The series may, from time to time, take temporary defensive positions that are inconsistent with the series' principal investment strategies in attempting to respond to adverse market, economic, political or other conditions. As a result, the series may not achieve its investment objective.

CALENDAR YEAR ANNUAL TOTAL RETURN

    The following bar chart and table provide some indication of the risks of investing in the series. The bar chart shows changes in the series' performance from year to year over the life of the series.(1) The table shows how the series' average annual returns compare to those of a broad-based securities market index and a more narrowly based benchmark that reflects the market sectors in which the series invests. The series' past performance is not necessarily an indication of how the series will perform in the future.

[GRAPHIC OMITTED]

      CALENDAR YEAR      ANNUAL RETURN (%)
          1996                 33.09
          1997                 22.05
          1998                -21.19
          1999                  4.78
          2000                 30.78
          2001                  6.62
          2002                 12.08
          2003                 38.27
          2004                 34.69

(1) The series' annual returns in this chart do not reflect the deduction of any separate account or contract charges. The returns would have been less than those shown if such charges were deducted. During the period shown in the chart, the highest return for a quarter was 17.66% (quarter ended December
    1996) and the lowest return for a quarter was -13.12% (quarter ended September 1998).


16  Phoenix-Duff & Phelps Real Estate Securities Series

----------------------------------------------------------------------
 AVERAGE ANNUAL TOTAL RETURNS                              LIFE OF
 (FOR THE PERIOD ENDED 12/31/04)(2)   1 YEAR   5 YEARS   THE SERIES(3)
----------------------------------------------------------------------
 Phoenix-Duff & Phelps
 Real Estate Securities               34.69%    23.82%     17.08%
 Series
----------------------------------------------------------------------
 NAREIT Equity Index(4)               31.56%    21.94%     15.35%
----------------------------------------------------------------------
 S&P 500(R) Index(5)                  10.86%    -2.31%     11.14%
----------------------------------------------------------------------

(2) The series' average annual returns in this table do not reflect the deduction of any separate account or contract charges. The returns would have been less than those shown if such charges were deducted.

(3) Since May 1, 1995.

(4) The NAREIT Equity Index measures all tax-qualified real estate investment trusts listed on the New York Stock Exchange and the NASDAQ National Market System. The index is calculated on a total return basis with dividends reinvested.

(5) The S&P 500(R) Index is a half-float market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total return basis with dividends reinvested.

The indexes are unmanaged and not available for direct investment; therefore, the performance does not reflect the fees and expenses associated with the active management of an actual portfolio.

SERIES FEES AND EXPENSES

    This table describes the fees and expenses that you may pay if you buy and hold shares of the series. The table and the example do not include any fees or sales charges imposed under the contracts for which the series is an investment option. If they were included, your costs would be higher. Investors should consult the contract prospectus for more information.

ANNUAL SERIES OPERATING EXPENSES (EXPENSES THAT ARE
DEDUCTED FROM SERIES' ASSETS)

Management Fees                                           0.75%

Distribution and/or Service (12b-1) Fees                   None

Other Expenses                                            0.29%
                                                          -----

TOTAL ANNUAL SERIES OPERATING EXPENSES                    1.04%
                                                          =====

EXAMPLE

    This example is intended to help you compare the cost of investing in the series with the cost of investing in other mutual funds.

    The example assumes that you invest $10,000 in the series for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the series' operating expenses remain the same. The example does not reflect contract fees and charges, and if it did, the costs shown would be higher.

-----------------------------------------------------------------
                          1 YEAR   3 YEARS   5 YEARS   10 YEARS
-----------------------------------------------------------------
 Phoenix-Duff & Phelps
 Real Estate Securities    $106      $330      $573     $1,268
 Series
-----------------------------------------------------------------

MANAGEMENT OF THE SERIES

THE ADVISOR

    Duff & Phelps Investment Management Co. (DPIM) is the investment advisor to the series and is responsible for its day-to-day portfolio management. You will find more information about DPIM in the "Management of the Fund" section of this prospectus. The SAI provides additional information about the portfolio manager's(s') compensation, other accounts managed by the portfolio manager(s) and the portfolio manager's(s') ownership of securities in the series.

PORTFOLIO MANAGEMENT

    Michael Schatt serves as senior portfolio manager (since 1998). Geoffrey Dybas, CFA, serves as portfolio manager (since 1998). As such, they are primarily responsible for the day-to-day management of the series.

[diamond]  MICHAEL SCHATT has served as senior vice president of Duff & Phelps since joining the firm in 1994. He is senior portfolio manager for all REIT products managed by Duff & Phelps, which also includes the REIT portfolio within the DNP Select Income Fund Inc., a closed-end mutual fund.

[diamond]  GEOFFREY DYBAS joined Duff & Phelps in 1995 and serves as senior vice president and senior analyst. He is portfolio manager and senior analyst for the REIT portfolios managed by Duff & Phelps, which also include the REIT portfolio within the DNP Select Income Fund Inc., a closed-end mutual fund. His primary responsibilities include sharing portfolio management and trading decisions, and conducting research on the equity REIT universe.


                         Phoenix-Duff & Phelps Real Estate Securities Series  17

FINANCIAL HIGHLIGHTS

    The financial highlights table is intended to help you understand the series' financial performance for the past five years. Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the series (assuming reinvestment of all dividends and distributions). These figures do not include the imposition of separate account fees or expenses. If such fees or expenses were imposed, performance would be lower. This information has been audited by PricewaterhouseCoopers LLP. Their report and the series' financial statements are included in the Annual Report and by reference in the Statement of Additional Information.

                                                                                           YEAR ENDED DECEMBER 31,
                                                                                           -----------------------
                                                                         2004         2003        2002           2001         2000
                                                                         ----         ----        ----           ----         ----
Net asset value, beginning of period.............................       $21.85      $16.85       $15.70         $15.33       $12.21
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)..................................         0.56        0.64         0.63(1)        0.62         0.63
   Net realized and unrealized gain (loss).......................         6.87        5.67         1.26           0.37         3.07
                                                                        ------      ------       ------         ------       ------
      TOTAL FROM INVESTMENT OPERATIONS...........................         7.43        6.31         1.89           0.99         3.70
                                                                        ------      ------       ------         ------       ------
LESS DISTRIBUTIONS

   Dividends from net investment income..........................        (0.59)      (0.66)       (0.65)         (0.62)       (0.58)
   Distributions from net realized gains.........................        (2.30)      (0.65)       (0.09)            --           --
                                                                        ------      ------       ------         ------       ------
      TOTAL DISTRIBUTIONS........................................        (2.89)      (1.31)       (0.74)         (0.62)       (0.58)
                                                                        ------      ------       ------         ------       ------
CHANGE IN NET ASSET VALUE........................................         4.54        5.00         1.15           0.37         3.12
                                                                        ------      ------       ------         ------       ------
NET ASSET VALUE, END OF PERIOD...................................       $26.39      $21.85       $16.85         $15.70       $15.33
                                                                        ======      ======       ======         ======       ======
Total return.....................................................        34.69%      38.27%       12.08%          6.62%       30.78%
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands).........................     $121,985     $87,376      $63,452        $41,506      $34,815
RATIO TO AVERAGE NET ASSETS OF:
   Net operating expenses........................................         1.04%       1.07%        1.09%          1.00%        1.00%
   Gross operating expenses......................................         1.04%       1.12%        1.16%          1.32%        1.31%
   Net investment income.........................................         2.39%       4.72%        3.96%          4.21%        4.63%
Portfolio turnover...............................................           27%         27%          27%            37%          26%

(1) Per share income from investment operations may vary from anticipated results depending on the timing of share purchases and redemptions.


18  Phoenix-Duff & Phelps Real Estate Securities Series

PHOENIX-ENGEMANN CAPITAL GROWTH SERIES
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

    Intermediate and long-term capital appreciation, with income as a secondary consideration.

PRINCIPAL INVESTMENT STRATEGIES

[diamond]  Under normal circumstances, the series will invest at least 65% of its assets in common stocks, which the subadvisor believes to have appreciation potential. Although the series may invest in issuers of any capitalization, the series generally invests principally in larger cap stocks. At December 31, 2004, the market capitalizations of the issuers in which the series was invested ranged from $6 billion to $386 billion.

[diamond]  The subadvisor seeks growth through disciplined, diversified investment in stocks of high-quality companies that the subadvisor believes have the ability to increase their profits year after year at a much faster rate than the average company. The subadvisor manages the series' portfolio from a top-down sector focus based upon market and economic conditions. Securities are then analyzed using a bottom-up approach. The subadvisor focuses on companies that it believes have consistent, substantial earnings growth, strong management with a commitment to shareholders, financial strength and a favorable long-term outlook.

[diamond]  Generally, stocks are sold when the subadvisor believes the growth rate of the stock will drop over the long term or there is a negative change in fundamentals.

[diamond]  The series may invest in securities of non-U.S. issuers, including companies, governments, government agencies and international organizations.

[diamond]  The series may invest in small companies as well as large companies.

PRINCIPAL RISKS

    The series' investments are subject generally to market risk and the risk of selecting underperforming securities and asset classes, which may adversely affect the series and lead to loss of principal.

    The principal risks of investing in the series, which could adversely affect its net asset value, yield and total return, are:

[diamond]  Growth Stock Investment Risk

[diamond]  Larger Market Capitalization Risk

[diamond]  Equity Securities Investment Risk

[diamond]  Smaller Market Capitalization Risk

[diamond]  Special Situations Risk

[diamond]  Foreign Investment Risk
           o  Emerging Market Risk
           o  Foreign Currency Risk

    Please see "Description of Principal Risks" for a description of each of these risks and other risks that may affect the series.

TEMPORARY DEFENSIVE STRATEGY

    If the subadvisor believes that market conditions are not favorable to the series' principal strategies, the series may invest in fixed income securities with or without warrants or conversion features and it may hold cash or invest without limit in cash equivalents. When this allocation happens, the series may not achieve its investment objective.

CALENDAR YEAR ANNUAL TOTAL RETURN

    The following bar chart and table provide some indication of the risks of investing in the series. The bar chart shows changes in the series' total return performance from year to year over a 10-year period.(1) The table shows how the series' average annual returns compare to those of a broad-based securities market index and a more narrowly based benchmark that reflects the market sectors in which the series invests. The series' past performance is not necessarily an indication of how the series will perform in the future.

[GRAPHIC OMITTED]

      CALENDAR YEAR      ANNUAL RETURN (%)
          1995                 30.85
          1996                 12.58
          1997                 21.07
          1998                 30.01
          1999                 29.67
          2000                -17.77
          2001                -34.57
          2002                -24.81
          2003                 26.49
          2004                  4.97

(1) The series' annual returns in this chart do not reflect the deduction of any separate account or contract charges. The returns would have been less than those shown if sales charges were deducted. During the 10-year period shown in the chart, the highest return for a quarter was 26.53% (quarter ended December 1999) and the lowest return for a quarter was -29.19% (quarter ended September 2001).

----------------------------------------------------------------
  AVERAGE ANNUAL TOTAL
  RETURNS (FOR THE PERIOD
  ENDED 12/31/04)(2)               1 YEAR   5 YEARS  10 YEARS
----------------------------------------------------------------
  Phoenix-Engemann Capital         4.97%    -11.69%    4.91%
  Growth Series
----------------------------------------------------------------
  S&P 500/Barra Growth Index (3)   6.14%    -7.07%    11.44%
----------------------------------------------------------------
  S&P 500(R) Index (4)            10.86%    -2.31%    12.11%
----------------------------------------------------------------

(2) The series' average annual returns in this table do not reflect the deduction of any separate account or contract charges. The returns would have been less than those shown if such charges were deducted.

(3) The S&P 500/Barra Growth Index is a half-float market capitalization-weighted index of growth-oriented, large capitalization U.S. companies with higher price to book ratios. The index is calculated on a total return basis with dividends reinvested.

(4) The S&P 500(R) Index is a half-float market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total return basis with dividends reinvested.

The indexes are unmanaged and not available for direct investment; therefore, the performance does not reflect the fees and expenses associated with the active management of an actual portfolio.


                                      Phoenix-Engemann Capital Growth Series  19

SERIES FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the series. The table and the example do not include any fees or sales charges under the contracts for which the series is an investment option. If they were included, your costs would be higher. Investors should consult the contract prospectus for more information.

ANNUAL SERIES OPERATING EXPENSES (EXPENSES THAT ARE
DEDUCTED FROM THE SERIES' ASSETS)

Management Fees                                        0.66%

Distribution and/or Service (12b-1) Fees                None

Other Expenses                                         0.21%
                                                       -----

TOTAL ANNUAL SERIES OPERATING EXPENSES                 0.87%
                                                       =====

EXAMPLE
    This example is intended to help you compare the cost of investing in the series with the cost of investing in other mutual funds.

    The example assumes that you invest $10,000 in the series for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the series' operating expenses remain the same. The example does not reflect contract fees and charges, and if it did, the costs shown would be higher.

--------------------------------------------------------------
                        1 YEAR   3 YEARS   5 YEARS  10 YEARS
--------------------------------------------------------------
  Phoenix-Engemann
  Capital Growth Series   $88      $276      $480    $1,068
--------------------------------------------------------------

MANAGEMENT OF THE SERIES

THE ADVISOR AND SUBADVISOR

    Phoenix Investment Counsel, Inc. (PIC), is the investment advisor to the series. Engemann Asset Management (Engemann), is the subadvisor to the series and is responsible for its day-to-day portfolio management. You will find more information about PIC and Engemann in the "Management of the Fund" section of this prospectus. The SAI provides additional information about the portfolio manager's(s') compensation, other accounts managed by the portfolio manager(s) and the portfolio manager's(s') ownership of securities in the series.

PORTFOLIO MANAGEMENT

[diamond]  DAVID GARZA has served as a co-portfolio manager of the
           Phoenix-Engemann Capital Growth Series since 2002. He also serves as a co-portfolio manager for the Phoenix-Engemann Capital Growth Fund and the Phoenix-Engemann Nifty Fifty Fund. He is a Vice President and Portfolio Manager of Engemann and has been with Engemann since 2002. Prior to joining Engemann, Mr. Garza was the President and Portfolio Manager, from 2001 to 2002, at Galileo Capital Management and from 1994 to 2001 was a Portfolio Manager at Roxbury Capital Management.

[diamond]  MICHAEL MANNS has served as a co-portfolio manager of the
           Phoenix-Engemann Capital Growth Series since 2004. He also serves as a co-portfolio manager for the Phoenix-Engemann Capital Growth Fund and the Phoenix-Engemann Nifty Fifty Fund. He is a Senior Vice President and senior portfolio manager for Engemann and has been with Engemann since 2004. Prior to joining Engemann, Mr. Manns was a senior vice president and senior portfolio manager, from 1994 to 2004, with American Express Financial Advisors Inc.

[diamond]  SCOTT SWANSON has served as a co-portfolio manager of the
           Phoenix-Engemann Capital Growth Series since 2000. He also serves as a co-portfolio manager for the Phoenix-Engemann Focus Growth Fund, the Phoenix-Engemann Capital Growth Fund and the Phoenix-Engemann Nifty Fifty Fund. He is a vice president and portfolio manager of Engemann and has been with Engemann since 1991.

[diamond]  JOHN TILSON has served as a co-portfolio manager of the
           Phoenix-Engemann Capital Growth Series since 1999. He also serves as co-portfolio manager for the Phoenix-Engemann Capital Growth Fund and the Phoenix-Engemann Nifty Fifty Fund. He is an executive vice president and portfolio manager of Engemann and has been with Engemann since 1983.


20  Phoenix-Engemann Capital Growth Series

FINANCIAL HIGHLIGHTS

    The financial highlights table is intended to help you understand the series' financial performance for the past five years. Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the series (assuming reinvestment of all dividends and distributions). These figures do not include the imposition of separate account fees or expenses. If such fees or expenses were imposed, performance would be lower. This information has been audited by PricewaterhouseCoopers LLP. Their report and the series' financial statements are included in the Annual Report and by reference in the Statement of Additional Information.

                                                                                       YEAR ENDED DECEMBER 31,
                                                                                       -----------------------
                                                                     2004         2003         2002          2001(2)     2000
                                                                     ----         ----         ----          -------     ----
Net asset value, beginning of period............................    $13.69       $10.84       $14.41        $22.49      $28.57
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss).................................      0.11         0.01         0.01            --(1)       --(1)
   Net realized and unrealized gain (loss)......................      0.57         2.85        (3.58)        (7.72)      (4.91)
                                                                    ------       ------       ------        ------     -------
      TOTAL FROM INVESTMENT OPERATIONS..........................      0.68         2.86        (3.57)        (7.72)      (4.91)
                                                                    ------       ------       ------        ------      ------
LESS DISTRIBUTIONS
   Dividends from net investment income.........................     (0.12)       (0.01)          --         (0.01)         --(1)
   Distributions from net realized gains........................        --           --           --         (0.35)      (1.17)
                                                                    ------       ------        ------       ------      ------
      TOTAL DISTRIBUTIONS.......................................     (0.12)      (0.01)           --         (0.36)      (1.17)
                                                                    ------       ------        ------      -------      ------
CHANGE IN NET ASSET VALUE.......................................      0.56         2.85         (3.57)       (8.08)      (6.08)
                                                                    ------       ------        ------       ------      ------
NET ASSET VALUE, END OF PERIOD..................................    $14.25       $13.69        $10.84       $14.41      $22.49
                                                                    ======       ======        ======       ======      ======
Total return....................................................      4.97%       26.49%       (24.81)%     (34.57)%    (17.77)%
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands)........................  $565,515     $632,025      $571,076     $937,569  $1,680,036
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses...........................................      0.87%        0.85%         0.75%        0.72%       0.68%
   Net investment income........................................      0.72%        0.07%         0.08%        0.01%       0.03%
Portfolio turnover..............................................        50%          41%          115%          58%         82%

(1) Amount is less than $0.01.

(2) As required, effective January 1, 2001, the Fund adopted the provisions of AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. There was no effect to net investment income per share and net realized and unrealized gain (loss) per share and the ratio of net investment income to average net assets. Per share ratios and supplemental data from prior periods have not been restated to reflect this change.


                                      Phoenix-Engemann Capital Growth Series  21

PHOENIX-ENGEMANN GROWTH AND INCOME SERIES
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

    Dividend growth, current income and capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

[diamond]  The series will invest in equity securities, primarily common stocks.
           Under normal circumstances, the series will invest at least 65% of its assets in equity securities.

[diamond]  The series invests in a diversified portfolio of securities of primarily U.S. companies. The series is designed to invest in equity securities. Under normal circumstances, the series intends to be "fully invested" and will attempt to limit its holdings of cash and short-term investments to not more than 2% of its assets.

[diamond]  The series seeks to outperform the S&P 500(R) Index (S&P 500) in total return and dividend yield. The S&P 500 total return can be negative. When this happens, the series may outperform the S&P 500 but still have a negative return. In that case the value of shares would likely decline rather than increase. The series may also fail to outperform the S&P 500.

[diamond]  The advisor uses a quantitative value strategy that selects equity securities primarily from among the 1,500 largest companies traded in the United States based on value criteria such as price to earnings, sales and cash flows and growth criteria such as earnings per share. This strategy emphasizes securities of companies relatively undervalued to the market in general and with improving fundamentals.

[diamond]  The series may invest up to 20% of its assets in securities of foreign (non-U.S.) issuers. However, under normal circumstances, the series will not invest more than 10% of its total assets in securities of foreign issuers.

PRINCIPAL RISKS

    The series' investments are subject generally to market risk and the risk of selecting underperforming securities and asset classes, which may adversely affect the series and lead to loss of principal.

    This series intends to be "fully invested" in equity securities. The net asset value of a series that intends to be fully invested in securities will decrease more quickly if the value of such securities decreases as compared to a series that holds larger cash positions.

    Other principal risks of investing in the series, which could adversely affect its net asset value, yield and total return, are:

[diamond]  Equity Securities Investment Risk

[diamond]  Foreign Investment Risk
           o  Foreign Currency Risk

[diamond]  Larger Market Capitalization Risk

    Please see "Description of Principal Risks" for a description of each of these risks and other risks that may affect the series.

TEMPORARY DEFENSIVE STRATEGY

    The series may, from time to time, take temporary defensive positions that are inconsistent with the series' principal investment strategies in attempting to respond to adverse market, economic, political or other conditions. As a result, the series may not achieve its investment objective.

CALENDAR YEAR ANNUAL TOTAL RETURN

    The following bar chart and table provide some indication of the risks of investing in the series. The bar chart shows changes in the series' performance from year to year over the life of the series.(1) The table shows how the series' average annual returns compare to those of a broad-based securities market index. The series' past performance is not necessarily an indication of how the series will perform in the future.

[GRAPHIC OMITTED]

      CALENDAR YEAR      ANNUAL RETURN (%)
          1999                 17.00
          2000                 -6.61
          2001                 -8.17
          2002                -22.51
          2003                 27.46
          2004                 10.48

(1) The series' annual returns in this chart do not reflect the deduction of any separate account or contract charges. The returns would have been less than those shown if such charges were deducted. During the period shown in the chart, the highest return for a quarter was 14.98% (quarter ended June 2003) and the lowest return for a quarter was -17.67% (quarter ended September
    2002).

 -------------------------------------------------------------
   AVERAGE ANNUAL TOTAL RETURNS                      LIFE OF
   (FOR THE PERIOD ENDED                               THE
   12/31/04)(2)                    1 YEAR   5 YEARS  SERIES(3)
 -------------------------------------------------------------
   Phoenix-Engemann Growth
   and Income Series               10.48%    -1.32%   4.13%
 -------------------------------------------------------------
   S&P 500(R) Index(4)             10.86%    -2.31%   3.70%
 -------------------------------------------------------------

(2) The series' average annual return in this table do not reflect the deduction of any separate account or contract charges. The returns would have been less than those shown if such charges were deducted.

(3) Since March 2, 1998.

(4) The S&P 500(R) Index is a half-float market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total return basis with dividends reinvested.

The index is unmanaged and not available for direct investment; therefore, the performance does not reflect the fees and expenses associated with the active management of an actual portfolio.

SERIES FEES AND EXPENSES

    This table describes the fees and expenses that you may pay if you buy and hold shares of the series. The table and the example do not include any fees or sales charges imposed under the contracts for which the series is an investment


22 Phoenix-Engemann Growth and Income Series option. If they were included, your costs would be higher. Investors should consult the contract prospectus for more information.

ANNUAL SERIES OPERATING EXPENSES (EXPENSES THAT ARE
DEDUCTED FROM SERIES' ASSETS)

Management Fees                                       0.70%

Distribution and/or Service (12b-1) Fees               None

Other Expenses                                        0.28%
                                                      -----

TOTAL ANNUAL SERIES OPERATING EXPENSES                0.98%
                                                      =====

(1) The series' investment advisor has voluntarily agreed to reimburse the series' expenses other than the management fees to the extent that such expenses exceed 0.25% of the series' average net assets (the "expense cap"). The series operating expenses after reimbursement were 0.95% for the year ended December 31, 2004. The expense cap noted above may be changed or eliminated at anytime without notice.

EXAMPLE

    This example is intended to help you compare the cost of investing in the series with the cost of investing in other mutual funds.

    The example assumes that you invest $10,000 in the series for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the series' operating expenses remain the same. The example does not reflect contract fees and charges, and if it did, the costs shown would be higher.

-------------------------------------------------------------
                          1 YEAR  3 YEARS  5 YEARS 10 YEARS
-------------------------------------------------------------
  Phoenix-Engemann
  Growth and Income        $100    $313     $544    $1,205
  Series
-------------------------------------------------------------

Note: your actual expenses may be lower than those shown in the tables above since the expense levels used to calculate the figures shown do not include the voluntary reimbursement of expenses over certain levels by the series' investment advisor. Refer to the section "Management of the Fund" for information about expense reimbursement in the SAI.

MANAGEMENT OF THE SERIES

THE ADVISOR

    Engemann Asset Management (Engemann), is the investment advisor to the series. You will find more information about Engemann in the "Management of the Fund" section of this prospectus. The SAI provides additional information about the portfolio manager's(s') compensation, other accounts managed by the portfolio manager(s) and the portfolio manager's(s') ownership of securities in the series.


PORTFOLIO MANAGEMENT


[diamond]  STEVE COLTON has served as a co-portfolio manager of the equity portion of the Phoenix-Engemann Growth and Income Series since inception. He also serves as a co-portfolio manager of the Phoenix-Engemann Balanced Return Fund, the Phoenix Balanced Fund, the Phoenix Value Equity Fund, the Phoenix Edge - Value Equity Series, the Phoenix-Aberdeen Worldwide Opportunities Fund (US domestic portion), the Phoenix Strategic Allocation Fund, the Phoenix Edge - Strategic Allocation Series, the Phoenix Growth and Income Fund and the Phoenix Income and Growth Fund. He is a senior vice president and senior portfolio manager of Engemann and has been with Engemann since 2005. Prior to joining Engemann, Mr. Colton was managing director and portfolio manager of Phoenix Investment Partners Ltd. since 1997.

[diamond]  DONG ZHANG has served as a co-portfolio manager of the equity portion of the Phoenix-Engemann Growth and Income Series since inception. He also serves as a co-portfolio manager of the Phoenix-Engemann Balanced Return Fund, the Phoenix Balanced Fund, the Phoenix Value Equity Fund, the Phoenix Edge - Value Equity Series, the Phoenix-Aberdeen Worldwide Opportunities Fund (US domestic portion), the Phoenix Strategic Allocation Fund, the Phoenix Edge - Strategic Allocation Series, the Phoenix Growth and Income Fund and the Phoenix Income and Growth Fund. He is a vice president and portfolio manager of Engemann and has been with Engemann since 2005. Prior to joining Engemann, Mr. Zhang was managing director and portfolio manager of Phoenix Investment Partners Ltd. since 1997.



                                   Phoenix-Engemann Growth and Income Series  23

FINANCIAL HIGHLIGHTS

    The financial highlights table is intended to help you understand the series' financial performance for the past five years. Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the series (assuming reinvestment of all dividends and distributions). These figures do not include the imposition of separate account fees or expenses. If such fees or expenses were imposed, performance would be lower. This information has been audited by PricewaterhouseCoopers LLP. Their report and the series' financial statements are included in the Annual Report and by reference in the Statement of Additional Information.

                                                                                       YEAR ENDED DECEMBER 31,
                                                                                       -----------------------
                                                                      2004           2003        2002         2001        2000
                                                                      ----           ----        ----         ----        ----
Net asset value, beginning of period.............................    $11.06         $ 8.77      $11.42       $12.52      $13.53
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)..................................      0.13(1)        0.11        0.08         0.08        0.07
   Net realized and unrealized gain (loss).......................      1.02           2.29       (2.65)       (1.09)      (0.96)
                                                                     ------         ------      ------       ------      ------
      TOTAL FROM INVESTMENT OPERATIONS...........................      1.15           2.40       (2.57)       (1.01)      (0.89)
                                                                     ------         ------      ------       ------      ------
LESS DISTRIBUTIONS
   Dividends from net investment income..........................     (0.14)        (0.11)       (0.08)       (0.06)      (0.07)
   Distributions from net realized gains.........................        --            --           --        (0.03)      (0.05)
                                                                     ------         ------      ------       ------      ------
      TOTAL DISTRIBUTIONS........................................     (0.14)        (0.11)       (0.08)       (0.09)      (0.12)
                                                                     ------         ------      ------       ------      ------
CHANGE IN NET ASSET VALUE........................................      1.01           2.29       (2.65)       (1.10)      (1.01)
                                                                     ------         ------      ------       ------      -------
NET ASSET VALUE, END OF PERIOD...................................    $12.07         $11.06      $ 8.77       $11.42      $12.52
                                                                     ======         ======      ======       ======      ======
Total return.....................................................     10.48%         27.46%     (22.51)%      (8.17)%     (6.61)%
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands).........................  $149,609       $107,718     $80,824     $115,740    $112,489
RATIO TO AVERAGE NET ASSETS OF:
   Net operating expenses........................................      0.95%          0.95%       0.93%        0.85%       0.85%
   Gross operating expenses......................................      0.98%          1.01%       0.95%        0.93%       0.94%
   Net investment income.........................................      1.13%          1.18%       0.79%        0.65%       0.54%
Portfolio turnover...............................................        58%            55%         60%          29%         53%

(1) Computed using average shares outstanding.


24  Phoenix-Engemann Growth and Income Series

PHOENIX-ENGEMANN SMALL-CAP GROWTH SERIES
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
    Long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES

[diamond]  Under normal circumstances, the series invests at least 80% of its assets in equity securities of companies that have market capitalizations of below $2.5 billion at the time of purchase. At December 31, 2004, the market capitalization of the issuers in which the series was invested ranged from $4 million to $6 billion. The series' policy of investing 80% of its assets in equity securities is not fundamental and therefore, may be changed without shareholder approval, but upon 60 days written notice to shareholders.

[diamond]  The series expects to invest principally in common stocks, with an emphasis on domestic corporations with rapidly growing earnings per share. The subadvisor may also select other stocks that, in the opinion of the subadvisor, are undervalued by other criteria of their fundamental net worth.

[diamond]  The subadvisor uses a bottom-up selection process to select stocks for the series.

[diamond]  Generally, a stock is sold when the characteristics and factors used to select it change, such as a reduction in the expected earnings growth rate, a loss of competitive advantage or the stock has appreciated to the point where it is no longer attractive.

PRINCIPAL RISKS

    The series' investments are subject generally to market risk and the risk of selecting underperforming securities and asset classes, which may adversely affect the series and lead to loss of principal.

    The principal risks of investing in the series, which could adversely affect its net asset value, yield and total return, are:

[diamond]  Equity Securities Investment Risk

[diamond]  Smaller Market Capitalization Risk

    Please see "Description of Principal Risks" for a description of each of these risks and other risks that may affect the series.

TEMPORARY DEFENSIVE STRATEGY

    If the subadvisor believes conditions are not favorable to the series' principal strategies, all or part of the series' assets may be held in cash and short-term money market instruments, including obligations of the U.S. government, high-quality commercial paper, certificates of deposit, bankers' acceptances, bank interest-bearing demand accounts and repurchase agreements secured by U.S. government securities. When this happens, the series may not achieve its objective.

CALENDAR YEAR ANNUAL TOTAL RETURN

    The following bar chart and table provide some indication of the risks of investing in the series. The bar chart shows changes in the series' performance from year to year over the life of the series.(1) The table shows how the series' average annual total returns compare to those of a broad-based securities market index and a more narrowly based benchmark that reflects the market sectors in which the series invests. The series' past performance is not necessarily an indication of how the series will perform in the future.

[GRAPHIC OMITTED]

      CALENDAR YEAR      ANNUAL RETURN (%)
          2001                -26.72
          2002                -28.80
          2003                 46.42
          2004                  9.69

(1) The series' annual return in this chart does not reflect the deduction of any separate account or contract charges. The return would have been less than those shown if such charges were deducted. During the period shown in the chart, the highest return for a quarter was 31.57% (quarter ended December 2001) and the lowest return for a quarter was -36.67% (quarter ended September 2001).

-----------------------------------------------------------------
  AVERAGE ANNUAL TOTAL RETURNS                       LIFE OF
  (FOR THE PERIOD ENDED 12/31/04)(2)     1 YEAR    THE SERIES(3)
-----------------------------------------------------------------
  Phoenix-Engemann Small-Cap Growth
  Series                                  9.69%       -7.50%
-----------------------------------------------------------------
  Russell 2000(R) Growth Index(4)        14.31%       -2.57%
-----------------------------------------------------------------
  S&P 500(R) Index(5)                    10.86%       -3.01%
-----------------------------------------------------------------

(2) The series' average annual returns in this table do not reflect the deduction of any separate account or contract charges. The returns would have been less than those shown if such charges were deducted.

(3) Since August 15, 2000.

(4) The Russell 1000(R) Growth Index is a market capitalization-weighted index of growth-oriented stocks of the 1,000 largest companies in the Russell Universe, which comprises the 3,000 largest U.S. companies. The index is calculated on a total return basis with dividends reinvested.

(5) The S&P 500(R) Index is a half-float market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total return basis with dividends reinvested.

The indexes are unmanaged and not available for direct investment; therefore, their performance does not reflect the fees and expenses associated with the active management of an actual portfolio.

SERIES FEES AND EXPENSES

    This table describes the fees and expenses that you may pay if you buy and hold shares of the series. The table and the example do not include any fees or sales charges imposed under the contracts for which the series is an investment option. If they were included, your costs would be higher. Investors should consult the contract prospectus for more information.


                                    Phoenix-Engemann Small-Cap Growth Series  25

ANNUAL SERIES OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED
FROM THE SERIES' ASSETS)

Management Fees                                         0.90%

Distribution and/or Service (12b-1) Fees                 None

Other Expenses                                          0.67%
                                                        -----

TOTAL ANNUAL SERIES OPERATING EXPENSES(6)               1.57%
                                                        =====

(6) The series' investment advisor has voluntarily agreed to reimburse the series' expenses other than the management fees to the extent that such expenses exceed 0.35% of the series' average net assets (the "expense cap"). Therefore, the series operating expenses after reimbursement were 1.25% for the year ended December 31, 2004. The expense cap noted above may be changed or eliminated at anytime without notice.

EXAMPLE

    This example is intended to help you compare the cost of investing in the series with the cost of investing in other mutual funds.

    The example assumes that you invest $10,000 in the series for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the series' operating expenses remain the same. The example does not reflect contract fees and charges, and if it did, the costs shown would be higher.

----------------------------------------------------------------
                             1 YEAR  3 YEARS  5 YEARS 10 YEARS
----------------------------------------------------------------
  Phoenix-Engemann
  Small-Cap Growth Series     $160     $499    $854    $1,865
----------------------------------------------------------------

Note: your actual expenses may be lower than those shown in the tables above since the expense levels used to calculate the figures shown do not include the voluntary reimbursement of expenses over certain levels by the series' investment advisor. Refer to the section "Management of the Fund" for information about expense reimbursement in the SAI.

MANAGEMENT OF THE SERIES

THE ADVISOR AND SUBADVISOR

    Phoenix Investment Counsel, Inc. (PIC), is the investment advisor to the series. Engemann Asset Management (Engemann), is the subadvisor to the series. You will find more information about PIC and Engemann in the "Management of the Fund" section of this prospectus. The SAI provides additional information about the portfolio manager's(s') compensation, other accounts managed by the portfolio manager(s) and the portfolio manager's(s') ownership of securities in the series.

PORTFOLIO MANAGEMENT

[diamond]  LOU HOLTZ has served as a co-portfolio manager of the
           Phoenix-Engemann Small-Cap Growth Series since 2000. He also serves as a co-portfolio manager for the Phoenix-Engemann Focus Growth Fund, the Phoenix-Engemann Small-Cap Growth Fund and the Phoenix-Engemann Mid-Cap Growth Fund. He is a vice president and portfolio manager of Engemann and has been with Engemann since 1996.

[diamond]  YOSSI LIPSKER has served as a co-portfolio manager of the
           Phoenix-Engemann Small-Cap Growth Series since 2000. He also serves as a co-portfolio manager of the Phoenix-Engemann Small-Cap Growth Fund and the Phoenix-Engemann Mid-Cap Growth Fund. He is a vice president and portfolio manager of Engemann and has been with Engemann since 1995.


26  Phoenix-Engemann Small-Cap Growth Series

FINANCIAL HIGHLIGHTS

    The financial highlights table is intended to help you understand the series' financial performance for the period of the series' operations. Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the series (assuming reinvestment of all dividends and distributions). These figures do not include the imposition of separate account fees or expenses. If such fees or expenses were imposed, performance would be lower. This information has been audited by PricewaterhouseCoopers LLP. Their report and the series' financial statements are included in the Annual Report and by reference in the Statement of Additional Information.


                                                                                                                         FROM
                                                                                YEAR ENDED DECEMBER 31,                INCEPTION
                                                                                -----------------------               8/15/00 TO
                                                                      2004          2003         2002         2001      12/31/00
                                                                      ----          ----         ----         ----      --------
Net asset value, beginning of period.............................    $ 6.48        $ 4.42       $ 6.21       $ 8.48      $10.00
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)..................................     (0.05)(4)     (0.05)(4)    (0.05)(4)    (0.04)(4)    0.01
                                                                     ------        ------       ------       ------
   Net realized and unrealized gain (loss).......................      0.68          2.11        (1.74)       (2.23)      (1.53)
                                                                     ------        ------       ------       ------      ------
      TOTAL FROM INVESTMENT OPERATIONS...........................      0.63          2.06        (1.79)       (2.27)      (1.52)
                                                                     ------        ------       ------       ------      ------
LESS DISTRIBUTIONS
   Dividends from net investment income..........................        --            --           --           --(3)       --
                                                                     ------        ------       ------       ------      ------
      TOTAL DISTRIBUTIONS........................................        --            --           --           --(3)       --
                                                                     ------        ------       ------       ------      ------
CHANGE IN NET ASSET VALUE........................................      0.63          2.06        (1.79)       (2.27)      (1.52)
                                                                     ------        ------       ------       ------      ------
NET ASSET VALUE, END OF PERIOD...................................    $ 7.11        $ 6.48       $ 4.42       $ 6.21      $ 8.48
                                                                     ======        ======       ======       ======      ======
Total return.....................................................      9.69%        46.42%      (28.80)%     (26.72)%    (15.18)%(2)
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands).........................   $21,663       $21,354      $10,959      $13,465      $7,270
RATIO TO AVERAGE NET ASSETS OF:
   Net operating expenses........................................      1.25%         1.25%        1.23%        1.15%       1.15%(1)
   Gross operating expenses......................................      1.57%         1.73%        2.22%        2.13%       3.93%(1)
   Net investment income (loss)..................................     (0.81)%       (0.97)%      (0.99)%      (0.55)%      0.21%(1)
Portfolio turnover...............................................        61%           49%          65%          31%         21%(2)

(1) Annualized.
(2) Not annualized.
(3) Amount is less than $0.01.
(4) Computed using average shares outstanding.


                                    Phoenix-Engemann Small-Cap Growth Series  27

PHOENIX-ENGEMANN STRATEGIC ALLOCATION SERIES
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

    High total return over an extended period of time consistent with prudent investment risk.

PRINCIPAL INVESTMENT STRATEGIES

[diamond]  The subadvisor will allocate investments of the series among three market segments -- stock, bond and money market. The types of securities in each of these three market segments in which the series will invest are listed in the SAI.

[diamond]  The subadvisor will adjust the mix of investments among the three market segments to capitalize on perceived variations in potential returns as economic and financial conditions change.

[diamond]  The subadvisor may invest 0-100% in any one market segment.

[diamond]  Equity securities are selected based on both quantitative and fundamental factors. Price to earnings, price to sales, cash flow ratios and a company's earnings and revenue growth rates are some of the quantitative criteria considered. The subadvisor also considers current industry conditions and a company's future growth prospects. The subadvisor then attempts to construct an equity portfolio that seeks to outperform the S&P 500 Index.

[diamond]  Fixed income securities are selected using a sector-rotation approach. The advisor seeks to adjust the portion of the series' investment in various sectors and the selections within sectors to obtain higher relative returns. The advisor selects those sectors that it believes offer attractive values. Securities within sectors are selected based on general economic and financial conditions and the issuer's business, management, cash, assets, earnings and stability. Securities selected for investment are those that the advisor believes offer the best potential for total return based on risk-to-reward tradeoff.

[diamond]  Investments in the money market segment will be for the purpose of attempting to achieve high current income, the preservation of capital, and liquidity.

PRINCIPAL RISKS

    The series' investments are subject generally to market risk and the risk of selecting underperforming securities and asset classes, which may adversely affect the series and lead to loss of principal.

    The advisor and subadvisor for the series may engage in trading when they believe that the trade, net of transaction costs, will improve interest income or capital appreciation potential, or will lessen capital loss potential. Whether these goals will be achieved through trading depends on the advisor's and subadvisor's ability to evaluate particular securities and anticipate relevant market factors, including interest rate trends and variations. Such trading places a premium on the advisor's and subadvisor's ability to obtain relevant information, evaluate the information properly and take advantage of their evaluations by completing transactions on a favorable basis. If the advisor's and subadvisors's evaluations and expectations prove to be incorrect, the series' income or capital appreciation may be reduced and its capital losses may be increased. Portfolio trading involves transaction costs.

    Other principal risks of investing in the series, which could adversely affect its net asset value, yield and total return, are:

[diamond]  Equity Securities Investment Risk

[diamond]  Fixed Income Securities Investment Risk
           o  Interest Rate Risk
           o  Credit Risk

[diamond]  Derivative Investment Risk

    Please see "Description of Principal Risks" for a description of each of these risks and other risks that may affect the series.

TEMPORARY DEFENSIVE STRATEGY

    The series may, from time to time, take temporary defensive positions that are inconsistent with the series' principal investment strategies in attempting to respond to adverse market, economic, political or other conditions. As a result, the series may not achieve its investment objective.

CALENDAR YEAR ANNUAL TOTAL RETURN

    The following bar chart and table provide some indication of the risks of investing in the series. The bar chart shows changes in the series' performance from year to year over a 10-year period.(1) The table shows how the series' average annual returns compare to those of two broad-based securities market indices and to a balanced benchmark. The series' past performance is not necessarily an indication of how the series will perform in the future.

[GRAPHIC OMITTED]

      CALENDAR YEAR      ANNUAL RETURN (%)
          1995                 18.22
          1996                  9.05
          1997                 20.73
          1998                 20.79
          1999                 11.26
          2000                  0.58
          2001                  1.87
          2002                -11.58
          2003                 19.87
          2004                  7.46

(1) The series' total returns in this chart do not reflect the deduction of any separate account or contract charges. The returns would have been less than those shown if such charges were deducted. During the 10-year period shown in the chart, the highest return for a quarter was 16.00% (quarter ended December 1998) and the lowest return for a quarter was -9.25% (quarter ended September 2002).


28  Phoenix-Engemann Strategic Allocation Series

------------------------------------------------------------------
 AVERAGE ANNUAL TOTAL RETURNS
 (FOR THE PERIOD ENDED 12/31/04)(2)   1 YEAR   5 YEARS   10 YEARS
------------------------------------------------------------------
 Phoenix-Engemann Strategic
 Allocation Series                    7.46%     3.14%      9.33%
------------------------------------------------------------------
 Composite: 60% S&P 500(R) Index/
 40% Lehman Brothers Aggregate        8.29%     1.98%     10.69%
 Bond Index(3)
------------------------------------------------------------------
 S&P 500(R) Index(4)                 10.86%    -2.31%     12.11%
------------------------------------------------------------------
 Lehman Brothers Aggregate Bond       4.34%     7.71%      7.72%
 Index(5)
----------------------------------------------------------------

(2) The series' average annual returns in this table do not reflect the deduction of any separate account or contract charges. The returns would have been less than those shown if such charges were deducted.

(3) A composite index consisting of 60% of the S&P 500(R) Index and 40% of the Lehman Brothers Aggregate Bond Index.

(4) The S&P 500(R) Index is a half-float market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total return basis with dividends reinvested.

(5) The Lehman Brothers Aggregate Bond Index measures the U.S. investment grade fixed rate bond market. The index is calculated on a total return basis.

The indexes are unmanaged and not available for direct investment; therefore, their performance does not reflect the fees and expenses associated with the active management of an actual portfolio.

SERIES FEES AND EXPENSES

    This table describes the fees and expenses that you may pay if you buy and hold shares of the series. The table and the example do not include any fees or sales charges imposed under the contracts for which the series is an investment option. If they were included, your costs would be higher. Investors should consult the contract prospectus for more information.

ANNUAL SERIES OPERATING EXPENSES (EXPENSES THAT ARE
DEDUCTED FROM SERIES' ASSETS)

Management Fees                                    0.58%

Distribution and/or Service (12b-1) Fees            None

Other Expenses                                     0.20%
                                                   -----

TOTAL ANNUAL SERIES OPERATING EXPENSES             0.78%
                                                   =====

EXAMPLE

    This example is intended to help you compare the cost of investing in the series with the cost of investing in other mutual funds.

    The example assumes that you invest $10,000 in the series for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the series' operating expenses remain the same. The example does not reflect contract fees and charges, and if it did, the costs shown would be higher.

--------------------------------------------------------------
                        1 YEAR   3 YEARS  5 YEARS  10 YEARS
--------------------------------------------------------------
  Phoenix-Engemann
  Strategic Allocation    $80     $250     $435      $971
  Series
--------------------------------------------------------------

MANAGEMENT OF THE SERIES

THE ADVISOR AND THE SUBADVISOR

    Phoenix Investment Counsel, Inc. (PIC), is the investment advisor to the series. Engemann Asset Management (Engemann), is the subadvisor for the equity portion of the series. You will find more information about PIC and Engemann in the "Management of the Fund" section of this prospectus. The SAI provides additional information about the portfolio manager's(s') compensation, other accounts managed by the portfolio manager(s) and the portfolio manager's(s') ownership of securities in the series.

PORTFOLIO MANAGEMENT
    Investment decisions for the series are made by a team of equity investment professionals led by Engemann's Steven L. Colton and Dong Zhang and a team of fixed-income investment professionals led by PIC's David L. Albrycht.

[diamond]  STEVE COLTON has served as a co-portfolio manager of the equity portion of the Phoenix-Engemann Strategic Allocation Series since 1997. He also serves as a co-portfolio manager of the Phoenix-Engemann Balanced Return Fund, the Phoenix Balanced Fund, the Phoenix Value Equity Fund, the Phoenix Edge - Value Equity Series, the Phoenix-Aberdeen Worldwide Opportunities Fund (US domestic portion), the Phoenix Strategic Allocation Fund, the Phoenix Growth and Income Fund, the Phoenix Edge - Growth and Income Series and the Phoenix Income and Growth Fund. He is a senior vice president and senior portfolio manager of Engemann and has been with Engemann since 2005. Prior to joining Engemann, Mr. Colton was managing director and portfolio manager of Phoenix Investment Partners Ltd. since 1997.

[diamond]  DONG ZHANG has served as a co-portfolio manager of the equity portion of the Phoenix-Engemann Strategic Allocation Series since 1997. He also serves as a co-portfolio manager of the Phoenix-Engemann Balanced Return Fund, the Phoenix Balanced Fund, the Phoenix Value Equity Fund, the Phoenix Edge - Value Equity Series, the Phoenix-Aberdeen Worldwide Opportunities Fund (US domestic portion), the Phoenix Strategic Allocation Fund, the Phoenix Growth and Income Fund, the Phoenix Edge - Growth and Income Series and the Phoenix Income and Growth Fund. He is a vice president and portfolio manager of Engemann and has been with Engemann since 2005. Prior to joining Engemann, Mr. Zhang was managing director and portfolio manager of Phoenix Investment Partners Ltd. since 1997.

[diamond]  DAVID L. ALBRYCHT is the leader of the fixed income investment team and as such is primarily responsible for the day-to-day decisions related to the fixed income holdings in the series' portfolio. Mr. Albrycht has been the series' portfolio manager of the fixed income portion since 1996 and is also portfolio manager of the Phoenix-Goodwin Multi-Sector Fixed Income Series and Phoenix-Goodwin Multi-Sector Short Term Bond Series. Mr. Albrycht is a managing director, Fixed Income of Phoenix and has managed fixed income portfolios for Phoenix since 1992. He held various investment management positions with Phoenix Life Insurance Company, an affiliate of Phoenix, from 1989 through 1995.


                                Phoenix-Engemann Strategic Allocation Series  29

FINANCIAL HIGHLIGHTS

    The financial highlights table is intended to help you understand the series' financial performance for the past five years. Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the series (assuming reinvestment of all dividends and distributions). These figures do not include the imposition of separate account fees or expenses. If such fees or expenses were imposed, performance would be lower. This information has been audited by PricewaterhouseCoopers LLP. Their report and the series' financial statements are included in the Annual Report and by reference in the Statement of Additional Information.

                                                                                       YEAR ENDED DECEMBER 31,
                                                                                       -----------------------
                                                                      2004        2003(3)       2002        2001(2)       2000
                                                                      ----        -------       ----        -------       ----
Net asset value, beginning of period.............................    $13.96       $11.95       $13.92       $14.25       $16.18
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)..................................      0.37         0.33         0.35         0.36(1)      0.44
   Net realized and unrealized gain (loss).......................      0.65         2.02        (1.96)       (0.11)       (0.33)
                                                                     ------       ------       ------       ------       ------
      TOTAL FROM INVESTMENT OPERATIONS...........................      1.02         2.35        (1.61)        0.25         0.11
                                                                     ------       ------       ------       ------       ------
LESS DISTRIBUTIONS
   Dividends from net investment income..........................     (0.37)       (0.34)       (0.36)       (0.35)       (0.43)
   Distributions from net realized gains.........................     (0.37)          --           --        (0.23)       (1.61)
                                                                     ------       ------       ------       ------       ------
      TOTAL DISTRIBUTIONS........................................     (0.74)       (0.34)       (0.36)       (0.58)       (2.04)
                                                                     ------       ------       ------       ------       ------
CHANGE IN NET ASSET VALUE........................................      0.28         2.01        (1.97)       (0.33)       (1.93)
                                                                     ------       ------       ------       ------       ------
NET ASSET VALUE, END OF PERIOD...................................    $14.24       $13.96       $11.95       $13.92       $14.25
                                                                     ======       ======       ======       ======       ======
Total return.....................................................      7.46%       19.87%      (11.58)%       1.87%        0.58%
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands).........................  $427,843     $468,630     $444,017     $374,817     $414,013
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses............................................      0.78%        0.77%        0.70%        0.71%        0.70%
   Net investment income.........................................      2.44%        2.54%        2.73%        2.56%        2.65%
Portfolio turnover...............................................        65%          87%          78%          44%          60%

(1) Computed using average shares outstanding.

(2) As required, effective January 1, 2001, the Fund adopted the provisions of AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities and including paydown gains and losses in interest income. The effect of this change for the year ended December 31, 2001 was to decrease the ratio of net investment income to average net assets from 2.60% to 2.56%. There was no effect to net investment income per share and net realized and unrealized gain (loss) per share. Per share ratios and supplemental data for prior periods have not been restated to reflect this change.

(3) As a result of recent changes in generally accepted accounting principles, the series has reclassified periodic payments made under interest rate swap agreements, previously included within interest income, as a component of realized gain (loss) in the statement of operations. The effect of this reclassification was a change of $0.00 to net investment income per share and net realized and unrealized gain (loss) per share for the period ended December 31, 2003. The net investment income ratio for the period ended December 31, 2003, changed by 0.00%.


30  Phoenix-Engemann Strategic Allocation Series

PHOENIX-ENGEMANN VALUE EQUITY SERIES
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

    Long-term capital appreciation. The series has a secondary investment objective to seek current income.

PRINCIPAL INVESTMENT STRATEGIES

[diamond]  Under normal circumstances the series will invest at least 80% of its assets in common stocks. The series' policy of investing 80% of its assets in equity securities is not fundamental and therefore, may be changed without shareholder approval, but upon 60 days written notice to shareholders.

[diamond]  The series invests in a diversified portfolio of securities of primarily domestic (U.S.) companies. Generally, the series will invest in securities traded on the New York Stock Exchange, or the American Stock Exchange, and in over-the-counter markets.

[diamond]  The advisor applies a security selection process that selects stocks meeting certain investment criteria relating to valuation, profitability, near term momentum, long term growth and financial stability. For the few hundred of the approximately 1,500 companies that survive this screening process, the advisor projects future growth in earnings and dividends, earnings momentum and relative undervaluation based on individual company prospects, industry trends and macroeconomic conditions. From this analysis, the advisor develops target prices and value ranges and selects a diversified portfolio of top-rated securities for purchase.

[diamond]  With certain exceptions, the advisor sells when a stock's target price is reached, the issuer or its industry suffer negative changes, or there is a change in the investment criteria that prompted the initial purchase. The advisor may choose to continue to hold a security that it believes is suitable for the series' objectives even if it no longer meets these criteria.

[diamond]  The advisor's portfolio selection method may result in a higher portfolio turnover rate. High portfolio turnover rates may increase costs to the series and may negatively affect series' performance.

PRINCIPAL RISKS

    The series' investments are subject generally to market risk and the risk of selecting underperforming securities and asset classes, which may adversely affect the series and lead to loss of principal.

    The principal risks of investing in the series, which could adversely affect its net asset value, yield and total return, are:

[diamond]  Equity Securities Investment Risk

[diamond]  Value Investing Risk

[diamond]  Interest Rate Risk

    Please see "Description of Principal Risks" for a description of each of these risks and other risks that may affect the series.

TEMPORARY DEFENSIVE STRATEGY

    The series may, from time to time, take temporary defensive positions that are inconsistent with the series' principal investment strategies in attempting to respond to adverse market, economic, political or other conditions. As a result, the series may not achieve its investment objectives.

CALENDAR YEAR ANNUAL TOTAL RETURN

    The following bar chart and table provide some indication of the risks of investing in the series. The bar chart shows changes in the series' performance from year to year over the life of the series.(1) The table shows how the series' average annual returns compare to those of a broad-based securities market index and a more narrowly based benchmark that reflects the market sectors in which the series invests. The series' past performance is not necessarily an indication of how the series will perform in the future.

[GRAPHIC OMITTED]

      CALENDAR YEAR      ANNUAL RETURN (%)
          1999                 24.33
          2000                 32.16
          2001                -17.96
          2002                -21.93
          2003                 23.87
          2004                 12.91

(1) The series' annual returns in this chart do not reflect the deduction of any separate account or contract charges. The returns would have been less than those shown if such charges were deducted. During the period shown in the chart, the highest return for a quarter was 23.63% (quarter ended December
    1999) and the lowest return for a quarter was -19.27% (quarter ended September 2002).

------------------------------------------------------------------
  AVERAGE ANNUAL TOTAL RETURNS                          LIFE OF
  (FOR THE PERIOD ENDED                                  THE
  12/31/00)(2)                    1 YEAR     5 YEARS   SERIES(3)
------------------------------------------------------------------
  Phoenix-Engemann Value
  Equity Series                    12.91%     3.43%      7.41%
------------------------------------------------------------------
  Russell 1000(R) Value Index(4)   16.49%     5.27%      6.33%
------------------------------------------------------------------
  S&P 500(R) Index(5)              10.86%    -2.31%      3.70%
------------------------------------------------------------------

(2) The series' average annual returns in this table do not reflect the deduction of any separate account or contract charges. The returns would have been less than those shown if such charges were deducted.

(3) Since March 2, 1998.

(4) The Russell 1000(R) Value Index is a market capitalization-weighted index of value-oriented stocks of the 1,000 largest companies in the Russell Universe, which comprises the 3,000 largest U.S. companies. The index is calculated on a total return basis with dividends reinvested.

(5) The S&P 500(R) Index is a half-float market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total return basis with dividends reinvested.

The indexes are unmanaged and not available for direct investment; therefore, their performance does not reflect the fees and expenses associated with the active management of an actual portfolio.


                                        Phoenix-Engemann Value Equity Series  31

SERIES FEES AND EXPENSES

    This table describes the fees and expenses that you may pay if you buy and hold shares of the series. The table and the example do not include any fees or sales charges imposed under the contracts for which the series is an investment option. If they were included, your costs would be higher. Investors should consult the contract prospectus for more information.

ANNUAL SERIES OPERATING EXPENSES (EXPENSES THAT ARE
DEDUCTED FROM SERIES' ASSETS)

 Management Fees                                      0.70%

 Distribution and/or Service (12b-1) Fees              None

 Other Expenses                                       0.28%
                                                       -----

TOTAL ANNUAL SERIES OPERATING EXPENSES(6)             0.98%
                                                      =====

(6) The series' investment advisor has voluntarily agreed to reimburse the series' expenses other than the management fees to the extent that such expenses exceed 0.25% of the series' average net assets (the "expense cap"). The series operating expenses after reimbursement were 0.95% for the year ended December 31, 2004. The expense cap noted above may be changed or eliminated at anytime without notice.

EXAMPLE

    This example is intended to help you compare the cost of investing in the series with the cost of investing in other mutual funds.

    The example assumes that you invest $10,000 in the series for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the series' operating expenses remain the same. The example does not reflect contract fees and charges, and if it did, the costs shown would be higher.

--------------------------------------------------------------
                         1 YEAR   3 YEARS  5 YEARS  10 YEARS
--------------------------------------------------------------
  Phoenix-Engemann
  Value Equity Series     $100     $313     $543     $1,203
--------------------------------------------------------------

Note: your actual expenses may be lower than those shown in the tables above since the expense levels used to calculate the figures shown do not include the voluntary reimbursement of expenses over certain levels by the series investment advisor. Refer to the section "Management of the Fund" for information about expense reimbursement in the SAI.

MANAGEMENT OF THE SERIES

THE ADVISOR

    Engemann Asset Management (Engemann), is the investment advisor to the series. You will find more information about Engemann in the "Management of the Fund" section of this prospectus. The SAI provides additional information about the portfolio manager's(s') compensation, other accounts managed by the portfolio manager(s) and the portfolio manager's(s') ownership of securities in the series.

PORTFOLIO MANAGEMENT


[diamond]  STEVE COLTON has served as a co-portfolio manager of the equity portion of the Phoenix-Engemann Value Equity Series since inception He also serves as a co-portfolio manager of the Phoenix-Engemann Balanced Return Fund, the Phoenix Balanced Fund, the Phoenix Value Equity Fund, the Phoenix-Aberdeen Worldwide Opportunities Fund (US domestic portion), the Phoenix Strategic Allocation Fund, the Phoenix Edge - Strategic Allocation Series, the Phoenix Growth and Income Fund, the Phoenix Edge - Growth and Income Series and the Phoenix Income and Growth Fund. He is a senior vice president and senior portfolio manager of Engemann and has been with Engemann since 2005. Prior to joining Engemann, Mr. Colton was managing director and portfolio manager of Phoenix Investment Partners Ltd. since 1997.

[diamond]  DONG ZHANG has served as a co-portfolio manager of the equity portion of the Phoenix-Engemann Value Equity Series since inception. He also serves as a co-portfolio manager of the Phoenix-Engemann Balanced Return Fund, the Phoenix Balanced Fund, the Phoenix Value Equity Fund, the Phoenix-Aberdeen Worldwide Opportunities Fund (US domestic portion), the Phoenix Strategic Allocation Fund, the Phoenix-Engemann Strategic Allocation Series, the Phoenix Growth and Income Fund, the Phoenix Edge - Growth and Income Series and the Phoenix Income and Growth Fund. He is a vice president and portfolio manager of Engemann and has been with Engemann since 2005. Prior to joining Engemann, Mr. Zhang was managing director and portfolio manager of Phoenix Investment Partners Ltd. since 1997.



32  Phoenix-Engemann Value Equity Series

FINANCIAL HIGHLIGHTS

    The financial highlights table is intended to help you understand the series' financial performance for the past five years. Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the series (assuming reinvestment of all dividends and distributions). These figures do not include the imposition of separate account fees or expenses. If such fees or expenses were imposed, performance would be lower. This information has been audited by PricewaterhouseCoopers LLP. Their report and the series' financial statements are included in the Annual Report and by reference in the Statement of Additional Information.

                                                                                        YEAR ENDED DECEMBER 31,
                                                                                        -----------------------
                                                                      2004          2003         2002         2001        2000
                                                                      ----          ----         ----         ----        ----
Net asset value, beginning of period.............................    $11.77        $ 9.59       $12.41       $15.34      $12.91
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)..................................      0.11(1)       0.09         0.10         0.11        0.07
   Net realized and unrealized gain (loss).......................      1.41          2.19        (2.82)       (2.86)       3.98
                                                                     ------        ------       ------       ------      ------
      TOTAL FROM INVESTMENT OPERATIONS...........................      1.52          2.28        (2.72)       (2.75)       4.05
                                                                     ------        ------       ------       ------      ------
LESS DISTRIBUTIONS
   Dividends from net investment income..........................     (0.11)        (0.10)       (0.10)       (0.09)      (0.08)
   Distributions from net realized gains.........................        --            --           --        (0.09)      (1.54)
                                                                     ------        ------       ------       ------     -------
      TOTAL DISTRIBUTIONS........................................     (0.11)        (0.10)       (0.10)       (0.18)      (1.62)
                                                                     ------        ------       ------       ------     -------
CHANGE IN NET ASSET VALUE........................................      1.41          2.18        (2.82)       (2.93)       2.43
                                                                     ------        ------       ------       ------      ------
NET ASSET VALUE, END OF PERIOD...................................    $13.18        $11.77       $ 9.59       $12.41      $15.34
                                                                     ======        ======       ======       ======      ======
Total return.....................................................     12.91%        23.87%      (21.93)%     (17.96)%    32.16%
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands).........................  $134,224       $92,805      $71,684      $84,159     $45,461
RATIO TO AVERAGE NET ASSETS OF:
   Net operating expenses........................................      0.95%         0.95%        0.93%        0.85%       0.85%
   Gross operating expenses......................................      0.98%         1.02%        1.01%        1.00%       1.33%
   Net investment income.........................................      0.92%         0.88%        0.96%        1.11%       0.79%
Portfolio turnover...............................................        91%          393%         210%         245%        166%

(1) Computed using average shares outstanding.


                                        Phoenix-Engemann Value Equity Series  33

PHOENIX-GOODWIN MONEY MARKET SERIES
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

    As high a level of current income as is consistent with the preservation of capital and maintenance of liquidity.

PRINCIPAL INVESTMENT STRATEGIES

[diamond]  The series seeks to maintain a stable $10.00 per share price.

[diamond]  The series will invest in a diversified portfolio of high quality money market instruments with weighted average maturities of 397 days or less. The average maturity of the series' portfolio securities, based on their dollar value, will not exceed 90 days.

[diamond]  At least 95% of the series' assets will be invested in securities in the highest short-term rating category. Generally, investments will be limited to securities in the two highest short-term rating categories.

[diamond]  The series may invest more than 25% of its assets in the domestic banking industry.

[diamond]  The advisor will seek a high level of return relative to the market by selecting securities for the series' portfolio in anticipation of, or in response to, changing economic conditions and money market conditions and trends.

[diamond]  The series may forego purchasing securities with the highest available yield due to considerations of liquidity and safety of principal.

[diamond]  The series will invest exclusively in the following instruments:

           o Obligations issued or guaranteed by the U.S. government, its agencies, authorities and instrumentalities, including U.S. Treasury obligations and securities issued by:

              - the Government National Mortgage Association (GNMA),

              - the Federal Home Loan Mortgage Corporation (FHLMC),

              - the Federal National Mortgage Association (FNMA),

              - Student Loan Marketing Association (SLMA),

              - other federal agencies;

           o Obligations issued by banks and savings and loan associations, including dollar-denominated obligations of foreign branches of U.S. banks and U.S. branches of foreign banks, including certificates of deposits and bankers acceptances;
           o Dollar-denominated obligations guaranteed by banks or savings and loan associations;

           o Federally insured obligations of other banks or savings and loan associations;

           o  Commercial paper;

           o  Short-term corporate obligations; and

           o  Repurchase agreements.

[diamond]  The advisor will buy, sell and trade securities in anticipation of, or in response to, changing economic and money market conditions and trends. This, and the short-term nature of money market instruments, may result in a high portfolio turnover rate. Higher portfolio turnover rates may increase costs to the series which may negatively affect the series' performance.

PRINCIPAL RISKS

    An investment in the series is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the series seeks to preserve the value of your investment at $10.00 per share, it is possible to lose money by investing in the series.

    Neither the series nor the advisor can assure you that a particular yield, return or level of income will be achieved. Changing market conditions, the relatively short maturities of the series' investments and substantial redemptions may all negatively affect the series.

    The series' investments are subject generally to market risk and the risk of selecting underperforming securities and asset classes, which may adversely affect the series and lead to a reduced yield.

    The series' focus is to optimize current income. The advisor intends to select investments that provide higher returns relative to overall money market investment returns while preserving capital and maintaining liquidity. If the advisor misjudges the return potential of the series' investments, the series' returns may be lower than prevailing returns, and the series' income available for distribution to shareholders may be less. Similarly, if the advisor misjudges the ability of the issuer of a portfolio security to make scheduled interest or other income payments to the series, the series' income available for distribution to shareholders may decrease. Neither the series nor the advisor can assure you that a particular level of income will be consistently achieved.

    The advisor intends to select investments that optimize the series' yield while preserving capital and maintaining liquidity. Because market conditions and interest rates determine portfolio security yields, neither the series nor the advisor can assure you that the series' yield will remain constant or that a particular level of income will be achieved.

    Other principal risks of investing in the series, which could adversely affect its net asset value, yield and total return, are:

[diamond]  Fixed Income Securities Investment Risk
           o  Interest Rate Risk
           o  Credit Risk

[diamond]  Government Securities Investment Risk

[diamond]  Repurchase Agreement Investment Risk

    Please see "Description of Principal Risks" for a description of each of these risks and other risks that may affect the series.


34  Phoenix-Goodwin Money Market Series

TEMPORARY DEFENSIVE STRATEGY

    The series may, from time to time, take temporary defensive positions that are inconsistent with the series' principal investment strategies in attempting to respond to adverse market, economic, political or other conditions. As a result, the series may not achieve its investment objective.

CALENDAR YEAR ANNUAL TOTAL RETURN

    The following bar chart and table provide some indication of the risks of investing in the series. The bar chart shows changes in the series' performance from year to year over a 10-year period.(1) The table shows how the series' average annual returns compare to those of a broad-based money market performance index and a more narrowly based benchmark that reflects the market sectors in which the series invests. The series' past performance is not necessarily an indication of how the series will perform in the future.

[GRAPHIC OMITTED]

      CALENDAR YEAR      ANNUAL RETURN (%)
          1995                5.72
          1996                5.09
          1997                5.18
          1998                5.09
          1999                4.82
          2000                6.03
          2001                3.82
          2002                1.42
          2003                0.68
          2004                0.79

(1) The series' annual returns in this chart do not reflect the deduction of any separate account or contract charges. The returns would have been less than those shown if such charges were deducted. During the 10-year period shown in the chart, the highest return for a quarter was 1.58% (quarter ended December 2000) and the lowest return for a quarter was 0.12% (quarter ended June, 2004).

    The series' 7-day yield on December 31, 2004 was 0.95%.

--------------------------------------------------------------
  AVERAGE ANNUAL TOTAL RETURNS
  (FOR THE PERIOD ENDED
  12/31/04)(2)                   1 YEAR  5 YEARS   10 YEARS
--------------------------------------------------------------
  Phoenix-Goodwin Money Market
  Series                         0.79%    2.53%      3.85%
--------------------------------------------------------------
  Citigroup 90-Day Treasury
  Bill Index(3)                  1.16%    3.54%      4.31%
--------------------------------------------------------------
  Lehman Brothers Aggregate
  Bond Index(4)                  4.34%    7.71%      7.72%
--------------------------------------------------------------

(2) The series' average annual returns in this table do not reflect the deduction of any separate account or contract charges. The returns would have been less than those shown if such charges were deducted.

(3) The Citigroup 90-Day Treasury Bill Index measures monthly return equivalents of yield averages that are not marked to market. The index is an average of the last three three-month Treasury bill issues.

(4) The Lehman Brothers Aggregate Bond Index measures the U.S. investment grade fixed rate bond market. The index is calculated on a total return basis.

The indexes are unmanaged and not available for direct investment; therefore, their performance does not reflect the fees and expenses associated with the active management of an actual portfolio.

SERIES FEES AND EXPENSES
    This table describes the fees and expenses that you may pay if you buy and hold shares of the series. The table and the example do not include any fees or sales charges imposed under the contracts for which the series is an investment option. If they were included, your costs would be higher. Investors should consult the contract prospectus for more information.

ANNUAL SERIES OPERATING EXPENSES (EXPENSES THAT ARE
DEDUCTED FROM THE SERIES' ASSETS)

Management Fees                                        0.40%

Distribution and/or Service (12b-1) Fees                None

Other Expenses                                         0.24%
                                                       -----

TOTAL ANNUAL SERIES OPERATING EXPENSES                 0.64%
                                                       =====

EXAMPLE

    This example is intended to help you compare the cost of investing in the series with the cost of investing in other mutual funds.

    The example assumes that you invest $10,000 in the series for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the series' operating expenses remain the same. The example does not reflect contract fees and charges, and if it did, the costs shown would be higher.

---------------------------------------------------------------
                       1 YEAR    3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------
  Phoenix-Goodwin
  Money Market Series   $65       $204       $356      $796
---------------------------------------------------------------

MANAGEMENT OF THE SERIES

THE ADVISOR

    Phoenix Investment Counsel, Inc. (PIC), is the investment advisor to the series. Subject to the direction of the Fund's Board of Trustees, PIC is responsible for managing the series investment program, the general operations of the series and the day-to-day management of the series' portfolio. PIC manages the series' assets to conform with the investment policies as described in this prospectus. You will find more information about PIC in the "Management of the Fund" section of this prospectus.


                                         Phoenix-Goodwin Money Market Series  35

FINANCIAL HIGHLIGHTS

    The financial highlights table is intended to help you understand the series' financial performance for the past five years. Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the series (assuming reinvestment of all dividends and distributions). These figures do not include the imposition of separate account fees or expenses. If such fees or expenses were imposed, performance would be lower. This information has been audited by PricewaterhouseCoopers LLP. Their report and the series' financial statements are included in the Annual Report and by reference in the Statement of Additional Information.

                                                                                        YEAR ENDED DECEMBER 31,
                                                                                        -----------------------
                                                                      2004          2003         2002         2001        2000
                                                                      ----          ----         ----         ----        ----
Net asset value, beginning of period.............................    $10.00        $10.00       $10.00       $10.00      $10.00
INCOME FROM INVESTMENT OPERATIONS
   Net investment income.........................................      0.08          0.07         0.14         0.38        0.59
   Net realized gain.............................................        --            --           --           --(1)       --
                                                                     ------        ------       ------       ------      ------
      TOTAL FROM INVESTMENT OPERATIONS...........................      0.08          0.07         0.14         0.38        0.59
                                                                     ------        ------       ------       ------      ------
LESS DISTRIBUTIONS
   Dividends from net investment income..........................     (0.08)        (0.07)       (0.14)       (0.38)      (0.59)
   Distributions from net realized gains.........................        --            --           --           --(1)       --
                                                                     ------        ------       ------       ------       -----
      TOTAL DISTRIBUTIONS........................................     (0.08)        (0.07)       (0.14)       (0.38)      (0.59)
                                                                     ------        ------       ------       ------      ------
NET ASSET VALUE, END OF PERIOD...................................    $10.00        $10.00       $10.00       $10.00      $10.00
                                                                     ======        ======       ======       ======      ======
Total return.....................................................      0.79%         0.68%        1.42%        3.82%       6.03%
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands).........................  $156,996      $202,644     $255,759     $260,629    $179,968
RATIO TO AVERAGE NET ASSETS OF:
   Net operating expenses........................................      0.64%         0.59%        0.56%        0.55%       0.55%
   Gross operating expenses......................................      0.64%         0.59%        0.56%        0.60%       0.58%
   Net investment income.........................................      0.77%         0.69%        1.41%        3.63%       5.83%

(1) Amount is less than $0.01.


36  Phoenix-Goodwin Money Market Series

PHOENIX-GOODWIN MULTI-SECTOR FIXED INCOME SERIES
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

    Long-term total return.

PRINCIPAL INVESTMENT STRATEGIES

[diamond]  The series invests primarily in a portfolio of fixed-income securities. Under normal circumstances, the series will invest at least 80% of its assets in various sectors of the fixed-income securities market. The series' policy of investing 80% of its assets in fixed-income securities is not fundamental and therefore, may be changed without shareholder approval, but upon 60 days written notice to shareholders.

[diamond]  The advisor will invest in any of several sectors of the fixed-income securities market:
           o high-yield (high-risk) fixed-income securities (sometimes referred to as "junk-bonds");
           o  high quality fixed-income securities;
           o  preferred stock;
           o  convertible securities;
           o  U.S. and foreign-debt obligations;
           o  certificates of deposit;
           o  commercial paper;
           o  bankers' acceptances; and
           o government obligations issued or guaranteed by federal, state or municipal governments or their agencies or instrumentalities.

[diamond]  Securities are selected using a sector-rotation approach. The advisor seeks to adjust the proportion of series investments in the sectors described above and the selections within sectors to obtain higher relative returns. Sectors are analyzed by the advisor for attractive values. Securities within sectors are selected based on general economic and financial conditions, and the issuer's business, management, cash, assets, earnings and stability. Securities selected for investment are those that the advisor believes offer the best potential for total return based on risk-to-reward tradeoff.

[diamond]  The series generally will be invested in each market sector, but may also invest any amount of its assets (except for the junk-bond and foreign-debt limits shown below) in any one sector and may choose not to invest in certain sectors.

[diamond]  The series may invest up to 35% of its assets in high-yield
           (high-risk) corporate fixed-income securities.

[diamond]  The series may invest up to 50% of its assets in debt obligations of foreign (non-U.S.) issuers. Issuers may be in established- and emerging-market countries.

[diamond]  The advisor seeks to match the average duration and maturity of the series' portfolio to those of the Lehman Brothers Aggregate Bond Index. On December 31, 2004 the modified adjusted duration of the Lehman Brothers Aggregate Bond Index was 4.34 years and the maturity was 7.09 years.

[diamond]  The advisor's portfolio selection method may result in a higher portfolio turnover rate. High portfolio turnover rates may increase costs to the series, which may negatively affect series' performance.

PRINCIPAL RISKS

    The series' investments are subject generally to market risk and the risk of selecting underperforming securities and asset classes, which may adversely affect the series and lead to loss of principal.

    The principal risks of investing in the series, which could adversely affect its net asset value, yield and total return, are:

[diamond]  Fixed Income Securities Investment Risk
           o Interest Rate Risk
           o Credit Risk

[diamond]  Foreign Investment Risk
           o  Emerging Market Investment Risk
           o  Foreign Currency Risk

[diamond]  Government Securities Investment Risk

[diamond]  Junk Bond Investment Risk

[diamond]  Mortgaged-Backed and Asset-Backed Securities Investment Risk

[diamond]  Portfolio Turnover Risk

    Please see "Description of Principal Risks" for a description of each of these risks and other risks that may affect the series.

TEMPORARY DEFENSIVE STRATEGY

    The series may, from time to time, take temporary defensive positions that are inconsistent with the series' principal investment strategies in attempting to respond to adverse market, economic, political or other conditions. As a result, the series may not achieve its investment objective.

CALENDAR YEAR ANNUAL TOTAL RETURN

    The following bar chart and table provide some indication of the risks of investing in the series. The bar chart shows the changes in the series' performance from year to year over a 10-year period.(1) The table shows how the series' average annual returns compare to those of a broad-based market index. The series' past performance is not necessarily an indication of how the series will perform in the future.

[GRAPHIC OMITTED]

      CALENDAR YEAR      ANNUAL RETURN (%)
          1995                23.54
          1996                12.42
          1997                10.92
          1998                -4.02
          1999                 5.46
          2000                 6.47
          2001                 6.09
          2002                10.00
          2003                14.58
          2004                 6.84

(1) The series' annual returns in this chart do not reflect the deduction of any separate account or contract charges. The returns would have been less than those shown if such charges were deducted. During the 10-year period shown in the chart, the highest return for a quarter was 8.89% (quarter ended June
    1995) and the lowest return for a quarter was -8.25% (quarter ended September 1998).


                            Phoenix-Goodwin Multi-Sector Fixed Income Series  37

--------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(FOR THE PERIOD ENDED
12/31/04)(2)                    1 YEAR   5 YEARS   10 YEARS
--------------------------------------------------------------
 Phoenix-Goodwin Multi-Sector
 Fixed Income Series             6.84%    8.75%      9.02%
--------------------------------------------------------------
 Lehman Brothers Aggregate
 Bond Index (3)                  4.34%    7.71%      7.72%
--------------------------------------------------------------

(2) The series' average annual returns in this table do not reflect the deduction of any separate account or contract charges. The returns would have been less than those shown if such charges were deducted.

(3) The Lehman Brothers Aggregate Bond Index measures the U.S. investment grade fixed rate bond market. The index is calculated on a total return basis.

The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the fees and expenses associated with the active management of an actual portfolio.

SERIES FEES AND EXPENSES

    This table describes the fees and expenses that you may pay if you buy and hold shares of the series. The table and the example do not include any fees or sales charges imposed under the contracts for which the series is an investment option. If they were included, your costs would be higher. Investors should consult the contract prospectus for more information.

ANNUAL SERIES OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED
FROM THE SERIES' ASSETS)


Management Fees                                          0.50%

Distribution and/or Service (12b-1) Fees                  None

Other Operating Expenses                                 0.23%
                                                         -----

TOTAL ANNUAL SERIES OPERATING EXPENSES                   0.73%
                                                         =====

EXAMPLE

    This example is intended to help you compare the cost of investing in the series with the cost of investing in other mutual funds.

    The example assumes that you invest $10,000 in the series for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the series' operating expenses remain the same. The example does not reflect contract fees and charges, and if it did, the costs shown would be higher.

---------------------------------------------------------------
                         1 YEAR   3 YEARS  5 YEARS  10 YEARS
---------------------------------------------------------------
 Phoenix-Goodwin
 Multi-Sector Fixed        $75     $234     $406      $907
 Income Series
---------------------------------------------------------------

MANAGEMENT OF THE SERIES

THE ADVISOR

    Phoenix Investment Counsel, Inc. (PIC), is the investment advisor to the series. You will find more information about PIC in the "Management of the Fund" section of this prospectus. The SAI provides additional information about the portfolio manager's(s') compensation, other accounts managed by the portfolio manager(s) and the portfolio manager's(s') ownership of securities in the series.

PORTFOLIO MANAGEMENT

[diamond]  DAVID L. ALBRYCHT has been the portfolio manager for the series
           1997. Mr. Albrycht has been a portfolio manager in the firm's Fixed Income Group since 1994. He is currently responsible for the day-to-day management of the retail multi-sector portfolios. He has held various other management positions with Phoenix from 1989 through 1995. Mr. Albrycht earned the right to use the Chartered Financial Analyst designation in 1991.


38  Phoenix-Goodwin Multi-Sector Fixed Income Series

FINANCIAL HIGHLIGHTS

    The financial highlights table is intended to help you understand the series' financial performance for the past five years. Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the series (assuming reinvestment of all dividends and distributions). These figures do not include the imposition of separate account fees or expenses. If such fees or expenses were imposed, performance would be lower. This information has been audited by PricewaterhouseCoopers LLP. Their report and the series' financial statements are included in the Annual Report and by reference in the Statement of Additional Information.

                                                                                         YEAR ENDED DECEMBER 31,
                                                                                         -----------------------
                                                                      2004         2003(3)      2002          2001(2)     2000
                                                                      ----         -------      ----          -------     ----
Net asset value, beginning of period.............................    $ 9.39        $ 8.76      $ 8.55        $ 8.75      $ 8.92
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)..................................      0.55          0.58        0.61          0.72(1)     0.75
   Net realized and unrealized gain (loss).......................      0.07          0.66        0.22         (0.21)      (0.19)
                                                                     ------        ------      ------        ------      ------
      TOTAL FROM INVESTMENT OPERATIONS...........................      0.62          1.24        0.83          0.51        0.56
                                                                     ------        ------      ------        ------      ------
LESS DISTRIBUTIONS
   Dividends from net investment income..........................     (0.58)        (0.61)      (0.62)        (0.71)      (0.73)
                                                                     ------        ------      ------        ------      ------
      TOTAL DISTRIBUTIONS........................................     (0.58)        (0.61)      (0.62)        (0.71)      (0.73)
                                                                     ------        ------      ------        ------      ------
CHANGE IN NET ASSET VALUE........................................      0.04          0.63        0.21         (0.20)      (0.17)
                                                                     ------        ------      ------        ------      ------
NET ASSET VALUE, END OF PERIOD...................................    $ 9.43        $ 9.39      $ 8.76        $ 8.55      $ 8.75
                                                                     ======        ======      ======        ======      ======
Total return.....................................................      6.84%        14.58%      10.00%         6.09%       6.47%
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands).........................  $249,885      $198,502    $178,990      $167,229    $160,101
RATIO TO AVERAGE NET ASSETS OF:
   Net operating expenses........................................      0.73%         0.74%       0.69%         0.65%       0.65%
   Gross operating expenses......................................      0.73%         0.74%       0.69%         0.71%       0.69%
   Net investment income.........................................      5.68%         6.35%       7.05%         8.14%       8.45%
Portfolio turnover...............................................       100%          156%        168%          188%        148%

(1) Computed using average shares outstanding.

(2) As required, effective January 1, 2001, the Fund has adopted the provisions of AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities and including paydown gains and losses in interest income. The effect of this change for the year ended December 31, 2001, was to increase the ratio of net investment income to average net assets from 8.13% to 8.14%. There was no effect to net investment income per share and net realized and unrealized gain (loss) per share. Per share ratios and supplemental data for prior periods have not been restated to reflect this change.

(3) As a result of recent changes in generally accepted accounting principles, the series reclassified periodic payments made under interest rate swap agreements, previously included within interest income, as a component of realized gain (loss) in the statement of operations. The effect of this reclassification was a decrease of $0.01 to net investment income per share and an increase to net realized and unrealized gain (loss) per share by $0.01 for the period ended December 31, 2003. The net investment income ratio for the period ended December 31, 2003, changed by 0.06%.


                            Phoenix-Goodwin Multi-Sector Fixed Income Series  39

PHOENIX-GOODWIN MULTI-SECTOR SHORT TERM BOND SERIES
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

    Phoenix-Goodwin Multi-Sector Short Term Bond Series has a primary objective to provide high current income while attempting to limit changes in the series' net asset value per share caused by interest rate changes.

PRINCIPAL INVESTMENT STRATEGIES

[diamond]  Under normal circumstances, the series invests at least 80% of its assets in bonds. "Bonds" are fixed income debt obligations of various types of issuers. Principally, the series invests in investment-grade securities which are rated at the time of investment BBB or above by Standard and Poor's Corporation (S&P) or Duff & Phelps Credit Rating Company (D&P) or Baa or above by Moody's Investor's Services, Inc. (Moody's) or unrated securities determined by the advisor to be of the same comparable, limited quality. The series may continue to hold securities whose credit quality falls below investment grade. The series' policy of investing 80% of its assets in bonds is not fundamental and therefore, may be changed without shareholder approval, but upon 60 days written notice to shareholders.

[diamond]  The series seeks to achieve its objective by investing in a diversified portfolio of primarily short-term fixed income securities having an expected weighted average maturity of three years or less and that are in one of the following market sectors:

           o Securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities, including CMOs, REMICs and other pass-through securities;
           o Debt securities issued by foreign issuers, including foreign governments and their political subdivisions;
           o  Investment-grade securities; and
           o  High yield-high risk securities.

[diamond]  The series may invest in any of these sectors or may not invest in a sector at all.

[diamond]  Securities are selected using a sector rotation approach. The advisor seeks to adjust the proportion of fund investment in the sectors described above and the selections within sectors to obtain higher relative returns. Sectors are analyzed by the advisor for attractive values. Securities within sectors are selected based on general economic and financial conditions, and the issuer's business, management, cash, assets, earnings and stability. Securities selected for investment are those that the advisor believes offer the best potential for total return based on risk-to-reward tradeoff.

[diamond]  Interest rate risk is managed by a duration neutral strategy.
           Duration measures the interest rate sensitivity of a fixed income security by assessing and weighting the present value of the security's payment pattern. Generally, the longer the maturity the greater the duration and therefore the greater effect interest rate changes have on the price of the security. By maintaining the duration of the series at a level similar to that of its benchmark, the Merrill Lynch Medium Quality Corporate Short-Term Bond Index, the advisor believes that the series' exposure to interest rate risk is more consistent with its benchmark's risk profile than that of a fund that attempts to predict future interest rate changes. On December 31, 2004 the modified adjusted duration of the Merrill Lynch Medium Quality Corporate Short-Term Bond Index was 1.69 years.

[diamond]  The advisor's investment strategies may result in a higher portfolio turnover rate for the series. High portfolio turnover rates may increase costs to the series which may negatively affect series' performance.

PRINCIPAL RISKS

    The value of your shares and the level of income you receive are subject to risks associated with the types of securities selected for series investment. Neither the series nor the advisor can assure you that a particular level of income will consistently be achieved or that the value of the series investments that supports your share value will increase. If the value of the series' investments decreases, your share value will decrease.

    The principal risks of investing in the series, which could adversely affect its net asset value and total return, are:

[diamond]  Fixed Income Securities Investment Risk
           o  Credit Risk
           o  Interest Rate Risk

[diamond]  Foreign Investment Risk
           o  Emerging Market Investment Risk
           o  Foreign Currency Risk

[diamond]  Government Securities Investment Risk

[diamond]  Junk Bond Investment Risk

[diamond]  Mortgage-Backed and Asset-Backed Securities Investment Risk

[diamond]  Portfolio Turnover Risk

    Please see "Description of Principal Risks" for a description of each of these risks and other risks that may affect the series.

TEMPORARY DEFENSIVE STRATEGY

    The series may, from time to time, take temporary defensive positions that are inconsistent with the series' principal investment strategies in attempting to respond to adverse market, economic, political or other conditions. As a result, the series may not achieve its investment objective.


40  Phoenix-Goodwin Multi-Sector Short Term Bond Series

CALENDAR YEAR ANNUAL TOTAL RETURN

    The following bar chart and table provide some indication of the risks of investing in the series. The bar chart shows the series' total return performance during its first full calendar year.(1) The table shows how the series' average annual returns compare to those of a broad-based securities market index and a more narrowly based benchmark that reflects the market sectors in which the series invests. The series' past performance is not necessarily an indication of how the series will perform in the future.

[GRAPHIC OMITTED]

      CALENDAR YEAR      ANNUAL RETURN (%)
          2004                5.34

(1) The series' annual return in this chart does not reflect the deduction of any separate account or contract charges. The return would have been less than that shown if such charges were deducted. During the period shown in the chart, the highest return for a quarter was 3.36% (quarter ended September 2004) and the lowest return for a quarter was -2.10% (quarter ended June 2004).

-----------------------------------------------------------------
  AVERAGE ANNUAL TOTAL RETURNS                      LIFE OF THE
  (FOR THE PERIOD ENDED 12/31/04)(2)       1 YEAR    SERIES(3)
-----------------------------------------------------------------
  Phoenix-Goodwin Multi-Sector Short
  Term Bond Series                        5.34%       5.26%
-----------------------------------------------------------------
  Merrill Lynch 1-2.99 Year Medium
  Quality Corporate Bonds Index(3)        1.93%       2.24%
-----------------------------------------------------------------
  Lehman Brothers Aggregate Bond Index(4) 4.34%       2.84%
-----------------------------------------------------------------

(2) The series' average annual returns in this table do not reflect the deduction of any separate account or contract charges. The returns would have been less than those shown if such charges were deducted.

(3) Since June 2, 2003.

(4) The Merrill Lynch 1-2.99 Year Medium Quality Corporate Bonds Index measures performance of U.S. corporate bond issues rated "BBB" and "A" by Standard and Poor's with maturities between one and three years. The index is calculated on a total return basis.

(5) The Lehman Brothers Aggregate Bond Index measures the U.S. investment grade fixed rate bond market. The index is calculated on a total return basis.

The indexes are unmanaged and not available for direct investment; therefore, their performance does not reflect the fees and expenses associated with the active management of an actual portfolio.

SERIES FEES AND EXPENSES

    This table describes the fees and expenses that you may pay if you buy and hold shares of the series. The table and the example do not include any fees or sales charges imposed by the variable insurance contract for which the series is an investment option. If they were included, your costs would be higher. Investors should consult the contract prospectus for more information.

ANNUAL SERIES OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM THE SERIES' ASSETS)

Management Fees                                      0.50%

Distribution and/or Service (12b-1) Fees             None

Other Expenses                                       0.58%
                                                     -----

TOTAL ANNUAL SERIES OPERATING EXPENSES(5)            1.08%
                                                     =====

(5) The series' investment advisor has voluntarily agreed to reimburse the series' expenses other than the management fees to the extent that such expenses exceed 0.20% of the series' average net assets (the "expense cap"). The series operating expenses after reimbursement were 0.70% for the year ended December 31, 2004. The expense cap noted above may be changed or eliminated at anytime without notice.

EXAMPLE

    This example is intended to help you compare the cost of investing in the series with the cost of investing in other mutual funds.

    The example assumes that you invest $10,000 in the series for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the series' operating expenses remain the same. The example does not reflect contract fees and charges, and if it did, the costs shown would be higher.

---------------------------------------------------------------
                         1 YEAR   3 YEARS  5 YEARS  10 YEARS
---------------------------------------------------------------
 Phoenix-Goodwin
 Multi-Sector Short      $110     $343     $594     $1,314
 Term Bond Series
---------------------------------------------------------------

Note: your actual expenses may be lower than those shown in the tables above since the expense levels used to calculate the figures shown do not include the voluntary reimbursement of expenses over certain levels by the series investment advisor. Refer to the section "Management of the Fund" for information about expense reimbursement in the SAI.

MANAGEMENT OF THE SERIES

THE ADVISOR

    Phoenix Investment Counsel, Inc. (PIC), is the investment advisor to the series. You will find more information about PIC in the "Management of the Fund" section of this prospectus. The SAI provides additional information about the portfolio manager's(s') compensation, other accounts managed by the portfolio manager(s) and the portfolio manager's(s') ownership of securities in the series.

PORTFOLIO MANAGEMENT


[diamond]  DAVID L. ALBRYCHT has been the portfolio manager for the series since
           2003. Mr. Albrycht has been a portfolio manager in the firm's Fixed Income Group since 1994. He is currently responsible for the day-to-day management of the retail multi-sector portfolios. He has held various other management positions with Phoenix from 1989 through 1995. Mr. Albrycht earned the right to use the Chartered Financial Analyst designation in 1991.



                         Phoenix-Goodwin Multi-Sector Short Term Bond Series  41

FINANCIAL HIGHLIGHTS

    The financial highlights table is intended to help you understand the series' financial performance for the period of the series' operations. Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the series (assuming reinvestment of all dividends and distributions). These figures do not include the imposition of separate account fees or expenses. If such fees or expenses were imposed, performance would be lower. This information has been audited by PricewaterhouseCoopers LLP. Their report and the series' financial statements are included in the Annual Report and by reference in the Statement of Additional Information.

                                                                                                             FROM INCEPTION
                                                                                             YEAR ENDED         6/2/03 TO
                                                                                              12/31/04          12/31/03
                                                                                              --------          --------
Net asset value, beginning of period......................................................     $10.05            $10.00
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)...........................................................       0.42              0.24
   Net realized and unrealized gain (loss)................................................       0.11              0.05
                                                                                               ------            ------
      TOTAL FROM INVESTMENT OPERATIONS....................................................       0.53              0.29
                                                                                               ------            ------
LESS DISTRIBUTIONS
   Dividends from net investment income...................................................      (0.42)            (0.24)
                                                                                               ------            ------
      TOTAL DISTRIBUTIONS.................................................................      (0.42)            (0.24)
                                                                                               ------            ------
CHANGE IN NET ASSET VALUE.................................................................       0.11              0.05
                                                                                               ------            ------
NET ASSET VALUE, END OF PERIOD............................................................     $10.16            $10.05
                                                                                               ======            ======
Total return..............................................................................       5.34%             2.96%(2)
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands)..................................................    $36,136           $21,348
RATIO TO AVERAGE NET ASSETS OF:
   Net operating expenses.................................................................       0.51%(3)          0.20%(1)
   Gross operating expenses...............................................................       1.08%             1.54%(1)
   Net investment income..................................................................       4.37%             4.90%(1)
Portfolio turnover........................................................................         79%               50%(2)

(1) Annualized.
(2) Not annualized.
(3) Represents blended net expense ratio. See Note 31 in the Notes to Financial Statements.


42  Phoenix-Goodwin Multi-Sector Short Term Bond Series

PHOENIX-KAYNE RISING DIVIDENDS SERIES
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

    Long-term capital appreciation with dividend income as a secondary consideration.

PRINCIPAL INVESTMENT STRATEGIES

[diamond]  Under normal circumstances, the series invests at least 80% of its assets in common stocks of recognized companies having a market capitalization of $3 billion or more at the time of purchase. As of December 31, 2004, the market capitalization range for the series' equity securities was $5 billion to $386 billion. The series' policy of investing 80% of its assets in large capitalization companies is not fundamental and therefore, may be changed without shareholder approval, but upon 60 days written notice to shareholders.

[diamond]  The subadvisor uses a blended growth and value strategy when selecting securities for investment.

[diamond]  The subadvisor uses a strategy emphasizing consistently growing, highly profitable, low-debt companies with rising dividends, which the subadvisor deems to be of high quality. If a company meets these criteria, the subadvisor researches and analyzes that company's strength of management and relative competitive position in the industry.

[diamond]  The subadvisor uses proprietary models to determine relative value.

[diamond]  Generally, the series invests in 30 to 40 securities at any given time.

[diamond]  The subadvisor will deploy a sell discipline that seeks to dispose of holdings that, among other things, achieve a target price, are the subject of negative developments individually, or as an industry or which are necessary to meet diversification requirements.

PRINCIPAL RISKS

    The series' investments are subject generally to market risk and the risk of selecting underperforming securities and asset classes, which may adversely affect the series and lead to loss of principal.

    The principal risks of investing in the series, which could adversely affect its net asset value, yield and total return, are:

[diamond]  Equity Securities Investment Risk

[diamond]  Larger Market Capitalization Risk

[diamond]  Reduced Diversification Risk

[diamond]  Value Investing Risk

    Please see "Description of Principal Risks" for a description of each of these risks and other risks that may affect the series.

TEMPORARY DEFENSIVE STRATEGY

    Under abnormal market or economic conditions, the series may invest a portion of its assets in cash or short-term instruments. When this allocation happens, the series may not achieve its investment objective.

CALENDAR YEAR ANNUAL TOTAL RETURN

    The following bar chart and table provide some indication of the risks of investing in the series. The bar chart shows the series' total return performance during its first two calendar years.(1) The table shows how the series' average annual total returns compare to those of a broad-based securities market index. The series' past performance is not necessarily an indication of how the series will perform in the future.

[GRAPHIC OMITTED]

      CALENDAR YEAR      ANNUAL RETURN (%)
          2003                19.10
          2004                 5.26

(1) The series' annual returns in this chart do not reflect the deduction of any separate account or contract charges. The returns would have been less than those shown if such charges were deducted. During the period shown in the chart, the highest return for a quarter was 9.78% (quarter ended June 2003) and the lowest return for a quarter was 3.27% (quarter ended September
    2004).

---------------------------------------------------------------
  AVERAGE ANNUAL TOTAL RETURNS                       LIFE OF
  (FOR THE PERIOD ENDED 12/31/04)(2)      1 YEAR  THE SERIES(3)
---------------------------------------------------------------
  Phoenix-Kayne Rising Dividends Series    5.26%      8.32%
---------------------------------------------------------------
  S&P 500(R) Index(4)                     10.86%     15.10%
---------------------------------------------------------------

(2) The series' average annual returns in this table do not reflect the deduction of any separate account or contract charges. The returns would have been less than those shown if such charges were deducted.

(3) Since August 12, 2002.

(4) The S&P 500(R) Index is a half-float market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total return basis with dividends reinvested.

The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the fees and expenses associated with the active management of an actual portfolio.

SERIES FEES AND EXPENSES

    This table describes the fees and expenses that you may pay if you buy and hold shares of the series. The table and the example do not include any fees or sales charges imposed by the variable insurance contract for which the series is an investment option. If they were included, your costs would be higher. Investors should consult the contract prospectus for more information.


                                       Phoenix-Kayne Rising Dividends Series  43

ANNUAL SERIES OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM THE SERIES' ASSETS)

Management Fees                                     0.70%

Distribution and/or Service (12b-1) Fees            None

Other Expenses                                      0.75%
                                                    -----

TOTAL ANNUAL SERIES OPERATING EXPENSES (1)          1.45%
                                                    =====

(1) The series' investment advisor has voluntarily agreed to reimburse the series' expenses other than the management fees to the extent that such expenses exceed 0.15% of the series' average net assets (the "expense cap"). The series operating expenses after reimbursement were 0.85% for the year ended December 31, 2004. The expense cap noted above may be changed or eliminated at anytime without notice.

EXAMPLE

    This example is intended to help you compare the cost of investing in the series with the cost of investing in other mutual funds.

    The example assumes that you invest $10,000 in the series for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the series' operating expenses remain the same. The example does not reflect contract fees and charges, and if it did, the costs shown would be higher.

--------------------------------------------------------------
                         1 YEAR   3 YEARS  5 YEARS  10 YEARS
--------------------------------------------------------------
  Phoenix-Kayne Rising
  Dividends Series        $148     $459     $793     $1,737
--------------------------------------------------------------

Note: your actual expenses may be lower than those shown in the tables above since the expense levels used to calculate the figures shown do not include the voluntary reimbursement of expenses over certain levels by the series investment advisor. Refer to the section "Management of the Fund" for information about expense reimbursement in the SAI.

MANAGEMENT OF THE SERIES

THE ADVISOR AND SUBADVISOR

    Phoenix Investment Counsel, Inc. (PIC), is the investment advisor to the series. Kayne Anderson Rudnick Investment Management, LLC (Kayne) is the subadvisor to the series and is responsible for its day-to-day portfolio management. You will find more information about PIC and Kayne in the "Management of the Fund" section of this prospectus. The SAI provides additional information about the portfolio manager's(s') compensation, other accounts managed by the portfolio manager(s) and the portfolio manager's(s') ownership of securities in the series.

PORTFOLIO MANAGEMENT

    The team leaders for the series are Allan M. Rudnick and Paul Wayne, CFA. They serve as co-portfolio managers of the series.


[diamond]  ALLAN M. RUDNICK has served as co-portfolio manager of the
           Phoenix-Kayne Rising Dividends Series since inception. He is President and Chief Investment Officer of Kayne and a portfolio manager for the Large Cap Rising Dividends Portfolio and has been with Kayne since 1989. Mr. Rudnick has over 38 years of experience in the investment industry.

[diamond]  PAUL WAYNE, CFA has served as co-portfolio manager of the
           Phoenix-Kayne Rising Dividends Fund since inception. He is Chief Research Officer and Managing Director of Large Cap Equity and a portfolio manager for the Large Cap Rising Dividends Portfolio and has been with Kayne since 1992. Mr. Wayne has over 18 years of investment experience.



44  Phoenix-Kayne Rising Dividends Series

FINANCIAL HIGHLIGHTS

    The financial highlights table is intended to help you understand the series' financial performance for the period of the series' operations. Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the series (assuming reinvestment of all dividends and distributions). These figures do not include the imposition of separate account fees or expenses. If such fees or expenses were imposed, performance would be lower. This information has been audited by PricewaterhouseCoopers LLP. Their report and the series' financial statements are included in the Annual Report and by reference in the Statement of Additional Information.

                                                                                         YEAR ENDED
                                                                                         DECEMBER 31,       FROM INCEPTION
                                                                                         ------------          8/12/02 TO
                                                                                      2004         2003        12/31/02
                                                                                      ----         ----        --------
Net asset value, beginning of period...............................................  $11.35       $ 9.64        $10.00
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)....................................................    0.16         0.06          0.02
   Net realized and unrealized gain (loss).........................................    0.43         1.78         (0.36)
                                                                                     ------       ------        ------
      TOTAL FROM INVESTMENT OPERATIONS.............................................    0.59         1.84         (0.34)
                                                                                     ------       ------        ------
LESS DISTRIBUTIONS
   Dividends from net investment income............................................   (0.16)       (0.06)        (0.02)
   Distributions from net realized gains...........................................      --        (0.07)           --
                                                                                      -----       ------        ------
      TOTAL DISTRIBUTIONS..........................................................   (0.16)       (0.13)        (0.02)
                                                                                      -----       ------        ------
CHANGE IN NET ASSET VALUE..........................................................    0.43         1.71         (0.36)
                                                                                     ------       ------        ------
NET ASSET VALUE, END OF PERIOD.....................................................  $11.78       $11.35        $ 9.64
                                                                                     ======       ======        ======
Total return.......................................................................    5.26%       19.10%        (3.45)%(2)
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands)........................................... $19,621      $13,783        $1,645
RATIO TO AVERAGE NET ASSETS OF:
   Net operating expenses..........................................................    0.85%        0.85%         0.85%(1)
   Gross operating expenses........................................................    1.45%        2.37%        14.32%(1)
   Net investment income...........................................................    1.51%        0.97%         0.76%(1)
Portfolio turnover.................................................................      23%          18%           16%(2)

(1) Annualized.
(2) Not annualized.


                                       Phoenix-Kayne Rising Dividends Series  45

PHOENIX-KAYNE SMALL-CAP QUALITY VALUE SERIES
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

    Long-term capital appreciation, with dividend income as a secondary consideration.

PRINCIPAL INVESTMENT STRATEGIES

[diamond]  Under normal circumstances, the series invests at least 80% of its assets in common stocks of small capitalization companies. The weighted average market capitalization of the series is kept in line with the rolling four quarter average of the Russell 2000(R) Value Index. Because small-cap companies are defined by reference to an index, the market capitalization of companies in which the series may invest may vary with market conditions. The Russell 2000(R) Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth rates. The Russell 2000(R) Value Index measures small-company stocks. As of December 31, 2004, the market capitalization range for the series' equity securities was $174 million to $3.65 billion. The series' policy of investing 80% of its assets in small capitalization companies is not fundamental and therefore, may be changed without shareholder approval, but upon 60 days written notice to shareholders.

[diamond]  The subadvisor seeks high-quality companies selling at discount values and avoids "deep cyclical" and "broken" companies. The subadvisor's "quality" criteria includes consistent growth, underleveraged balance sheet, high profitability and rising free cash flows. If a company meets these criteria, the subadvisor researches and analyzes that company's strength of management and relative competitive position in the industry.

[diamond]  The subadvisor uses internally constructed proprietary models to determine relative value.

[diamond]  Generally, the series invests in 20 to 35 securities at any given time.

PRINCIPAL RISKS

    The series' investments are subject generally to market risk and the risk of selecting under-performing securities and asset classes, which may adversely affect the series and lead to loss of principal.

    The principal risks of investing in the series, which could adversely affect its net asset value, yield and total return, are:

[diamond]  Equity Securities Investment Risk

[diamond]  Reduced Diversification Risk

[diamond]  Smaller Market Capitalization Risk

[diamond]  Value Investing Risk

    Please see "Description of Principal Risks" for a description of each of these risks and other risks that may affect the series.

TEMPORARY DEFENSIVE STRATEGY

    The series may, from time to time, take temporary defensive positions that are inconsistent with the series' principal investment strategies in attempting to respond to adverse market, economic, political or other conditions. As a result, the series may not achieve its investment objective.

CALENDAR YEAR ANNUAL TOTAL RETURN

    The following bar chart and table provide some indication of the risks of investing in the series. The bar chart shows the series' total return performance during its first two calendar years.(1) The table shows how the series' average annual total returns compare to those of a broad-based securities market index and a more narrowly based benchmark that reflects the market sectors in which the series invests. The series' past performance is not necessarily an indication of how the series will perform in the future.

[GRAPHIC OMITTED]

      CALENDAR YEAR      ANNUAL RETURN (%)
          2003                20.28
          2004                25.68

(1) The series' annual return in this chart does not reflect the deduction of any separate account or contract charges. The returns would have been less than that shown if such charges were deducted. During the period shown in the chart, the highest return for a quarter was 19.09% (quarter ended June
    2003) and the lowest return for a quarter was -11.47% (quarter ended March
    2003).

---------------------------------------------------------------
  AVERAGE ANNUAL TOTAL RETURNS                       LIFE OF
  (FOR THE PERIOD ENDED 12/31/04)(2)     1 YEAR   THE SERIES(3)
---------------------------------------------------------------
  Phoenix-Kayne Small-Cap Quality        25.68%      19.38%
  Value Series
---------------------------------------------------------------
  Russell 2000(R) Value Index(4)         22.25%      26.21%
---------------------------------------------------------------
  S&P 500(R) Index(5)                    10.86%      15.10%
---------------------------------------------------------------

(2) The series' annual return in this table does not reflect the deduction of any separate account or contract charges. The returns would have been less than that shown if such charges were deducted.

(3) Since August 12, 2002.

(4) The Russell 2000(R) Value Index is a market capitalization-weighted index of value-oriented stocks of the smallest 2,000 companies in the Russell Universe, which comprises the 3,000 largest U.S. companies. The index is calculated on a total return basis with dividends reinvested.

(5) The S&P 500(R) Index is a half-float market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total return basis with dividends reinvested.

The indexes are unmanaged and not available for direct investment; therefore, their performance does not reflect the fees and expenses associated with the active management of an actual portfolio.


46  Phoenix-Kayne Small-Cap Quality Value Series

SERIES FEES AND EXPENSES

    This table describes the fees and expenses that you may pay if you buy and hold shares of the series. The table and the example do not include any fees or sales charges imposed by the variable insurance contract for which the series is an investment option. If they were included, your costs would be higher. Investors should consult the contract prospectus for more information.

ANNUAL SERIES OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM THE SERIES' ASSETS)

Management Fees                                     0.90%

Distribution and/or Service (12b-1) Fees            None

Other Expenses                                      1.78%
                                                    -----

TOTAL ANNUAL SERIES OPERATING EXPENSES (1)          2.68%
                                                    =====

(1) The series' investment advisor has voluntarily agreed to reimburse the series' expenses other than the management fees to the extent that such expenses exceed 0.15% of the series' average net assets (the "expense cap"). The series operating expenses after reimbursement were 1.05% for the year ended December 31, 2004. The expense cap noted above may be changed or eliminated at anytime without notice.

EXAMPLE

    This example is intended to help you compare the cost of investing in the series with the cost of investing in other mutual funds.


    The example assumes that you invest $10,000 in the series for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the series' operating expenses remain the same. The example does not reflect contract fees and charges, and if it did, the costs shown would be higher.

---------------------------------------------------------------
                          1 YEAR  3 YEARS   5 YEARS  10 YEARS
---------------------------------------------------------------
  Phoenix-Kayne Small
  Cap Quality Value        $272     $834    $1,422    $3,016
  Series
---------------------------------------------------------------

Note: your actual expenses may be lower than those shown in the tables above since the expense levels used to calculate the figures shown do not include the voluntary reimbursement of expenses over certain levels by the series investment advisor. Refer to the section "Management of the Fund" for information about expense reimbursement in the SAI.

MANAGEMENT OF THE SERIES

THE ADVISOR AND SUBADVISOR

    Phoenix Investment Counsel, Inc. (PIC), is the investment advisor to the series. Kayne Anderson Rudnick Investment Management, LLC (Kayne) is the subadvisor to the series and is responsible for its day-to-day portfolio management. You will find more information about PIC and Kayne in the "Management of the Fund" section of this prospectus. The SAI provides additional information about the portfolio manager's(s') compensation, other accounts managed by the portfolio manager(s) and the portfolio manager's(s') ownership of securities in the series.

PORTFOLIO MANAGEMENT

    Robert A. Schwarzkopf, CFA, and Sandi L. Gleason, CFA, serve as co-portfolio managers of the series.


[diamond]  ROBERT A. SCHWARZKOPF, CFA has served as co-portfolio manager of the
           Phoenix-Kayne Small-Cap Quality Value Series since inception. He is managing director of Small Cap Equity and a portfolio manager for the Small and Mid Cap Equity Portfolios and has been with Kayne since 1991. Mr. Schwarzkopf has 22 years of experience in the investment industry.

[diamond]  SANDI L. GLEASON, CFA has served as co-portfolio manager of the
           Phoenix-Kayne Small-Cap Quality Value Series since inception. She is a principal and portfolio manager for the Small and Mid Cap Equity Portfolios and has been with Kayne since 1993. Ms. Gleason has over eight years of experience in the investment industry.



                                Phoenix-Kayne Small-Cap Quality Value Series  47

FINANCIAL HIGHLIGHTS

    The financial highlights table is intended to help you understand the series' financial performance for the period of the series' operations. Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the series (assuming reinvestment of all dividends and distributions). These figures do not include the imposition of separate account fees or expenses. If such fees or expenses were imposed, performance would be lower. This information has been audited by PricewaterhouseCoopers LLP. Their report and the series' financial statements are included in the Annual Report and by reference in the Statement of Additional Information.

                                                                                            YEAR ENDED
                                                                                           DECEMBER 31,       FROM INCEPTION
                                                                                           ------------         8/12/02 TO
                                                                                        2004          2003       12/31/02
                                                                                        ----          ----       --------
Net asset value, beginning of period...............................................    $11.92        $ 9.99       $10.00
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)....................................................      0.10          0.09         0.07
   Net realized and unrealized gain (loss).........................................      2.94          1.94         0.03
                                                                                       ------        ------       ------
      TOTAL FROM INVESTMENT OPERATIONS.............................................      3.04          2.03         0.10
                                                                                       ------        ------       ------
LESS DISTRIBUTIONS
   Dividends from net investment income............................................     (0.10)        (0.09)       (0.07)
   Distributions from net realized gains...........................................     (0.15)        (0.01)       (0.04)
                                                                                       ------        ------       ------
      TOTAL DISTRIBUTIONS..........................................................     (0.25)        (0.10)       (0.11)
                                                                                       ------        ------       ------
CHANGE IN NET ASSET VALUE..........................................................      2.79          1.93        (0.01)
                                                                                       ------        ------       ------
NET ASSET VALUE, END OF PERIOD.....................................................    $14.71        $11.92       $ 9.99
                                                                                       ======        ======       ======
Total return.......................................................................    25.68%         20.28%        1.01%(2)
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands)...........................................  $10,473         $4,801         $869
RATIO TO AVERAGE NET ASSETS OF:
   Net operating expenses..........................................................     1.05%          1.05%        1.05%(1)
   Gross operating expenses........................................................     2.68%          5.73%       22.60%(1)
   Net investment income...........................................................     1.13%          1.37%        2.33%(1)
Portfolio turnover.................................................................       19%            42%           4%(2)

(1) Annualized.
(2) Not annualized.


48  Phoenix-Kayne Small-Cap Quality Value Series

PHOENIX-LAZARD INTERNATIONAL EQUITY SELECT SERIES
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
    Long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

[diamond]  The series invests primarily in equity securities, American and
           Global Depositary Receipts (ADRs and GDRs, respectively) and common stocks of relatively large non-U.S. companies (i.e., companies that are domiciled outside of the U.S. and may or may not trade on U.S. stock exchanges) with market capitalizations of at least $5 billion at the time of purchase and within the range of companies included in the Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE)(R) Index that the subadvisor believes are undervalued based on their earnings, cash flow or asset values.

[diamond]  The series currently intends to hold securities of between 30 and 45 different issuers on a long-term basis. Although the subadvisor does not anticipate frequent trading in the series' securities, the series will sell positions when it considers such action appropriate.

[diamond]  In choosing stocks for the series, the subadvisor looks for established companies in economically developed countries. The allocation of the series' assets among geographic sectors may shift from time to time based on the subadvisor's judgment. Under normal circumstances, the series invests at least 80% of its assets in equity securities of non-U.S. companies.

[diamond]  The series may engage, to a limited extent, in various investment techniques, such as foreign currency transactions and lending portfolio securities.

PRINCIPAL RISKS

    The series' investments are subject generally to market risk and the risk of selecting under-performing securities and asset classes, which may adversely affect the series and lead to loss of principal.

    The principal risks of investing in the series, which could adversely affect its net asset value, yield and total return, are:

[diamond]  Derivative Investment Risk

[diamond]  Equity Securities Investment Risk

[diamond]  Foreign Investment Risk
           o  Foreign Currency Risk

[diamond]  Reduced Diversification Risk

    Please see "Description of Principal Risks" for a description of each of these risks and other risks that may affect the series.

TEMPORARY DEFENSIVE STRATEGY

    The series may, from time to time, take temporary defensive positions that are inconsistent with the series' principal investment strategies in attempting to respond to adverse market, economic, political or other conditions. As a result, the series may not achieve its investment objective.

CALENDAR YEAR ANNUAL TOTAL RETURN

    The following bar chart and table provide some indication of the risks of investing in the series. The bar chart shows the series' total return performance during its first two calendar years.(1) The table shows how the series' average annual total returns compare to those of a broad-based securities market index and a more narrowly based benchmark that reflects the market sectors in which the series invests. The series' past performance is not necessarily an indication of how the series will perform in the future.

[GRAPHIC OMITTED]

      CALENDAR YEAR      ANNUAL RETURN (%)
          2003                29.82
          2004                15.86

(1) The series' annual return in this chart does not reflect the deduction of any separate account or contract charges. The returns would have been less than that shown if such charges were deducted. During the period shown in the chart, the highest return for a quarter was 15.74% (quarter ended December 2003) and the lowest return for a quarter was -5.33% (quarter ended March 2003).

---------------------------------------------------------------
  AVERAGE ANNUAL TOTAL RETURNS                      LIFE OF
  (FOR THE PERIOD ENDED 12/31/04)(2)     1 YEAR   THE SERIES(3)
---------------------------------------------------------------
  Phoenix-Lazard International Equity    15.86%      16.51%
  Select Series
---------------------------------------------------------------
  MSCI EAFE(R) Index(4)                  20.70%      22.18%
---------------------------------------------------------------
  S&P 500(R) Index(5)                    10.86%      15.10%
---------------------------------------------------------------

(2) The series' average annual returns in this table do not reflect the deduction of any separate account or contract charges. The returns would have been less than those shown if such charges were deducted.

(3) Since August 12, 2002.

(4) The MSCI EAFE(R) Index is a free float-adjusted market capitalization index that measures developed foreign market equity performance, excluding the U.S. and Canada. The index is calculated on a total return basis with gross dividends reinvested.

(5) The S&P 500(R) Index is a half-float market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total return basis with dividends reinvested.

The indexes are unmanaged and not available for direct investment; therefore, their performance does not reflect the fees and expenses associated with the active management of an actual portfolio.

SERIES FEES AND EXPENSES

    This table describes the fees and expenses that you may pay if you buy and hold shares of the series. The table and the example do not include any fees or sales charges imposed by the variable insurance contract for which the series is an investment option. If they were included, your costs would be


                           Phoenix-Lazard International Equity Select Series  49
higher. Investors should consult the contract prospectus for more information.

ANNUAL SERIES OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM THE SERIES' ASSETS)

Management Fees                                     0.90%

Distribution and/or Service (12b-1) Fees            None

Other Expenses                                      0.40%
                                                    -----

TOTAL ANNUAL SERIES OPERATING EXPENSES (1)          1.30%
                                                    =====

(1) The series' investment advisor has voluntarily agreed to reimburse the series' expenses other than the management fees to the extent that such expenses exceed 0.15% of the series' average net assets (the "expense cap"). The series operating expenses after reimbursement were 1.05% for the year ended December 31, 2004. The expense cap noted above may be changed or eliminated at anytime without notice.

EXAMPLE

    This example is intended to help you compare the cost of investing in the series with the cost of investing in other mutual funds.

    The example assumes that you invest $10,000 in the series for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the series' operating expenses remain the same. The example does not reflect contract fees and charges, and if it did, the costs shown would be higher.

--------------------------------------------------------------
                         1 YEAR   3 YEARS  5 YEARS  10 YEARS
--------------------------------------------------------------
  Phoenix-Lazard
  International Equity    $133     $413     $715     $1,571
  Select Series
--------------------------------------------------------------

Note: your actual expenses may be lower than those shown in the tables above since the expense levels used to calculate the figures shown do not include the voluntary reimbursement of expenses over certain levels by the series' investment advisor. Refer to the section "Management of the Fund" for information about expense reimbursement in the SAI.

MANAGEMENT OF THE SERIES

THE ADVISOR AND SUBADVISOR

    Phoenix Variable Advisors, Inc. (PVA), is the investment advisor to the series. Lazard Asset Management LLC (Lazard) is the subadvisor to the series and is responsible for its day-to-day portfolio management. You will find more information about PVA and Lazard in the "Management of the Fund" section of this prospectus. The SAI provides additional information about the portfolio manager's(s') compensation, other accounts managed by the portfolio manager(s) and the portfolio manager's(s') ownership of securities in the series.

PORTFOLIO MANAGEMENT

    The series is managed on a team basis. The names of the principal persons who are primarily responsible for the day-to-day management of the assets of the series are as follows:


[diamond]  JOHN R. REINSBERG, Deputy Chairman has been co-managing the series since inception. Mr. Reinsberg joined Lazard in 1992. He is responsible for international/global equity management and overseeing the day-to-day operations of Lazard's international equity investment team.


[diamond]  MICHAEL A. BENNETT has been co-managing the series since 2003 and is a managing director of Lazard Asset Management and a portfolio manager for the International Equity, International Equity Select, European Equity Select, and Global Equity teams. He began working in the investment field in 1987. Prior to joining the firm in 1992, Mr. Bennett served as an international equity analyst with General Electric Investment Corporation.

[diamond]  GABRIELLE BOYLE has been co-managing the series since 2003 and is a senior managing director of Lazard. She is a portfolio manager on Lazard's International Equity team and a member of the London-based European Equity team. She joined Lazard in 1993 and has been working in the investment field since 1991.

[diamond]  MICHAEL POWERS has been co-managing the series since 2003 and is a managing director of Lazard Asset Management LLC and a member of the International Equity, International Equity Select, and European Equity Select teams. He began working in the investment field in 1990. Previous to joining the firm in 1990, he was a vice president for Chemco Technologies.


50  Phoenix-Lazard International Equity Select Series

FINANCIAL HIGHLIGHTS

    The financial highlights table is intended to help you understand the series' financial performance for the period of the series' operations. Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the series (assuming reinvestment of all dividends and distributions). These figures do not include the imposition of separate account fees or expenses. If such fees or expenses were imposed, performance would be lower. This information has been audited by PricewaterhouseCoopers LLP. Their report and the series' financial statements are included in the Annual Report and by reference in the Statement of Additional Information.

                                                                                            YEAR ENDED
                                                                                           DECEMBER 31,        FROM INCEPTION
                                                                                           ------------          8/12/02 TO
                                                                                        2004          2003       12/31/02
                                                                                        ----          ----       --------
Net asset value, beginning of period...............................................    $12.35        $ 9.58       $10.00
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)....................................................      0.15          0.12(3)      0.01
   Net realized and unrealized gain (loss).........................................      1.80          2.73        (0.43)
                                                                                       ------        ------       ------
      TOTAL FROM INVESTMENT OPERATIONS.............................................      1.95          2.85        (0.42)
                                                                                       ------        ------       ------
LESS DISTRIBUTIONS
   Dividends from net investment income............................................     (0.15)        (0.07)          --
   Distributions from net realized gains...........................................     (0.08)        (0.01)          --
                                                                                       ------        ------       ------
      TOTAL DISTRIBUTIONS..........................................................     (0.23)        (0.08)          --
                                                                                       ------        ------       ------
CHANGE IN NET ASSET VALUE..........................................................      1.72          2.77        (0.42)
                                                                                       ------        ------       ------
NET ASSET VALUE, END OF PERIOD.....................................................    $14.07        $12.35       $ 9.58
                                                                                       ======        ======       ======
Total return.......................................................................     15.86%        29.82%       (4.22)%(2)
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands)...........................................   $69,029       $29,944       $2,887
RATIO TO AVERAGE NET ASSETS OF:
   Net operating expenses..........................................................      1.05%         1.05%        1.05%(1)
   Gross operating expenses........................................................      1.30%         2.03%       10.26%(1)
   Net investment income...........................................................      1.43%         1.13%        0.26%(1)
Portfolio turnover.................................................................         5%            9%          70%(2)

(1) Annualized.
(2) Not annualized.
(3) Computed using average shares outstanding.


                           Phoenix-Lazard International Equity Select Series  51

PHOENIX-NORTHERN DOW 30 SERIES
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

    To track the total return of the Dow Jones Industrial Average(SM)(1) (DJIA(SM)) before series' expenses.

PRINCIPAL INVESTMENT STRATEGIES

[diamond]  The series is an index fund and under normal circumstances, will invest at least 80% of its assets in the equity securities of the 30 companies comprising the DJIA(SM) in the same proportions as represented in the DJIA(SM). The series invests in equity securities with a capitalization range of $8 billion to $386 billion. The series' policy of investing 80% of its assets in equity securities of 30 companies comprising the DJIA(SM) is not fundamental and therefore, may be changed without shareholder approval, but upon 60 days written notice to shareholders.

[diamond]  The DJIA(SM) currently consists of 30 of the most widely held and actively traded stocks listed on the New York Stock Exchange and NASDAQ. The stocks in the DJIA(SM) represent companies that typically are dominant firms in their respective industries. The portion of the series' total assets invested in the stocks in the DJIA(SM) will vary from time to time.

[diamond]  The series employs a passively managed investment approach. The series matches rather than underweights or overweights its investment in each component security of the DJIA(SM).

[diamond]  The series may invest in equity equivalents, including stock index futures contracts and publicly traded index securities (such as DIAMONDS(SM)). Such investments replicate investments in the DJIA(SM) and their use may lower transaction costs and permit improved management of cash flow.

[diamond]  The series will attempt to achieve a correlation between the total return performance of its portfolio and that of the total return of the DJIA(SM) of at least .98, before expenses. A correlation of 1.00 would indicate perfect correlation, which would be achieved when the series' net asset value, including the value of its dividend and capital gain distributions, increases or decreases in exact proportion to changes in the total return of the DJIA(SM).

[diamond]  The series is non-diversified under federal securities laws.

PRINCIPAL RISKS

    The series' investments are subject generally to market risk and the risk of selecting underperforming securities and asset classes, which may adversely affect the series and lead to loss of principal.

    The principal risks of investing in the series, which could adversely affect its net asset value, yield and total return, are:

------------------------
(1) The "Dow Jones" and "Dow Jones Industrial Average" are service marks of Dow Jones & Company, Inc. and have been licensed for use for certain purposes by the series. The Phoenix-Northern Dow 30 Series, although based on the Dow Jones Industrial Average, is not sponsored, endorsed, sold or promoted by Dow Jones, and Dow Jones makes no representation regarding the advisability of investing in such products(s).

[diamond]  Equity Securities Investment Risk

[diamond]  Index Investment Risk

[diamond]  Non-Diversification Risk

    Please see "Description of Principal Risks" for a description of each of these risks and other risks that may affect the series.

TEMPORARY DEFENSIVE STRATEGY

    The series may, from time to time, take temporary defensive positions that are inconsistent with the series' principal investment strategies in attempting to respond to adverse market, economic, political or other conditions. As a result, the series may not achieve its investment objective.

CALENDAR YEAR ANNUAL TOTAL RETURN

    The following bar chart and table provide some indication of the risks of investing in the series. The bar chart shows changes in the series' performance from year to year over the life of the series.(2) The table shows how the series' average annual total returns compare to those of a broad-based securities market index and a more narrowly based benchmark that reflects the market sectors in which the series invests. The series' past performance is not necessarily an indication of how the series will perform in the future.


[GRAPHIC OMITTED]

      CALENDAR YEAR      ANNUAL RETURN (%)
          2000                 -5.56
          2001                 -5.98
          2002                -15.50
          2003                 27.40
          2004                  4.67

(2) The series' annual returns in this chart do not reflect the deduction of any separate account or contract charges. The returns would have been less than those shown if such charges were deducted. During the period shown in the chart, the highest return for a quarter was 13.64% (quarter ended December
    2001) and the lowest return for a quarter was -17.62% (quarter ended September 2002).

----------------------------------------------------------------------------
  AVERAGE ANNUAL TOTAL RETURNS                                  LIFE OF
  (FOR THE PERIOD ENDED 12/31/04)(3)     1 YEAR     5 YEAR     THE SERIES(4)
----------------------------------------------------------------------------
  Phoenix-Northern Dow 30 Series          4.67%      0.01         0.50%
----------------------------------------------------------------------------
  Dow Jones Industrial Average(SM) (5)    5.30%      0.68         1.60%
----------------------------------------------------------------------------
  S&P 500(R) Index(6)                    10.86%     -2.31        -1.53%
----------------------------------------------------------------------------

(3) The series' average annual returns in this table do not reflect the deduction of any separate account or contract charges. The returns would have been less than those shown if such charges were deducted.

(4) Since December 15, 1999.

(5) The Dow Jones Industrial Average(SM) is a price-weighted average of 30 blue chip stocks. The index is calculated on a total return basis with dividends reinvested.

(6) The S&P 500(R) Index is a half-float market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total return basis with dividends reinvested.

    The indexes are unmanaged and not available for direct investment; therefore, their performance does not reflect the fees and expenses associated with the active management of an actual portfolio.

52  Phoenix-Northern Down 30 Series

SERIES FEES AND EXPENSES

    This table describes the fees and expenses that you may pay if you buy and hold shares of the series. The table and the example do not include any fees or sales charges imposed under the contracts for which the series is an investment option. If they were included, your costs would be higher. Investors should consult the contract prospectus for more information.

ANNUAL SERIES OPERATING EXPENSES (EXPENSES THAT ARE
DEDUCTED FROM THE SERIES' ASSETS)

Management Fees                                        0.35%

Distribution and/or Service (12b-1) Fees                None

Other Expenses                                         0.56%
                                                       -----

TOTAL ANNUAL SERIES OPERATING EXPENSES(7)              0.91%
                                                       =====

(7) The series' investment advisor has voluntarily agreed to reimburse the series' expenses other than the management fees to the extent that such expenses exceed 0.25% of the series' average net assets (the "expense cap"). The series operating expenses after reimbursement were .60% for the year ended December 31, 2004. The expense cap noted above may be changed or eliminated at anytime without notice.

EXAMPLE

    This example is intended to help you compare the cost of investing in the series with the cost of investing in other mutual funds.

    The example assumes that you invest $10,000 in the series for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the series' operating expenses remain the same. The example does not reflect contract fees and charges, and if it did, the costs shown would be higher.

--------------------------------------------------------------
                         1 YEAR  3 YEARS  5 YEARS  10 YEARS
--------------------------------------------------------------
  Phoenix-Northern        $93     $291     $505     $1,121
  Dow 30 Series
--------------------------------------------------------------

Note: your actual expenses may be lower than those shown in the tables above since the expense levels used to calculate the figures shown do not include the voluntary reimbursement of expenses over certain levels by the series investment advisor. Refer to the section "Management of the Fund" for information about expense reimbursement in the SAI.

MANAGEMENT OF THE SERIES

THE ADVISOR AND SUBADVISOR

    Phoenix Variable Advisors, Inc. (PVA), is the investment advisor to the series. Northern Trust Investments, N.A. (Northern), is the subadvisor to the series and is responsible for its day-to-day portfolio management. You will find more information about PVA and Northern in the "Management of the Fund" section of this prospectus. The SAI provides additional information about the portfolio manager's(s') compensation, other accounts managed by the portfolio manager(s) and the portfolio manager's(s') ownership of securities in the series.

[diamond]  JAMES B. FRANCIS has been primarily responsible for the day-to-day management of the series since February 2005. Mr. Francis is a senior vice president of Northern Trust Investments, N.A. where he is responsible for the management of various equity index portfolios. Mr. Francis joined Northern Trust in February 2005. He was a senior portfolio manager with State Street Global Advisors where he managed various equity portfolios from 1988-2005.


                                              Phoenix-Northern Dow 30 Series  53

FINANCIAL HIGHLIGHTS

    The financial highlights table is intended to help you understand the series' financial performance for the period of the series' operations. Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the series (assuming reinvestment of all dividends and distributions). These figures do not include the imposition of separate account fees or expenses. If such fees or expenses were imposed, performance would be lower. This information has been audited by PricewaterhouseCoopers LLP. Their report and the series' financial statements are included in the Annual Report and by reference in the Statement of Additional Information.

                                                                                         YEAR ENDED DECEMBER 31,
                                                                                         -----------------------
                                                                         2004         2003        2002         2001         2000
                                                                         ----         ----        ----         ----         ----
Net asset value, beginning of period..............................      $ 9.04       $ 7.21      $ 8.67       $ 9.46       $10.24
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)...................................        0.15         0.13        0.11         0.11(1)      0.08
   Net realized and unrealized gain (loss)........................        0.27         1.83       (1.45)       (0.66)       (0.65)
                                                                        ------       ------      ------       ------       ------
      TOTAL FROM INVESTMENT OPERATIONS............................        0.42         1.96       (1.34)       (0.55)       (0.57)
                                                                        ------       ------      ------       ------       ------
LESS DISTRIBUTIONS................................................
   Dividends from net investment income...........................       (0.15)       (0.13)      (0.10)       (0.10)       (0.08)
   Distributions from net realized gains..........................          --           --       (0.02)       (0.14)       (0.13)
                                                                        ------       ------      ------       ------       ------
      TOTAL DISTRIBUTIONS.........................................       (0.15)       (0.13)      (0.12)       (0.24)       (0.21)
                                                                        ------       ------      ------       ------       ------
CHANGE IN NET ASSET VALUE.........................................        0.27         1.83       (1.46)       (0.79)       (0.78)
                                                                        ------       ------      ------       ------       ------
NET ASSET VALUE, END OF PERIOD....................................      $ 9.31       $ 9.04      $ 7.21       $ 8.67       $ 9.46
                                                                        ======       ======      ======       ======       ======
Total return......................................................        4.67%       27.40%     (15.50)%     (5.98)%       (5.56)%
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands)..........................     $31,181      $29,347     $20,070      $23,684      $15,503
RATIO TO AVERAGE NET ASSETS OF:
   Net operating expenses.........................................        0.60%        0.60%       0.58%        0.50%        0.50%
   Gross operating expenses.......................................        0.91%        1.01%       1.11%        1.12%        1.60%
   Net investment income..........................................        1.65%        1.69%       1.44%        1.29%        1.08%
Portfolio turnover................................................          44%          30%         40%          38%          93%

(1) Computed using average shares outstanding.


54  Phoenix-Northern Dow 30 Series

PHOENIX-NORTHERN NASDAQ-100 INDEX(R) SERIES
--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE

    To track the total return of the Nasdaq-100 Index(R),(1) (Index) before series' expenses.

PRINCIPAL INVESTMENT STRATEGIES


[diamond]  The series is an index fund and under normal circumstances will invest at least 80% of its assets in the equity securities of the 100 companies comprising the Index in the same proportions that they are represented in the Index. The series invests in equity securities with a capitalization range of $2 billion to $290 billion. The series' policy of investing 80% of its assets in equity securities of the 100 companies comprising the index is not fundamental and therefore, may be changed without shareholder approval, but upon 60 days written notice to shareholders.


[diamond] The Index currently consists of 100 of the largest non-financial companies whose stock is actively traded and listed on The Nasdaq Stock Market, Inc. The stocks in the Index represent companies that typically are among the largest but not the most dominant firms in their respective industries.

[diamond] The series employs a passively managed investment approach. The series matches rather than underweights or overweights its investment in each component security of the Index.

[diamond] Normally, the series will invest substantially all of its assets in the stocks of the Index. The series may invest in equity equivalents such as stock index futures contracts and publicly traded index securities, which offer participation in the performance of the stocks of the Index. The portion of the series' assets invested in the stocks in the Index and equity equivalents will vary from time to time. Such investments replicate investments in the Index and their use may lower transaction costs and permit improved management of cash flow.

[diamond] The series will attempt to achieve a correlation between the total return performance of its portfolio and that of the total return of the Index of at least .98%, before expenses. A correlation of 1.00% would indicate perfect correlation, which would be achieved when the series' net asset value, including the value of its dividend and capital gain distributions, increases or decreases in exact proportion to changes in the total return of the Index.

[diamond] The series is non-diversified under federal securities laws.

---------------------
(1) The Nasdaq-100(R), Nasdaq-100 Index(R), and Nasdaq(R) are trade or service marks of The Nasdaq Stock Market, Inc. (which witH Its affiliates are referred to as the "Corporations") and are licensed for use by The Phoenix Edge Series Fund. The Phoenix-Northern Nasdaq-100 Index(R) Series has not been passed on by the Corporations as to its legality or suitability, and the series is not issued, endorsed, sold, or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE SERIES.

PRINCIPAL RISKS

    The series' investments are subject generally to market risk and the risk of selecting underperforming securities and asset classes, which may adversely affect the series and lead to loss of principal.

    The principal risks of investing in the series, which could adversely affect its net asset value, yield and total return, are:

[diamond] Equity Securities Investment Risk

[diamond] Index Investment Risk

[diamond] Non-Diversification Risk

    Please see "Description of Principal Risks" for a description of each of these risks and other risks that may affect the series.

TEMPORARY DEFENSIVE STRATEGY

    The series may, from time to time, take temporary defensive positions that are inconsistent with the series' principal investment strategies in attempting to respond to adverse market, economic, political or other conditions. As a result, the series may not achieve its investment objective.

CALENDAR YEAR ANNUAL TOTAL RETURN

    The following bar chart and table provide some indication of the risks of investing in the series. The bar chart shows changes in the series' performance from year to year over the life of the series.2 The table shows how the series' average annual total returns compare to those of a broad-based securities market index and a more narrowly based benchmark that reflects the market sectors in which the series invests. The series' past performance is not necessarily an indication of how the series will perform in the future.

[GRAPHIC OMITTED]

CALENDAR YEAR       ANNUAL RETURN (%)
    2001                 -33.04
    2002                 -37.58
    2003                  48.85
    2004                  10.04

(2) The series' average annual returns in this chart do not reflect the deduction of any separate account or contract charges. The returns would have been less than those shown if such charges were deducted. During the period shown in the chart, the highest return for a quarter was 35.04% (quarter ended December 2001) and the lowest return for a quarter was -36.42% (quarter ended September 2001).


                                 Phoenix-Northern Nasdaq-100 Index(R) Series  55

------------------------------------------------------------------
  AVERAGE ANNUAL TOTAL RETURNS                         LIFE OF
  (FOR THE PERIOD ENDED 12/31/04)(3)       1 YEAR    THE SERIES(4)
------------------------------------------------------------------
  Phoenix-Northern Nasdaq-100 Index(R)     10.04%      -17.40%
  Series
------------------------------------------------------------------
  Nasdaq-100 Index(R)(5)                   10.74%      -17.16%
------------------------------------------------------------------
  S&P 500(R) Index(6)                      10.86%       -3.01%
------------------------------------------------------------------

(3) The series' annual returns in this table do not reflect the deduction of any separate account or contract charges. The returns would have been less than those shown if such charges were deducted.

(4) Since August 15, 2000.

(5) The Nasdaq-100 Index(R) is a market capitalization-weighted index of the 100 largest domestic and international non-financial companies listed in the NASDAQ (National Association of Securities Dealers Automated Quotation System) Stock Market. The index is calculated on a total return basis with dividends reinvested.

(6) The S&P 500(R) Index is a half-float market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total return basis with dividends reinvested.

The indexes are unmanaged and not available for direct investment; therefore, their performance does not reflect the fees and expenses associated with the active management of an actual portfolio.

SERIES FEES AND EXPENSES

    This table describes the fees and expenses that you may pay if you buy and hold shares of the series. The table and the example do not include any fees or sales charges imposed under the contracts for which the series is an investment option. If they were included, your costs would be higher. Investors should consult the contract prospectus for more information.

ANNUAL SERIES OPERATING EXPENSES (EXPENSES THAT ARE
DEDUCTED FROM THE SERIES' ASSETS)

Management Fees                                     0.35%

Distribution and/or Service (12b-1) Fees            None

Other Expenses                                      0.74%
                                                    -----

TOTAL ANNUAL SERIES OPERATING EXPENSES(7)           1.09%
                                                    =====

(7) The series' investment advisor has voluntarily agreed to reimburse the series' expenses other than the management fees to the extent that such expenses exceed 0.25% of the series' average net assets (the "expense cap"). The series operating expenses after reimbursement were .60% for the year ended December 31, 2004. The expense cap noted above may be changed or eliminated at anytime without notice.

EXAMPLE

    This example is intended to help you compare the cost of investing in the series with the cost of investing in other mutual funds.

    The example assumes that you invest $10,000 in the series for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the series' operating expenses remain the same. The example does not reflect contract fees and charges, and if it did, the costs shown would be higher.

----------------------------------------------------------------
                           1 YEAR  3 YEARS  5 YEARS   10 YEARS
----------------------------------------------------------------
  Phoenix-Northern
  Nasdaq-100 Index(R)
  Series                    $111     $345     $599     $1,324
----------------------------------------------------------------

Note: your actual expenses may be lower than those shown in the tables above since the expense levels used to calculate the figures shown do not include the voluntary reimbursement of expenses over certain levels by the series investment advisor. Refer to the section "Management of the Fund" for information about expense reimbursement in the SAI.

MANAGEMENT OF THE SERIES

THE ADVISOR AND SUBADVISOR

    Phoenix Variable Advisors, Inc. (PVA), is the investment advisor to the series. Northern Trust Investments, N.A. (Northern), is the subadvisor to the series and is responsible for its day-to-day portfolio management. You will find more information about PVA and Northern in the "Management of the Fund" section of this prospectus. The SAI provides additional information about the portfolio manager's(s') compensation, other accounts managed by the portfolio manager(s) and the portfolio manager's(s') ownership of securities in the series.

[diamond]  JAMES B. FRANCIS has been primarily responsible for the day-to-day management of the series since February 2005. Mr. Francis is a senior vice president of Northern Trust Investments, N.A. where he is responsible for the management of various equity index portfolios. Mr. Francis joined Northern Trust in February 2005. He was a senior portfolio manager with State Street Global Advisors where he managed various equity portfolios from 1988-2005.

56  Phoenix-Northern Nasdaq-100 Index(R) Series

FINANCIAL HIGHLIGHTS

    The financial highlights table is intended to help you understand the series' financial performance for the period of the series' operations. Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the series (assuming reinvestment of all dividends and distributions). These figures do not include the imposition of separate account fees or expenses. If such fees or expenses were imposed, performance would be lower. This information has been audited by PricewaterhouseCoopers LLP. Their report and the series' financial statements are included in the Annual Report and by reference in the Statement of Additional Information.


                                                                                                                         FROM
                                                                               YEAR ENDED DECEMBER 31,                 INCEPTION
                                                                               -----------------------                 8/15/00 TO
                                                                     2004          2003        2002         2001        12/31/00
                                                                     ----          ----        ----         ----        --------
Net asset value, beginning of period.............................   $ 3.93       $ 2.64        $ 4.23      $  6.32       $10.00
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)..................................     0.02        (0.01)(3)     (0.01)(3)    (0.02)(3)    (0.01)
   Net realized and unrealized gain (loss).......................     0.37         1.30         (1.58)       (2.07)       (3.67)
                                                                    ------       ------        ------      -------       ------
      TOTAL FROM INVESTMENT OPERATIONS...........................     0.39         1.29         (1.59)       (2.09)       (3.68)
                                                                    ------       ------        ------      -------       ------
LESS DISTRIBUTIONS
   Dividends from net investment income..........................    (0.02)         --            --            --           --
                                                                    ------       ------        ------      -------       ------
      TOTAL DISTRIBUTIONS........................................    (0.02)         --            --            --           --
                                                                    ------       ------        ------      -------       ------
CHANGE IN NET ASSET VALUE........................................     0.37         1.29         (1.59)       (2.09)       (3.68)
                                                                    ------       ------        ------      -------       ------
NET ASSET VALUE, END OF PERIOD...................................   $ 4.30       $ 3.93        $ 2.64      $ 4.23        $ 6.32
                                                                    ======       ======        ======      =======       ======
Total return.....................................................    10.04%       48.85%       (37.58)%     (33.04)%     (36.78)%(2)
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands).........................  $25,946      $23,421        $8,090       $9,307       $5,515
RATIO TO AVERAGE NET ASSETS OF:
   Net operating expenses........................................     0.60%        0.60%         0.58%        0.50%        0.50%(1)
   Gross operating expenses......................................     1.09%        1.45%         2.72%        2.35%        3.93%(1)
   Net investment income (loss)..................................     0.55%       (0.35)%       (0.48)%      (0.40)%      (0.30)%(1)
Portfolio turnover...............................................       34%          18%           42%          91%          50%(2)

(1) Annualized.
(2) Not annualized.
(3) Computed using average shares outstanding.

                              Phoenix-Sanford Bernstein Mid-Cap Value Series  57

PHOENIX-SANFORD BERNSTEIN MID-CAP VALUE SERIES
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

    Long-term capital appreciation. Current income is a secondary investment objective.

PRINCIPAL INVESTMENT STRATEGIES

[diamond] The series will, under normal circumstances, invest at least 80% of its assets in securities that the subadvisor believes offer the possibility of increase in value. The series' policy of investing 80% of its assets in equity securities is not fundamental and therefore, may be changed without shareholder approval, but upon 60 days written notice to shareholders.

[diamond] Investments will primarily be in common stocks of established companies having:

          o a strong financial position;
          o price/earnings ratio below major market indexes, such as the S&P 500(R) Index;
          o an above average prospective earnings (relative to price) and dividend growth rate; and
          o total market capitalization of under $13.9 billion.

[diamond] Once a security is purchased, the series will generally hold it until it no longer meets the financial or valuation criteria.

[diamond] The series may invest in convertible securities.

[diamond] The series may invest up to 20% of its assets in securities of foreign
          (non-U.S.) issuers. The series may invest in a broad range of foreign securities, including equity, debt and convertible securities and foreign government securities. Issuers may be in established market countries and emerging-market countries.

PRINCIPAL RISKS

    The series' investments are subject generally to market risk and the risk of selecting underperforming securities and asset classes, which may adversely affect the series and lead to loss of principal.

    The principal risks of investing in the series, which could adversely affect its net asset value, yield and total return, are:

[diamond] Equity Securities Investment Risk

[diamond] Convertible Securities Investment Risk

[diamond] Smaller Market Capitalization Risk

[diamond] Value Investing Risk

[diamond] Foreign Investment Risk
          o  Emerging Market Investment Risk
          o  Foreign Currency Risk

    Please see "Description of Principal Risks" for a description of each of these risks and other risks that may affect the series.

TEMPORARY DEFENSIVE STRATEGY

    The series may, from time to time, take temporary defensive positions that are inconsistent with the series' principal investment strategies in attempting to respond to adverse market, economic, political or other conditions. As a result, the series may not achieve its investment objectives.

CALENDAR YEAR ANNUAL TOTAL RETURN

    The following bar chart and table provide some indication of the risks of investing in the series. The bar chart shows changes in the series' performance from year to year over the life of the series.(1) The table shows how the series' average annual returns compare to those of a broad-based securities market index and a more narrowly based benchmark that reflects the market sectors in which the series invests. The series' past performance is not necessarily an indication of how the series will perform in the future.

[GRAPHIC OMITTED]

CALENDAR YEAR       ANNUAL RETURN (%)
    1999                 -10.28
    2000                  16.89
    2001                  22.98
    2002                  -8.55
    2003                  40.97
    2004                  20.41

(1) The series' annual returns in this chart do not reflect the deduction of any separate account or contract charges. The returns would have been less than those shown if such charges were deducted. During the period shown in the chart, the highest return for a quarter was 21.08% (quarter ended June 2003) and the lowest return for a quarter was -21.84% (quarter ended September
    2002).

-----------------------------------------------------------------
  AVERAGE ANNUAL TOTAL RETURNS
  (FOR THE PERIOD ENDED                               LIFE OF
  12/31/04)(2)                    1 YEAR   5 YEARS  THE SERIES(3)
-----------------------------------------------------------------
  Phoenix-Sanford Bernstein       20.41%    17.41%      8.75%
  Mid-Cap Value Series
-----------------------------------------------------------------
  Russell 2500(R) Value Index(4)  21.58%    16.05%     10.69%
-----------------------------------------------------------------
  S&P 500(R) Index(5)             10.86%    -2.31%      3.70%
-----------------------------------------------------------------

(2) The series' average returns in this table do not reflect the deduction of any separate account or contract charges. The returns would have been less than those shown if such charges were deducted.

(3) Since March 2, 1998.

(4) The Russell 2500(R) Value Index is a market capitalization-weighted index of value-oriented stocks of the smallest 2,500 companies in the Russell Universe, which comprises the 3,000 largest U.S. companies. The index is calculated on a total return basis with dividends reinvested.

(5) The S&P 500(R) Index is a half-float market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total return basis with dividends reinvested.

The indexes are unmanaged and not available for direct investment; therefore, their performance does not reflect the fees and expenses associated with the active management of an actual portfolio.

58  Phoenix-Sanford Bernstein Mid-Cap Value Series

SERIES FEES AND EXPENSES

    This table describes the fees and expenses that you may pay if you buy and hold shares of the series. The table and the example do not include any fees or sales charges imposed under the contracts for which the series is an investment option. If they were included, your costs would be higher. Investors should consult the contract prospectus for more information.

ANNUAL SERIES OPERATING EXPENSES (EXPENSES THAT ARE
DEDUCTED FROM SERIES' ASSETS)

Management Fees                                        1.05%

Distribution and/or Service (12b-1) Fees                None

Other Expenses                                         0.29%
                                                       -----

TOTAL ANNUAL SERIES OPERATING EXPENSES(6)              1.34%
                                                       =====

(6) The series' investment advisor has voluntarily agreed to reimburse the series' expenses other than the management fees to the extent that such expenses exceed 0.25% of the series' average net assets (the "expense cap"). The series operating expenses after reimbursement were 1.30% for the year ended December 31, 2004. The expense cap noted above may be changed or eliminated at anytime without notice.

EXAMPLE

    This example is intended to help you compare the cost of investing in the series with the cost of investing in other mutual funds.

    The example assumes that you invest $10,000 in the series for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the series' operating expenses remain the same. The example does not reflect contract fees and charges, and if it did, the costs shown would be higher.

-------------------------------------------------------------
                        1 YEAR  3 YEARS   5 YEARS  10 YEARS
-------------------------------------------------------------
  Phoenix-Sanford
  Bernstein Mid-Cap      $136     $425     $734     $1,613
  Value Series
-------------------------------------------------------------

Note: your actual expenses may be lower than those shown in the tables above since the expense levels used to calculate the figures shown do not include the voluntary reimbursement of expenses over certain levels by the series investment advisor. Refer to the section "Management of the Fund" for information about expense reimbursement in the SAI.

MANAGEMENT OF THE SERIES

THE ADVISOR AND SUBADVISOR

    Phoenix Variable Advisors, Inc. (PVA), is the investment advisor to the series. Alliance Capital Management L.P., through its Bernstein Investment Research and Management Unit (Bernstein), is the subadvisor to the series and is responsible for its day-to-day portfolio management. You will find more information about PVA and Bernstein in the "Management of the Fund" section of this prospectus. The SAI provides additional information about the portfolio manager's(s') compensation, other accounts managed by the portfolio manager(s) and the portfolio manager's(s') ownership of securities in the series.

PORTFOLIO MANAGEMENT

    The management of and investment decisions for the series are made by the subadvisor's US Small/Mid Cap Value Investment Policy Group. The US Small/Mid Cap Value Investment Policy Group relies heavily on the fundamental analysis and research of the subadvisor's large internal research staff. No one person is principally responsible for making recommendations for the series. The four members of the US Small/Mid Cap Value Investment Policy Group with the most significant responsibility for the day-to-day management of the series follows:

[diamond]  JOSEPH G. PAUL, senior vice president, has been co-managing the series since 2002 and became CIO of the Small and Mid Capitalization Equities in 2002 and CIO of the Advanced Value Fund in 1999. He is the chairman of the Investment Policy Groups for both services. He became Co-CIO-Real Estate Equity Securities in 2004. Before becoming manager of the Advanced Value Fund, he was its director of research for two years. Mr. Paul joined Bernstein in 1987 as a research analyst covering the automotive industry.

[diamond]  JAMES W. MACGREGOR, senior vice president, has been co-managing the series since 1998 and became Director of Research for Small & Mid Cap Value in 2004. Previously, he was a senior research analyst covering the banking, energy, industrial commodity, transportation and aerospace and defense industries for Bernstein's Small and Mid-Cap Value equity services. Prior to joining Bernstein in 1998, he was a sell-side research analyst at Morgan Stanley and Co., where he covered U.S. packaging and Canadian paper stocks.

[diamond]  DAVID PASQUALE, vice president, has been co-managing the series since
           2002 and joined the firm in 1999 as a research associate. Previously, he worked as a strategic consultant for Mars & Company.

[diamond]  ANDREW J. WEINER, senior vice president, has been co-managing the series since 1998 and joined the firm in 1997 as a research analyst covering consumer cyclicals and staples for the Small-Capitalization Equities Portfolio. In 1999 he also assumed coverage of the capital-equipment sector for both Large-Capitalization and Small-Capitalization Equities.

                              Phoenix-Sanford Bernstein Mid-Cap Value Series  59

FINANCIAL HIGHLIGHTS

    The financial highlights table is intended to help you understand the series' financial performance for the past five years. Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the series (assuming reinvestment of all dividends and distributions). These figures do not include the imposition of separate account fees or expenses. If such fees or expenses were imposed, performance would be lower. This information has been audited by PricewaterhouseCoopers LLP. Their report and the series' financial statements are included in the Annual Report and by reference in the Statement of Additional Information.

                                                                                      YEAR ENDED DECEMBER 31,
                                                                                      -----------------------
                                                                      2004         2003          2002        2001         2000
                                                                     ------       ------       -------      ------       ------
Net asset value, beginning of period.............................    $12.54       $ 9.20       $ 10.97      $ 9.07       $ 7.82
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)..................................      0.02         0.03          0.10        0.13         0.06
   Net realized and unrealized gain (loss).......................      2.51         3.72         (1.02)       1.95         1.25
                                                                     ------       ------       -------      ------       ------
      TOTAL FROM INVESTMENT OPERATIONS...........................      2.53         3.75         (0.92)       2.08         1.31
                                                                     ------       ------       -------      ------       ------
LESS DISTRIBUTIONS
   Dividends from net investment income..........................     (0.02)       (0.02)        (0.10)      (0.13)       (0.06)
   Distributions from net realized gains.........................     (1.03)       (0.39)        (0.75)      (0.05)         --
                                                                     ------       ------       -------      ------       ------
      TOTAL DISTRIBUTIONS........................................     (1.05)       (0.41)        (0.85)      (0.18)       (0.06)
                                                                     ------       ------       -------      ------       ------
CHANGE IN NET ASSET VALUE........................................      1.48         3.34         (1.77)       1.90         1.25
                                                                     ------       ------       -------      ------       ------
NET ASSET VALUE, END OF PERIOD...................................    $14.02       $12.54       $  9.20      $10.97       $ 9.07
                                                                     ======       ======       =======      ======       ======
Total return.....................................................     20.41%       40.97%        (8.55)%     22.98%       16.89%
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands).........................  $116,014      $85,868       $61,289     $48,556      $14,758
RATIO TO AVERAGE NET ASSETS OF:
   Net operating expenses........................................      1.30%        1.30%         1.28%       1.20%        1.20%
   Gross operating expenses......................................      1.34%        1.37%         1.40%       1.54%        2.39%
   Net investment income.........................................      0.25%        0.46%         1.12%       1.72%        0.95%
Portfolio turnover...............................................        36%          29%           44%         28%         128%


60  Phoenix-Sanford Bernstein Mid-Cap Value Series

PHOENIX-SANFORD BERNSTEIN SMALL-CAP VALUE SERIES
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

    Long-term capital appreciation by investing primarily in small-capitalization stocks that appear to be undervalued. Current income is a secondary investment objective.

PRINCIPAL INVESTMENT STRATEGIES

[diamond]  The series will, under normal circumstances, invest at least 80% of its assets in common stocks having a total market capitalization under $8.1 billion and with favorable prospects for capital appreciation. The subadvisor will use a value-oriented approach to stock selection. The series' policy of investing 80% of its assets in small capitalization stocks is not fundamental and therefore, may be changed without shareholder approval, but upon 60 days written notice to shareholders.

[diamond] The series will invest in the stock of companies whose current market prices do not appear to adequately reflect their underlying value, measured by price/book and price/earnings ratios or dividend yield, as determined through in-depth research carried out by the subadvisor.

[diamond] The series will generally invest in 80-100 stocks diversified over 30 industries that have been targeted as having a potential high anticipated return relative to risk.

[diamond] The subadvisor will monitor earnings-estimate revisions and tends to delay purchase while negative revisions are being reflected in the market. A security generally will be sold when the subadvisor determines it no longer ranks in the top half of the subadvisor's choices based on valuation and risk criteria. Sale of a stock that has reached the market target may be delayed when earnings expectations are rising.

[diamond] The subadvisor chooses the stocks by screening 2,000 stocks to identify the most attractive classic value measures. The subadvisor will work to reduce volatility by subjecting the securities to reliability tests and will assess the risk by evaluating sector concentration, company size, leverage, and degree of undervaluation.

[diamond] The series may invest in convertible securities.

[diamond] The series may invest in securities of foreign issuers. The series may invest in a broad range of foreign securities, including equity, debt and convertible securities and foreign government securities. Issuers may be in established market countries and emerging-market countries.

PRINCIPAL RISKS

    The series' investments are subject generally to market risk and the risk of selecting underperforming securities and asset classes, which may adversely affect the series and lead to loss of principal.

    The principal risks of investing in the series, which could adversely affect its net asset value, yield and total return, are:

[diamond] Convertible Securities Risk

[diamond] Equity Securities Investment Risk

[diamond] Smaller Market Capitalization Risk

[diamond] Value Investing Risk

[diamond] Foreign Investment Risk
          o  Emerging Market Investment Risk
          o  Foreign Currency Risk

    Please see "Description of Principal Risks" for a description of each of these risks and other risks that may affect the series.

TEMPORARY DEFENSIVE STRATEGY

    The series may, from time to time, take temporary defensive positions that are inconsistent with the series' principal investment strategies in attempting to respond to adverse market, economic, political or other conditions. As a result, the series may not achieve its investment objectives.

CALENDAR YEAR ANNUAL TOTAL RETURN

    The following bar chart and table provide some indication of the risks of investing in the series. The bar chart shows changes in the series' performance from year to year over the life of the series.(1) The table shows how the series' average annual total returns compare to those of a broad-based securities market index and a more narrowly based benchmark that reflects the market sectors in which the series invests. The series' past performance is not necessarily an indication of how the series will perform in the future.

[GRAPHIC OMITTED]

CALENDAR YEAR       ANNUAL RETURN (%)
    2001                 15.76
    2002                 -8.54
    2003                 43.86
    2004                 22.67

(1) The series' annual returns in this chart do not reflect the deduction of any separate account or contract charges. The returns would have been less than those shown if such charges were deducted. During the period shown in the chart, the highest return for a quarter was 21.15% (quarter ended June 2003) and the lowest return for a quarter was -22.21% (quarter ended September
    2002).

                            Phoenix-Sanford Bernstein Small-Cap Value Series  61

-----------------------------------------------------------------
  AVERAGE ANNUAL TOTAL RETURNS                         LIFE OF
  (FOR THE PERIOD ENDED 12/31/04)(2)     1 YEAR     THE SERIES(3)
-----------------------------------------------------------------
  Phoenix-Sanford Bernstein Small-Cap    22.67%        18.18%
  Value Series
-----------------------------------------------------------------
  Russell 2000(R) Value Index(4)         22.25%        17.96%
-----------------------------------------------------------------
  S&P 500(R) Index(5)                    10.86%        -0.88%
-----------------------------------------------------------------

(2) The series' average annual returns in this table do not reflect the deduction of any separate account or contract charges. The returns would have been less than those shown if such charges were deducted.

(3) Since November 20, 2000.

(4) The Russell 2000(R) Value Index is a market capitalization-weighted index of value-oriented stocks of the smallest 2,000 companies in the Russell Universe, which comprises the 3,000 largest U.S. companies. The index is calculated on a total return basis with dividends reinvested.

(5) The S&P 500(R) Index is a half-float market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total return basis with dividends reinvested.

The indexes are unmanaged and not available for direct investment; therefore, their performance does not reflect the fees and expenses associated with the active management of an actual portfolio.

SERIES FEES AND EXPENSES

    This table describes the fees and expenses that you may pay if you buy and hold shares of the series. The table and the example do not include any fees or sales charges imposed under the contracts for which the series is an investment option. If they were included, your costs would be higher. Investors should consult the contract prospectus for more information.

ANNUAL SERIES OPERATING EXPENSES (EXPENSES THAT ARE
DEDUCTED FROM THE SERIES' ASSETS)

Management Fees                                       1.05%

Distribution and/or Service (12b-1) Fees               None

Other Expenses                                        0.38%
                                                      -----

TOTAL ANNUAL SERIES OPERATING EXPENSES(6)             1.43%
                                                      =====

(6) The series' investment advisor has voluntarily agreed to reimburse the series' expenses other than the management fees to the extent that such expenses exceed 0.25% of the series' average net assets (the "expense cap"). The series operating expenses after reimbursement were 1.30% for the year ended December 31, 2004. The expense cap noted above may be changed or eliminated at anytime without notice.

EXAMPLE

    This example is intended to help you compare the cost of investing in the series with the cost of investing in other mutual funds.

    The example assumes that you invest $10,000 in the series for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the series' operating expenses remain the same. The example does not reflect contract fees and charges, and if it did, the costs shown would be higher.

--------------------------------------------------------------
                          1 YEAR  3 YEARS  5 YEARS  10 YEARS
--------------------------------------------------------------
 Phoenix-Sanford
 Bernstein Small-Cap       $146    $453     $782     $1,715
 Value Series
--------------------------------------------------------------

Note: your actual expenses may be lower than those shown in the tables above since the expense levels used to calculate the figures shown do not include the voluntary reimbursement of expenses over certain levels by the series investment advisor. Refer to the section "Management of the Fund" for information about expense reimbursement in the SAI.

MANAGEMENT OF THE SERIES

THE ADVISOR AND SUBADVISOR

    Phoenix Variable Advisors, Inc. (PVA), is the investment advisor to the series. Alliance Capital Management L.P., through its Bernstein Investment Research and Management Unit (Bernstein), is the subadvisor to the series and is responsible for its day-to-day portfolio management. You will find more information about PVA and Bernstein in the "Management of the Fund" section of this prospectus. The SAI provides additional information about the portfolio manager's(s') compensation, other accounts managed by the portfolio manager(s) and the portfolio manager's(s') ownership of securities in the series.

PORTFOLIO MANAGEMENT

    The management of and investment decisions for the series are made by the subadvisor's US Small/Mid Cap Value Investment Policy Group. The US Small/Mid Cap Value Investment Policy Group relies heavily on the fundamental analysis and research of the subadvisor's large internal research staff. No one person is principally responsible for making recommendations for the series. The four members of the US Small/Mid Cap Value Investment Policy Group with the most significant responsibility for the day-to-day management of the series follows:

[diamond]  JOSEPH G. PAUL, senior vice president, has been co-managing the series since 2002 and became CIO of the Small and Mid Capitalization Equities in 2002 and CIO of the Advanced Value Fund in 1999. He is the chairman of the Investment Policy Groups for both services. He became Co-CIO-Real Estate Equity Securities in 2004. Before becoming manager of the Advanced Value Fund, he was its director of research for two years. Mr. Paul joined Bernstein in 1987 as a research analyst covering the automotive industry.

[diamond]  JAMES W. MACGREGOR, senior vice president, has been co-managing the series since 2000 and became Director of Research for Small & Mid Cap Value in 2004. Previously, he was a senior sesearch analyst covering the banking, energy, industrial commodity, transportation and aerospace & defense industries for Bernstein's Small and Mid-Cap Value equity services. Prior to joining Bernstein in 1998, he was a sell-side research analyst at Morgan Stanley and Co., where he covered US packaging and Canadian paper stocks.

[diamond]  DAVID PASQUALE, vice president, has been co-managing the series since
           2002 and joined the firm in 1999 as a research associate. Previously, he worked as a strategic consultant for Mars & Company.


[diamond]  ANDREW J. WEINER, senior vice president, has been co-managing the series since inception and joined the firm in 1997 as a research analyst covering consumer cyclicals and staples for the Small-Capitalization Equities Portfolio. In 1999 he also assumed coverage of the capital-equipment sector for both
           Large-Capitalization and Small-Capitalization Equities.


62  Phoenix-Sanford Bernstein Small-Cap Value Series

FINANCIAL HIGHLIGHTS

    The financial highlights table is intended to help you understand the series' financial performance for the period of the series' operations. Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the series (assuming reinvestment of all dividends and distributions). These figures do not include the imposition of separate account fees or expenses. If such fees or expenses were imposed, performance would be lower. This information has been audited by PricewaterhouseCoopers LLP. Their report and the series' financial statements are included in the Annual Report and by reference in the Statement of Additional Information.

                                                                                                                         FROM
                                                                                 YEAR ENDED DECEMBER 31,               INCEPTION
                                                                                 -----------------------              11/20/00 TO
                                                                       2004         2003          2002       2001       12/31/00
                                                                      ------       ------       -------     ------      --------
Net asset value, beginning of period.............................     $14.84       $10.50        $12.08     $10.62       $10.00
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)..................................      (0.03)(3)    0.023          0.06       0.07         0.03
   Net realized and unrealized gain (loss).......................       3.39         4.57         (1.09)      1.59         0.62
                                                                      ------       ------        ------     ------       ------
      TOTAL FROM INVESTMENT OPERATIONS...........................       3.36         4.59         (1.03)      1.66         0.65
                                                                      ------       ------        ------     ------       ------
LESS DISTRIBUTIONS
   Dividends from net investment income..........................        --            --         (0.06)     (0.07)       (0.03)
   Distributions from net realized gains.........................      (1.46)       (0.25)        (0.49)     (0.13)         --
                                                                      ------       ------        ------     ------       ------
      TOTAL DISTRIBUTIONS........................................      (1.46)       (0.25)        (0.55)     (0.20)       (0.03)
                                                                      ------       ------        ------     ------       ------
CHANGE IN NET ASSET VALUE........................................       1.90         4.34         (1.58)      1.46         0.62
                                                                      ------       ------        ------     ------       ------
NET ASSET VALUE, END OF PERIOD...................................     $16.74       $14.84        $10.50     $12.08       $10.62
                                                                      ======       ======        ======     ======       ======
Total return.....................................................      22.67%       43.86%       (8.54)%     15.76%        6.44%(2)
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands).........................    $67,785      $48,756      $32,968     $17,232       $2,692
RATIO TO AVERAGE NET ASSETS OF:
   Net operating expenses........................................       1.30%        1.30%        1.29%       1.20%        1.20%(1)
   Gross operating expenses......................................       1.43%        1.52%        1.64%       2.33%       13.52%(1)
   Net investment income (loss)..................................      (0.22)%       0.14%        0.86%       1.12%        2.71%(1)
Portfolio turnover...............................................         44%          36%          40%         18%           1%(2)

(1) Annualized.
(2) Not annualized.
(3) Computed using average shares outstanding.

                                        Phoenix-Seneca Mid-Cap Growth Series  63

PHOENIX-SENECA MID-CAP GROWTH SERIES
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

    Capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

[diamond] The series will invest in equity securities, primarily common stocks of growth companies. Under normal circumstances the series will invest at least 80% of its assets in companies with market capitalizations between $500 million and $10 billion. The series may at times have investments in companies with higher or lower market capitalizations. The series' policy of investing 80% of its assets in equity securities is not fundamental and therefore, may be changed without shareholder approval, but upon 60 days written notice to shareholders.

[diamond] The subadvisor manages the investments of the series by selecting securities of companies that meet certain fundamental standards and that the subadvisor believes have the market potential for above average market appreciation. In evaluating companies' potential for market appreciation, the subadvisor seeks companies that it believes will demonstrate greater long-term earnings growth than the average company included in the Russell Midcap Growth(R) Index. The strategy is based on the subadvisor's view that growth in a company's earnings will correlate with growth in the price of its stock.

[diamond] The subadvisor seeks to identify companies that have the most attractive earnings prospects and favorable valuations, regardless of the size of the company. Generally, however, a portion of the series' portfolio will be invested in large, well-known companies that have established histories of profitability and/or dividend payment.

[diamond] Although the series stresses long-term earnings growth potential, the subadvisor may buy securities in anticipation of short-term price gains. This practice may increase the series' overall trading volume, especially if prices do not rise as expected. Frequent and active trading may increase transaction costs for the series, which may affect the series' performance.

[diamond] The series may invest up to 20% of its assets in securities of foreign
          (non-U.S.) issuers. Foreign investment will be primarily through American Depositary Receipts (ADRs).

[diamond] The subadvisor's portfolio selection method may result in a higher portfolio turnover rate. High portfolio turnover rates may increase costs to the series and may negatively affect series performance.

PRINCIPAL RISKS

    The series' investments are subject generally to market risk and the risk of selecting underperforming securities and asset classes, which may adversely affect the series and lead to loss of principal.

    The series may buy securities that it anticipates will rise in price over a short period of time with the expectation that the securities will then be sold. If the securities do not perform as expected, gains will not be as high as anticipated. Each time a security is bought or sold, the series incurs transaction costs, which may result in higher overall costs to the series.

    Other principal risks of investing in the series, which could adversely affect its net asset value, yield and total return, are:

[diamond] Equity Securities Investment Risk

[diamond] Growth Stock Investment Risk

[diamond] Reduced Diversification Risk

[diamond] Smaller Market Capitalization Risk

[diamond] Foreign Investment Risk
          o  Foreign Currency Risk

[diamond] Portfolio Turnover Risk

    Please see "Description of Principal Risks" for a description of each of these risks and other risks that may affect the series.

TEMPORARY DEFENSIVE STRATEGY

    The series may, from time to time, take temporary defensive positions that are inconsistent with the series' principal investment strategies in attempting to respond to adverse market, economic, political or other conditions. As a result, the series may not achieve its investment objective.

CALENDAR YEAR ANNUAL TOTAL RETURN

    The following bar chart and table provide some indication of the risks of investing in the series. The bar chart shows changes in the series' performance from year to year over the life of the series.(1) The table shows how the series' average annual returns compare to those of a broad-based securities market index and a more narrowly based benchmark that reflects the market sectors in which the series invests. The series' past performance is not necessarily an indication of how the series will perform in the future.

[GRAPHIC OMITTED]

CALENDAR YEAR       ANNUAL RETURN (%)
    1999                 45.62
    2000                 13.75
    2001                -25.28
    2002                -32.50
    2003                 28.83
    2004                  6.72

(1) The series' annual returns in this chart do not reflect the deduction of any separate account or contract charges. The returns would have been less than those shown if such charges were deducted. During the period shown in the chart, the highest return for a quarter was 44.87% (quarter ended December
    1999) and the lowest return for a quarter was -27.20% (quarter ended September 2001).

64  Phoenix-Seneca Mid-Cap Growth Series

--------------------------------------------------------------
 AVERAGE ANNUAL TOTAL RETURNS
 (FOR THE PERIODS ENDED                            LIFE OF THE
 12/31/04)(2)                 1 YEAR    5 YEARS     SERIES(3)
--------------------------------------------------------------
 Phoenix-Seneca Mid-Cap        6.72%     -4.63%      5.03%
 Growth Series
--------------------------------------------------------------
 Russell Midcap Growth(R)
 Index(4)                     15.48%     -3.36%      5.06%
--------------------------------------------------------------
 S&P 500(R) Index(5)          10.86%     -2.31%      3.70%
--------------------------------------------------------------

(2) The series' average annual returns in this table do not reflect the deduction of any separate account or contract charges. The returns would have been less than those shown if such charges were deducted.

(3) Since March 2, 1998.

(4) The Russell Midcap(R) Growth Index is a market capitalization-weighted index of medium-capitalization, growth-oriented stocks of U.S. companies. The index is calculated on a total return basis with dividends reinvested

(5) The S&P 500(R) Index is a half-float market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total return basis with dividends reinvested.

The indexes are unmanaged and not available for direct investment; therefore, their performance does not reflect the fees and expenses associated with the active management of an actual portfolio.

SERIES FEES AND EXPENSES

    This table describes the fees and expenses that you may pay if you buy and hold shares of the series. The table and the example do not include any fees or sales charges imposed under the contracts for which the series is an investment option. If they were included, your costs would be higher. Investors should consult the contract prospectus for more information.

ANNUAL SERIES OPERATING EXPENSES (EXPENSES THAT ARE
DEDUCTED FROM SERIES' ASSETS)

Management Fees                                       0.80%

Distribution and/or Service (12b-1) Fees               None

Other Expenses                                        0.38%
                                                      -----

TOTAL ANNUAL SERIES OPERATING EXPENSES                1.18%
                                                      =====

(1) The series' investment advisor has voluntarily agreed to reimburse the series' expenses other than the management fees to the extent that such expenses exceed 0.35% of the series' average net assets (the "expense cap"). The series operating expenses after reimbursement were 1.15% for the year ended December 31, 2004. The expense cap noted above may be changed or eliminated at anytime without notice.

EXAMPLE

    This example is intended to help you compare the cost of investing in the series with the cost of investing in other mutual funds.

    The example assumes that you invest $10,000 in the series for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the series' operating expenses remain the same. The example does not reflect contract fees and charges, and if it did, the costs shown would be higher.

------------------------------------------------------------
                     1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------
 Phoenix-Seneca
 Mid-Cap Growth
 Series               $120      $375      $650     $1,433
------------------------------------------------------------

Note: your actual expenses may be lower than those shown in the tables above since the expense levels used to calculate the figures shown do not include the voluntary reimbursement of expenses over certain levels by the series investment advisor. Refer to the section "Management of the Fund" for information about expense reimbursement in the SAI.

MANAGEMENT OF THE FUNDS

THE ADVISOR AND SUBADVISOR

    Phoenix Investment Counsel, Inc. (PIC), is the investment advisor to the series. Seneca Capital Management LLC (Seneca) is the subadvisor to the series and is responsible for its day-to-day portfolio management. You will find more information about PIC and Seneca in the "Management of the Fund" section of this prospectus and in "The Investment Advisors, Subadvisors and Portfolio Managers" section of the SAI.

PORTFOLIO MANAGEMENT

[diamond]  RONALD K. JACKS has been a portfolio manager for the series since
           1998. He was secretary of the Phoenix-Seneca Funds from February 1996 through February 1998 and was Trustee of Seneca Funds from February 1996 through June 1997. Mr. Jacks has been a portfolio manager with Seneca, including its predecessor, GMG/Seneca Capital Management, L.P., since July 1990.

[diamond]  RICHARD D. LITTLE has been a portfolio manager for the series since
           1998. He has been director of equities with Seneca, including its predecessor, GMG/Seneca Capital Management, L.P., since September 1989. Before joining GMG/Seneca, Mr. Little held positions as an analyst, board member, and regional manager with Smith Barney, NatWest Securities, and Montgomery Securities.

[diamond]  DOUG S. COUDEN has been a portfolio manager and principal for the series since 2004. Doug began managing equities in October 2004, and he also continues to be an equity analyst. Mr. Couden joined Seneca in 1997.

                                        Phoenix-Seneca Mid-Cap Growth Series  65

FINANCIAL HIGHLIGHTS

    The financial highlights table is intended to help you understand the series' financial performance for the past five years. Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the series (assuming reinvestment of all dividends and distributions). These figures do not include the imposition of separate account fees or expenses. If such fees or expenses were imposed, performance would be lower. This information has been audited by PricewaterhouseCoopers LLP. Their report and the series' financial statements are included in the Annual Report and by reference in the Statement of Additional Information.


                                                                                         YEAR ENDED DECEMBER 31,
                                                                                         -----------------------
                                                                      2004         2003          2002         2001        2000
                                                                     ------       ------       -------      -------      ------
Net asset value, beginning of period.............................    $11.63       $ 9.03        $13.37       $17.90      $17.28
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)(1)...............................     (0.06)       (0.07)        (0.07)       (0.08)      (0.06)
   Net realized and unrealized gain (loss).......................      0.84         2.67         (4.27)       (4.45)       2.51
                                                                     ------       ------        ------       ------      ------
      TOTAL FROM INVESTMENT OPERATIONS...........................      0.78         2.60         (4.34)       (4.53)       2.45
                                                                     ------       ------        ------       ------      ------
LESS DISTRIBUTIONS
   Distributions from net realized gains.........................       --            --            --          --        (1.83)
                                                                     ------       ------        ------       ------      ------
      TOTAL DISTRIBUTIONS........................................       --            --            --          --        (1.83)
                                                                     ------       ------        ------       ------      ------
CHANGE IN NET ASSET VALUE........................................      0.78         2.60         (4.34)       (4.53)       0.62
                                                                     ------       ------        ------       ------      ------
NET ASSET VALUE, END OF PERIOD...................................    $12.41       $11.63        $ 9.03       $13.37      $17.90
                                                                     ======       ======        ======       ======      ======
Total return.....................................................      6.72%       28.83%       (32.50)%     (25.28)%     13.75%
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands).........................    $62,681     $61,294       $48,149      $68,895     $71,015
RATIO TO AVERAGE NET ASSETS OF:
   Net operating expenses........................................      1.15%        1.15%         1.11%        1.05%       1.05%
   Gross operating expenses......................................      1.18%        1.16%         1.14%        1.10%       1.19%
   Net investment income (loss)..................................     (0.53)%      (0.67)%       (0.62)%      (0.52)%     (0.28)%
Portfolio turnover...............................................       175%         174%          128%         137%         97%

(1) Computed using average shares outstanding.

66  Phoenix-Seneca Mid-Cap Growth Series

PHOENIX-SENECA STRATEGIC THEME SERIES
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

    Long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

[diamond] The series will invest primarily in common stocks of companies the subadvisor believes to have substantial potential for capital growth by being well positioned to benefit from cultural, demographic, regulatory, social or technological changes worldwide.

[diamond] In determining when and whether to invest in particular industries, the subadvisor will establish strategic investment themes (major changes affecting markets for prolonged periods of time) and tactical investment themes (focused, short-term).

[diamond] Investment themes shall generally reflect trends which appear likely to drive stocks with similar technologies and products or which embody broad social, economic, political and technological considerations; offer substantial appreciation potential; present a visionary idea or creative solution; and exhibit some independence from economic cycles. The subadvisor may change investment themes once it has determined that an investment theme has become saturated or fully exploited. The subadvisor may pursue one or more investment themes at anytime.

[diamond] The subadvisor will seek to identify those companies which, in addition to being considered well positioned to benefit from investment themes identified, also have good financial resources; provide satisfactory return on capital; have enhanced industry position; and have demonstrated superior management skills.

[diamond] Examples of thematic investing would include investing in oil and gas exploration companies during the "energy shortage" years of the late 1970s, owning companies benefiting from the lower inflation trends during the early 1980s, investing in companies acquiring cellular franchises in the late 1980s and technology companies during the 1990s.

[diamond] The series will not invest more than 25% of its assets in any one industry or group of related industries.

[diamond] The subadvisor's portfolio selection method may result in a higher portfolio turnover rate. High portfolio turnover rates may increase costs to the series which may negatively affect series' performance.

PRINCIPAL RISKS

    The series' investments are subject generally to market risk and the risk of selecting underperforming securities and asset classes, which may adversely affect the series and lead to loss of principal.

    To the extent the series invests in a single investment theme or a particular market segment, it may be more vulnerable to adverse economic, political or regulatory developments than would be the case if it invested in a broader spectrum of themes or market segments, or as compared to a broadly diversified portfolio. The successful implementation of a thematic or market segment investment strategy depends on the series' ability to: (i) anticipate emerging-market trends; (ii) exploit such investment opportunities; and (iii) divest such securities at the right time. If the series does not successfully implement this strategy, the series may experience significant losses.

    Other principal risks of investing in the series, which could adversely affect its net asset value, yield and total return, are:

[diamond] Equity Securities Investment Risk

[diamond] Portfolio Turnover Risk

[diamond] Reduced Diversification Risk

[diamond] Smaller Market Capitalization Risk

[diamond] Theme Investing Risk

    Please see "Description of Principal Risks" for a description of each of these risks and other risks that may affect the series.

TEMPORARY DEFENSIVE STRATEGY

    The series may, from time to time, take temporary defensive positions that are inconsistent with the series' principal investment strategies in attempting to respond to adverse market, economic, political or other conditions. As a result, the series may not achieve its investment objective.

CALENDAR YEAR ANNUAL TOTAL RETURN

    The following bar chart and table provide some indication of the risks of investing in the series. The bar chart shows changes in the series' performance from year to year over the life of the series.(1) The table shows how the series' average annual returns compare to those of a broad-based securities market index and a more narrowly based benchmark that reflects the market sectors in which the series invests. The series' past performance is not necessarily an indication of how the series will perform in the future.

[GRAPHIC OMITTED]

CALENDAR YEAR       ANNUAL RETURN (%)

    1997                17.16
    1998                44.69
    1999                54.98
    2000               -11.46
    2001               -27.36
    2002               -34.98
    2003                37.26
    2004                 5.44

(1) The series' average annual returns in this chart do not reflect the deduction of any separate account or contract charges. The returns would have been less than those shown if such charges were deducted. During the period shown in the chart, the highest return for a quarter was 37.46% (quarter ended December 1998) and the lowest return for a quarter was -31.20% (quarter ended September 2001).

                                       Phoenix-Seneca Strategic Theme Series  67

---------------------------------------------------------------
 AVERAGE ANNUAL TOTAL RETURNS                         LIFE OF
 (FOR THE PERIODS ENDED                                 THE
 12/31/04)(2)                      1 YEAR    5 YEARS  SERIES(3)
---------------------------------------------------------------
 Phoenix-Seneca Strategic          5.44%     -9.55%     6.50%
 Theme Series
---------------------------------------------------------------
 Russell 1000(R) Growth Index(4)   6.30%     -9.29%     6.79%
---------------------------------------------------------------
 S&P 500(R) Index(5)              10.86%     -2.31%     9.49%
---------------------------------------------------------------

(2) The series' average annual returns in this table do not reflect the deduction of any separate account or contract charges. The returns would have been less than those shown if such charges were deducted.

(3) Since January 29, 1996.

(4) The Russell 1000(R) Growth Index is a market capitalization-weighted index of growth-oriented stocks of the 1,000 largest companies in the Russell Universe, which comprises the 3,000 largest U.S. companies. The index is calculated on a total return basis with dividends reinvested.

(5) The S&P 500(R) Index is a half-float market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total return basis with dividends reinvested.

The indexes are unmanaged and not available for direct investment; therefore, their performance does not reflect the fees and expenses associated with the active management of an actual portfolio.

SERIES FEES AND EXPENSES

    This table describes the fees and expenses that you may pay if you buy and hold shares of the series. The table and the example do not include any fees or sales charges imposed by the variable insurance contract for which the series is an investment option. If they were included, your costs would be higher. Investors should consult the contract prospectus for more information.

ANNUAL SERIES OPERATING EXPENSES (EXPENSES THAT ARE
DEDUCTED FROM SERIES' ASSETS)

Management Fees                                       0.75%

Distribution and/or Service (12b-1) Fees               None

Other Expenses                                        0.33%
                                                      -----

TOTAL ANNUAL SERIES OPERATING EXPENSES                1.08%
                                                      =====

EXAMPLE

    This example is intended to help you compare the cost of investing in the series with the cost of investing in other mutual funds.

    The example assumes that you invest $10,000 in the series for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the series' operating expenses remain the same. The example does not reflect contract fees and charges, and if it did, the costs shown would be higher.

------------------------------------------------------------
                      1 YEAR  3 YEARS  5 YEARS   10 YEARS
------------------------------------------------------------
 Phoenix-Seneca
 Strategic Theme       $110     $345     $597     $1,321
 Series
------------------------------------------------------------

MANAGEMENT OF THE SERIES

THE ADVISOR AND SUBADVISOR

    Phoenix Investment Counsel, Inc. (PIC), is the investment advisor to the series. Seneca Capital Management LLC (Seneca) is the subadvisor to the series and is responsible for its day-to-day portfolio management. You will find more information about PIC and Seneca in the "Management of the Fund" section of this prospectus. The SAI provides additional information about the portfolio manager's(s') compensation, other accounts managed by the portfolio manager(s) and the portfolio manager's(s') ownership of securities in the series.

PORTFOLIO MANAGEMENT

[diamond]  RONALD K. JACKS has been a portfolio manager for the series since
           1996. He was secretary of the Phoenix-Seneca Funds from February 1996 through February 1998 and was Trustee of Seneca Funds from February 1996 through June 1997. Mr. Jacks has been a portfolio manager with Seneca, including its predecessor, GMG/Seneca Capital Management, L.P., since July 1990.

[diamond]  RICHARD D. LITTLE has been a portfolio manager for the series since
           1996. He has been director of equities with Seneca, including its predecessor, GMG/Seneca Capital Management, L.P., since September 1989. Before joining GMG/Seneca, Mr. Little held positions as an analyst, board member, and regional manager with Smith Barney, NatWest Securities, and Montgomery Securities.

[diamond]  DOUG S. COUDEN has been a portfolio manager and Principal for the series since 2004. Doug began managing equities in October 2004 and he also continues to be an Equity Analyst. Mr. Couden joined Seneca in 1997.


68  Phoenix-Seneca Strategic Theme Series

FINANCIAL HIGHLIGHTS

    The financial highlights table is intended to help you understand the series' financial performance for the past five years. Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the series (assuming reinvestment of all dividends and distributions). These figures do not include the imposition of separate account fees or expenses. If such fees or expenses were imposed, performance would be lower. This information has been audited by PricewaterhouseCoopers LLP. Their report and the series' financial statements are included in the Annual Report and by reference in the Statement of Additional Information.

                                                                                       YEAR ENDED DECEMBER 31,
                                                                                       -----------------------
                                                                      2004         2003         2002         2001         2000
                                                                      ----         ----         ----         ----         ----
Net asset value, beginning of period.............................    $ 9.79       $ 7.13       $10.97       $15.52       $20.21
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)(1)...............................     (0.02)       (0.02)       (0.04)       (0.04)       (0.07)
   Net realized and unrealized gain (loss).......................      0.56         2.68        (3.80)       (4.15)       (2.20)
                                                                     ------       ------       ------       ------       ------
      TOTAL FROM INVESTMENT OPERATIONS...........................      0.54         2.66        (3.84)       (4.19)       (2.27)
                                                                     ------       ------       ------       ------       ------
LESS DISTRIBUTIONS
   Distributions from net realized gains.........................        --           --           --        (0.36)       (2.42)
                                                                     ------        -----        -----       ------       ------
      TOTAL DISTRIBUTIONS........................................        --           --           --        (0.36)       (2.42)
                                                                     ------        -----        -----       ------       ------
CHANGE IN NET ASSET VALUE........................................      0.54         2.66        (3.84)       (4.55)       (4.69)
                                                                     ------       ------       ------       ------       ------
NET ASSET VALUE, END OF PERIOD...................................    $10.33       $ 9.79       $ 7.13       $10.97       $15.52
                                                                     ======       ======       ======       ======       ======
Total return.....................................................      5.44%       37.26%     (34.98)%     (27.36)%     (11.46)%
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands).........................   $76,039      $88,712      $71,464     $140,096     $203,517
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses............................................      1.08%        1.05%        1.00%        0.96%        0.92%
   Net investment income (loss)..................................     (0.21)%      (0.29)%      (0.41)%      (0.30)%      (0.32)%
Portfolio turnover...............................................       171%         101%         128%         162%         118%

(1) Computed using average shares outstanding.

                                       Phoenix-Seneca Strategic Theme Series  69

MORE ABOUT INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

    Information about each series' investment strategies and practices appears at the beginning of the prospectus. The information below describes additional investment strategies and practices that some or all of the series use, arranged in alphabetical order.

    Where all series may engage in the strategy, this is indicated next to the caption. Where a small number of series use the strategy, these series are identified. Where many but not all of the series use this strategy, you should refer to individual series descriptions to see if a particular series uses the strategy.

    Further descriptions of these investment strategies and practices can be found in the SAI.

CONVERTIBLE SECURITIES

    Some of the series may invest in convertible securities. A convertible security is a security that may be converted into or exchanged for common stock These securities are further described in "Description of Principal Risks" under the caption "Convertible Securities Investment Risk."

DERIVATIVES

    All of the series may, but need not, enter into derivative transactions (contracts whose value is derived from the value of an underlying asset, index, or rate), such as futures and options on securities, securities indexes, other financial instruments or currencies, options on these futures, forward contracts, and swaps, to hedge against the economic impact of adverse changes in the market value of portfolio securities, because of changes in securities market prices, interest rates or currencies. The series may also use derivatives as part of their overall investment technique to gain or lessen exposure to various securities, markets and currencies. Some of the series may also use derivative transactions for certain nonhedging purposes, such as seeking to enhance returns.

    Unless stated otherwise in the description of the series, each series engages in derivatives transactions primarily for hedging purposes.

    Each of the series may invest up to an aggregate of 5% of its total assets in exchange-traded or over-the-counter call and put options on securities, securities indexes and foreign currencies.

    With respect to each series, immediately after entering into a futures contract for the receipt or delivery of a security, the value of the securities called for by all of that series' futures contracts (both for receipts and delivery) will not exceed 10% of its total assets.

    The Phoenix-Goodwin Money Market Series will not invest in derivatives.

EMERGING MARKET INVESTING

    Some series may invest in emerging markets. Investments in less-developed countries whose markets are still emerging generally present risks in greater degree than those presented by investments in foreign issuers based in countries with developed securities markets and more advanced regulatory systems. Prior governmental approval may be required in some developing countries for the release of investment income, capital and sale proceeds to foreign investors, and some developing countries may limit the extent of foreign investment in domestic companies.

EQUITY EQUIVALENT INVESTMENTS

    The Phoenix-Northern Dow 30 Series and the Phoenix-Northern Nasdaq-100 Index(R) Series may invest in Equity Equivalents. Equity equivalents include stock index futures contracts and publicly traded index securities. Stock index futures contracts are agreements whereby two parties agree to take or make delivery of an amount of cash based on the value of an index on a specified future date. Investment in index futures contracts allows an investor to participate in the performance of the index without the costs of buying the stocks comprising the index. Equity Equivalents may be used for several purposes: (i) to simulate full investment in the underlying index while retaining a cash balance for fund management purposes; (ii) to facilitate trading; (iii) to reduce transaction costs; or (iv) to seek higher investment returns where an Equity Equivalent is priced more attractively than securities in the index.

ILLIQUID SECURITIES

    All of the series may invest up to 15% of their assets in illiquid securities. An illiquid investment is a security or other position that cannot be disposed of quickly in the normal course of business. For example, some securities are not registered under U.S. securities laws and cannot be sold to the U.S. public because of SEC regulations (these are known as "restricted securities"). Securities owned by the series that are not liquid may be difficult to sell because there may be no active markets for resale and fewer potential buyers. This can make illiquid investments more likely than other types of investments to lose value. In extreme cases it may be impossible to resell them and they can become almost worthless to the series.

    The Phoenix-Goodwin Money Market Series will not invest in illiquid securities.

INVESTMENTS IN EXCHANGE TRADED FUNDS AND OTHER INVESTMENT COMPANIES (ALL SERIES)

    Each of the series may invest in securities of other investment companies, including shares of closed-end investment companies, unit investment trusts, and open-end investment companies. Investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but may involve additional expenses at the investment company-level, such as portfolio management fees and operating expenses. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their net asset value. Others are continuously offered at net asset value, but may also be traded in the secondary market.

70  The Phoenix Edge Series Fund

    The Phoenix-Aberdeen International Series may invest in other investment companies to take advantage of investment opportunities in certain countries where the series otherwise would not be able to invest or where the size of a series investment in a particular country would be too small.

    Each of the series may also acquire exchange-traded funds or similar securities in order to achieve market or industry exposure pending direct investments in equity securities. Any exchange-traded fund is a pooled investment vehicle that invests in the securities of other issuers.

JUNK BONDS

    Many of the series may invest in high-yield, high-risk securities, which are often referred to as "junk-bonds." Junk bonds are securities rated below investment grade by the primary rating agencies such as Standard & Poor's and Moody's. These bonds are further described in "Description of Principal Risks" under the caption "Junk Bond Investment Risk."

LEVERAGING (BORROWING) (ALL SERIES)

    The advisor or subadvisor may borrow funds to make additional investments expecting that those investments will increase in value sufficient to cover borrowing costs and produce additional gain for the series. If those investments decrease in value or do not increase in value sufficient to cover borrowing costs, the series will suffer greater losses than would take place if no borrowing took place. In a declining market a series may have to sell securities under poor market conditions to maintain the required ratio of net assets to debt.

    When a series borrows money or otherwise leverages its portfolio, the value of an investment in that series will be more volatile and all other risks will tend to be compounded. If the series borrows money to make additional investments it must pay interest on the borrowed funds. The interest paid will decrease the series' net investment income.

MORTGAGE-BACKED SECURITIES

    Mortgage-backed securities represent interests in pools of mortgages. The mortgages that comprise a pool normally have similar interest rates, maturities and other terms. Mortgages may have fixed or adjustable interest rates. Interests in pools of adjustable rate mortgages are known as ARMs.

    Mortgage-backed securities come in a variety of forms. Many have extremely complicated terms. The simplest form of mortgage-backed securities are pass-though certificates. An issuer of pass-through certificates gathers monthly payments from an underlying pool of mortgages. Then, the issuer deducts its fees and expenses and passes the balance of the payments onto the certificate holders once a month. Holders of pass-through certificates receive a pro rata share of all payments and pre-payments from the underlying mortgages. As a result, the holders assume all the prepayment risks of the underlying mortgages.

REPURCHASE AGREEMENTS (ALL SERIES)

    All of the series may invest in repurchase agreements. A repurchase agreement is a transaction where a series buys a security from a seller and the seller agrees to buy that same security back at an agreed upon date and price. Repurchase Agreements are further described in "Description of Principal Risks" under the caption "Repurchase Agreement Investment Risk."

SECURITIES LENDING (ALL SERIES)

    The series may lend portfolio securities to brokers, dealers and financial institutions to increase investment return. When a series lends portfolio securities it runs the risk that the borrower will be unable or unwilling to return the securities and the agreed fee or premium, and the series can suffer losses. The value of the collateral taken as security for the securities loaned may decline in value or may be difficult to convert to cash in the event that the series must rely on the collateral to recover the value of its securities. In these circumstances the series will suffer losses.

TEMPORARY DEFENSIVE INVESTMENTS (ALL SERIES)

    In anticipation of or in response to adverse market conditions, for cash management purposes, or for defensive purposes, each series may temporarily hold all or a portion of its assets in cash (U.S. dollars, foreign currencies or multi-national currency units), money market instruments, shares of affiliated money market funds, or high-quality debt instruments. As a result, the series may not achieve its investment objectives.

WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS (ALL SERIES)

    Debt securities are often issued on a when-issued basis. The price (or yield) of such securities is fixed at the time a commitment to purchase is made, but delivery and payment for the when-issued securities take place at a later date. During the period between purchase and settlement, no payment is made by the series and no interest accrues to the series. The market value of the when-issued securities on the settlement date may be more or less than the purchase price payable at settlement date. Similarly, a series may commit to purchase a security at a future date at a price determined at the time of the commitment. The same procedures for when-issued securities will be followed.


DESCRIPTION OF PRINCIPAL RISKS
--------------------------------------------------------------------------------

    The principal risks applicable to each series are listed in the individual series' description at the beginning of the prospectus. The following is a description of each principal risk, listed in alphabetical order for easy reference. Please review the principal risks listed for each series at the beginning of the prospectus, and refer to the applicable descriptions below. Some of these risks apply to all of the series, as indicated. Other risks apply only to one or some of the series.

ASSET CLASS RISK (ALL SERIES)

    There is a possibility that the returns from the types of securities in which a series invests will underperform returns from the various general securities markets or different asset classes. Different types of securities tend to go through cycles

                                                The Phoenix Edge Series Fund  71
of outperformance and underperformance in comparison to the general securities markets or other asset classes.

CASH INVESTMENT RISK (ALL SERIES)

    When the advisor or subadvisor believes that market conditions are unfavorable for profitable investing, or is otherwise unable to locate attractive investment opportunities, the series' cash or similar investments may increase. In other words, the series may not always stay fully invested in stocks and bonds. When the series' investments in cash or similar investments increase, it may not participate in market advances or declines to the same extent that it would if the series remained more fully invested in stocks or bonds.

CONVERTIBLE SECURITIES INVESTMENT RISK

    Some of the series may invest in convertible securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the issuer at a predetermined time(s), price(s) or price formula(s). A convertible security entitles the owner to receive interest paid or accrued on a debt security or dividends paid on preferred stock until the security matures or is converted to common stock. Convertible securities have several unique investment characteristics, such as: (i) yields higher than common stocks but lower than comparable nonconvertible securities; (ii) typically less fluctuation in value than the "underlying" common stock, that is, the common stock that the investor receives if he or she converts; and (iii) the potential for capital appreciation if the market price of the underlying common stock increases.

    Convertible securities may be subject to redemption at the option of the issuer. If a security is called for redemption, the series may have to redeem the security, convert it into common stock or sell it to a third party at a price and time that is not beneficial for the series.

DERIVATIVE INVESTMENT RISK

    The series may use various instruments that derive their values from those of specific securities, indexes, currencies or other points of reference for both hedging and non-hedging purposes. Derivatives include, but are not limited to, futures, options, forward contracts, swaps, and structured notes. These derivatives, including those used to manage risk, are themselves subject to risks of the different markets in which they trade and, therefore, may not serve their intended purpose.

    These investments may not protect the series from losses, they may decrease overall return, and they could, in unusual circumstances, expose the series to losses that could be unlimited. A series' performance may be worse than if it did not make such investments.

    If the prices for derivatives and prices in the cash market do not correlate as expected or if expectations about interest rate, exchange rate or general market movements are incorrect, a series' returns may not be as high as they would be if it did not invest in these securities. There is also a risk that the market for reselling derivatives may be limited or nonexistent. A series could incur unlimited losses if it cannot liquidate its derivatives investments. Decisions about the nature and timing of derivative transactions may result in losses when other investors' decisions about the same derivatives result in gains. In addition, some derivatives are subject to the risk that the counterparty to such transaction may not perform as expected.

EQUITY SECURITIES INVESTMENT RISK

    In general, prices of equity securities are more volatile than those of fixed-income securities. The prices of equity securities will rise and fall in response to a number of different factors. In particular, equity securities will respond to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular issuers (news about the success or failure of a new product, for example).

    INITIAL PUBLIC OFFERINGS RISK. Some of the series may invest in Initial Public Offerings (IPOs), which typically have less available public information. Investment returns from IPOs may be highly volatile, may be subject to varying patterns of trading volume and these securities may, at times, be difficult to sell. In addition, from time to time, a series may purchase IPOs and then immediately sell them. This practice will increase portfolio turnover rates and may increase costs to the series, which may negatively affect series performance.

FIXED INCOME SECURITIES INVESTMENT RISK

    Some of the series may invest in fixed-income securities. The primary risks associated with investments in fixed-income securities include interest rate risk and credit risk.

    INTEREST RATE RISK The value of fixed-income securities will be directly affected by trends in interest rates. For example, in times of rising interest rates, the value of these type of securities tends to decrease. When interest rates fall, the value of these securities tends to rise. Interest rate changes have a greater effect on the price of fixed-income securities with longer durations and maturities.

    CREDIT RISK If the issuer of a portfolio security is unable or unwilling to make timely interest or other income payments to the series, the series' income available for distribution to shareholders and the series' yield may decrease. Credit risk for debt obligations generally increases as the credit rating declines. Thus, when the credit rating declines, there is an increased chance the issuer may not be able to make principal and interest payments on time.

FOREIGN INVESTMENT RISK

    Some of the series may invest in foreign securities. Foreign investments could be more difficult to sell than U.S. investments. They also may subject a series to risks different from investing in domestic securities. Investments in foreign securities involve difficulties in receiving or interpreting financial and economic information, possible imposition of taxes, higher brokerage and custodian fees, possible currency exchange controls or other government restrictions, including possible seizure or nationalization of foreign deposits or assets. Foreign securities may also be less liquid and more

72  The Phoenix Edge Series Fund
volatile than U.S. securities. There may also be difficulty in invoking legal protections across borders. In addition, investment in emerging-market countries presents risks in greater degree than those presented by investment in foreign issuers in countries with developed securities markets and more advanced regulatory systems.

    Some foreign securities are issued by companies organized outside the United States and are traded only or primarily in trading markets outside the United States. These foreign securities can be subject to most, if not all, of the risks of foreign investing. Some foreign securities are issued by companies organized outside the United States but are traded in U.S. securities markets and are denominated in U.S. dollars. For example, American Depositary Receipts and shares of some large foreign-based companies are traded on principal U.S. exchanges. Other securities are not traded in the United States but are denominated in U.S. dollars. These securities are not subject to all the risks of foreign investing. For example, foreign trading market or currency risks will not apply to dollar-denominated securities traded in U.S. securities markets.

EMERGING MARKET INVESTMENT RISK

    Some of the series may invest in companies located in emerging-market countries and regions. Investment in less-developed countries whose markets are still emerging generally presents risks in greater degree than those presented by investment in foreign issuers based in countries with developed securities markets and more advanced regulatory systems. Prior governmental approval of foreign investments may be required under certain circumstances in some developing countries, and the extent of foreign investment in domestic companies may be subject to limitation in other developing countries. The charters of individual companies in developing countries may impose limitations on foreign ownership to prevent, among other concerns, violation of foreign investment limitations.

    The economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been (and may continue to be) adversely affected by economic conditions in these countries.

FOREIGN CURRENCY RISK

    Some of the series may invest assets in securities denominated in foreign currencies. Changes in foreign exchange rates will affect the value of those securities denominated or quoted in currencies other than the U.S. dollar. The forces of supply and demand in the foreign exchange markets determine exchange rates and these forces are in turn affected by a range of economic, political, financial, governmental and other factors. Exchange rate fluctuations can affect the series' net asset value (share price) and dividends either positively or negatively depending upon whether foreign currencies are appreciating or depreciating in value relative to the U.S. dollar. Exchange rates fluctuate over both the short and long terms. In addition, when certain foreign countries experience economic difficulties, there is an increased risk that the foreign government may impose restrictions on the free exchange of its currency.

GOVERNMENT SECURITIES INVESTMENT RISK

    Obligations issued or guaranteed by the U.S. Government, its agencies, authorities and instrumentalities only guarantee or insure principal and interest will be timely paid to holders of the securities. The entities do not guarantee that the value of a series' shares will increase. In addition, not all U.S. Government securities are backed by the full faith and credit of the United States. These securities are also subject to interest rate risk. See "Fixed Income Securities Investment Risk".

GROWTH STOCK INVESTMENT RISK

    Some of the series invest in growth stocks. Because growth stocks typically make little or no dividend payments to shareholders, investment return is based on a stock's capital appreciation, making return more dependent on market increases and decreases. Growth stocks are therefore more volatile than non-growth stocks to market changes, tending to rise faster when markets rise and drop more sharply when markets fall.

INDEX INVESTMENT RISK

    If you invest in a series that attempts to track an index, you could lose money on your investment in the series, or the series could under-perform other investments, if the value of the index goes down. Unlike other funds that do not attempt to track an index, the series may not use certain techniques to reduce the risk of loss. For example, the series generally will not keep any significant portion of its assets in cash. As a result, the series may go down in value more than an actively managed fund in the event of a general market decline. In addition, because the series incurs fees expenses, such as brokerage commissions, whereas the index does not, the series' performance will tend to underperform the performance of the index.

INTEREST RATE RISK (FOR INCOME-PRODUCING EQUITY SECURITIES)

    Income producing equity securities may react like fixed-income securities to changes in interest rates. Thus, when interest rates rise, the prices of income-producing equity securities may fall. Conversely, a decrease in interest rates may cause these securities to increase in value.

INVESTMENT COMPANY INVESTMENT RISK

    The series may invest in other investment companies. Assets invested in other investment companies incur a layering of expenses including operating costs, advisory fees and administrative fees that you, as a shareholder in the series, indirectly bear.

JUNK BOND INVESTMENT RISK

    High-yield, high-risk securities (so-called "junk-bonds") are securities rated below investment grade by the primary rating agencies such as Standard & Poor's and Moody's.

                                                The Phoenix Edge Series Fund  73

Below-investment grade securities present a greater risk that the issuer will not be able to make interest or principal payments on time. If this happens, the series would lose income and could expect a decline in the market value of the securities. Issuers of high-yield securities may not be as strong financially as those issuing bonds with higher credit ratings, and are more vulnerable to real or perceived economic changes, political changes, or adverse developments specific to the issuer. Analysis of the creditworthiness of issuers of below investment grade securities may be more complex than for higher grade securities, making it more difficult to accurately predict risk. The junk-bond market can experience sudden and sharp price swings.

LARGER MARKET CAPITALIZATION RISK

    Companies with large capitalizations go in and out of favor based on market and economic conditions. Larger companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, a series' value may not rise as much as the value of series that emphasize companies with smaller market capitalizations.

MARKET RISK (ALL SERIES)

    The value of your shares is based on the market value of the series' investments. However, the value of the series' investments that support your share value can decrease as well as increase. If between the time you purchase shares and the time you sell shares the value of the series' investments decreases, you will lose money. If your financial circumstances are likely to require you to sell your shares at any particular time, rather than holding them indefinitely, you run the risk that your sale of shares will occur when share values have declined.

    The value of the series' investments can decrease for a number of reasons. For example, changing economic conditions may cause a decline in the value of many or most investments. Particular industries can face poor market conditions for their products or services so that companies engaged in those businesses do not perform as well as companies in other industries. Interest rate changes may improve prospects for certain types of businesses and they may worsen prospects for others. Share values also can decline if the specific companies selected for fund investment fail to perform as expected, regardless of general economic trends, industry trends, interest rates and other economic factors. When companies owned by the series encounter negative conditions they may be unable to continue to pay dividends or interest at expected levels.

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES INVESTMENT RISK

    Some of the series may invest in mortgage-backed and other asset-backed securities. It is difficult to predict cash flows from these securities. Payments of principal and interest on underlying mortgages may be allocated among classes in a variety of ways, and the inability to determine specific amounts and timing of prepayments of the underlying loans make it difficult to accurately predict cash flow. The variability of prepayments will tend to limit price gains when interest rates drop and exaggerate price declines when interest rates rise. In the event of high prepayments, the series may be required to invest these proceeds at a lower interest rate, causing the series to earn less than if the prepayments had not occurred. Generally, prepayments will increase during a period of falling interest rates.

NON-DIVERSIFICATION RISK

    A series that is "non-diversified" under the federal securities laws may invest in securities of a limited number of issuers. To the extent that the series is in fact not well diversified, it may be more vulnerable to adverse economic, political or regulatory developments affecting a single issuer than would be the case if it were more broadly diversified.

OVER-THE-COUNTER RISK

    Over-the-counter (OTC) transactions involve risks in addition to those associated with transactions in securities traded on exchanges. OTC-listed companies may have limited product lines, markets or financial resources. Many OTC stocks trade less frequently and in smaller volume than exchange-listed stocks. The values of these stocks may be more volatile than exchange-listed stocks, and the series may experience difficulty in buying and selling these stocks at prevailing market prices.

PORTFOLIO TURNOVER RISK

    A series may, consistent with its investment policies, purchase and sell securities without regard to the effect on portfolio turnover. High portfolio turnover (e.g. over 100%) involves correspondingly greater expenses to the series, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. The trading costs associated with portfolio turnover may adversely affect the series' performance. High portfolio turnover may also result in taxable short-term capital gains to shareholders which are taxable as ordinary income.

REIT INVESTMENT RISK

    Some series may invest in Real Estate Investment Trusts (REITs). REITs are pooled investment vehicles which invest primarily in income-producing real estate or real estate related loans. Generally, REITs can be classified as equity REITs, mortgage REITs or hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs also can realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Hybrid REITs combine the characteristics of both equity REITs and mortgage REITs.

    Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent on the quality of

74  The Phoenix Edge Series Fund
management skills, are not diversified, and are subject to the risks of financing projects.

    If a series invests in new or unseasoned REIT issuers, it may be difficult or impossible for the series to ascertain the value of the REIT's underlying assets, management capabilities and growth prospects. REITs whose underlying assets include long-term health care projects, such as nursing, retirement and assisted living homes may be affected by federal regulations concerning the health care industry.

    REITs (especially mortgage REITs) are subject to interest rate risks. When interest rates decline, the value of a REIT's investment in fixed rate obligations usually rises. Conversely, when interest rates rise, the value of a REIT's investment in fixed rate obligations can be expected to decline. On the other hand, since interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT's investment in such loans will gradually align themselves to current market interest rates. The value of such investments fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

    In addition, investing in REITs involves risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be more subject to abrupt or erratic price movements than larger capitalization stocks included in the S&P 500 Index.

REDUCED DIVERSIFICATION RISK

    Some of the series invest in securities of a limited number of companies, which makes them more sensitive to changes in the market value of a single issuer or industry in the series' portfolios. To the extent that a series is in fact not well diversified, it may be more vulnerable to adverse economic, political or regulatory developments affecting a single issuer than would be the case if it were more broadly diversified. The net asset value of the series may fluctuate substantially. The series may not be appropriate for short-term investors.

REPURCHASE AGREEMENT INVESTMENT RISK (ALL SERIES)

    The series may invest in repurchase agreements. A repurchase agreement is a transaction where the series buys a security from a seller and the seller agrees to buy that same security back at an agreed upon date and price. If a seller of a repurchase agreement defaults and does not repurchase the underlying securities, the series may incur a loss if the value of the underlying securities declines. Disposition costs may be incurred in connection with liquidating the underlying securities. If the seller enters into bankruptcy, the series may never receive the purchase price or it may be delayed or limited.

SECURITIES SELECTION RISK (ALL SERIES)

    There is the possibility that the specific securities held by the series will underperform other funds in the same asset class or benchmark that is representative of the general performance of the asset class because of the advisor's or subadvisor's choice of portfolio securities.

SMALLER MARKET CAPITALIZATION RISK

    Some of the series invest in companies with small and medium capitalizations, which make the series more volatile than funds that invest in companies with larger capitalizations. The smaller companies may be affected to a greater extent than larger companies by changes in general economic conditions and conditions in particular industries. Smaller companies also may be relatively new and not have the same operating history and "track record" as larger companies. This could make future performance of smaller companies more difficult to predict. Companies with small capitalization are often companies in industries that have recently emerged due to cultural, economic, regulatory or technological developments. Such developments can have a significant positive or negative effect on small capitalization companies and their stock performance. Given the limited operating history and rapidly changing fundamental prospects, investment returns from smaller capitalization companies can be highly volatile. Smaller companies may find their ability to raise capital impaired by their size or lack of operating history. Product lines are often less diversified and subject to competitive threats. Smaller capitalization stocks are subject to varying patterns of trading volume and may, at times, be difficult to sell.

SPECIAL SITUATIONS RISK

    The Phoenix-Engemann Capital Growth Series may invest in special situations. Special situations are created by developments, such as liquidations, reorganizations, technological breakthroughs and new management, that apply solely to a particular company. Special situations may involve greater risks than ordinary investment securities. The companies involved often are smaller, unseasoned companies and the securities may not perform as the subadvisor expects. Analysis of special situations is more complex than for ordinary investments, making it more difficult for the subadvisor to accurately predict risk and return.

THEME INVESTING RISK

    Theme investing is dependent upon the subadvisor's ability to anticipate emerging market trends, exploit such investment opportunities and to, thereafter, sell securities once the theme is saturated.

    There is no assurance that the themes selected will increase as the market increases.

    If a limited number of themes are selected for series investment, adverse economic, political or regulatory developments may have a greater adverse effect on the series than if the series invested in a larger number of themes.

    Themes not selected for investment may prove more profitable than themes selected for investment by the subadvisor.

UNRATED SECURITIES INVESTMENT RISK

    Some fixed-income securities may be unrated. Analysis of unrated securities is more complex, making it more difficult to accurately predict risk. Unrated securities may not have as

                                                The Phoenix Edge Series Fund  75
broad a market as rated securities, making them more difficult to sell. This could cause the security to lose value.

VALUE INVESTING RISK

    The value approach to investing involves the risk that the value of the security will not be recognized for an unexpectedly long period of time, and that the security is not undervalued but is appropriately priced due to fundamental problems not yet apparent.


MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

THE ADVISORS

    The Fund has retained four investment advisors to manage the investment programs of its series.

PHOENIX INVESTMENT COUNSEL, INC.

    Phoenix Investment Counsel, Inc. (PIC), is the investment advisor to the following series:


[diamond] Phoenix-Aberdeen International
[diamond] Phoenix-Engemann Capital Growth
[diamond] Phoenix-Engemann Small-Cap Growth
[diamond] Phoenix-Engemann Strategic Allocation
[diamond] Phoenix-Goodwin Money Market
[diamond] Phoenix-Goodwin Multi-Sector Fixed Income
[diamond] Phoenix-Goodwin Multi-Sector Short Term Bond
[diamond] Phoenix-Kayne Rising Dividends
[diamond] Phoenix-Kayne Small-Cap Quality Value
[diamond] Phoenix-Seneca Mid-Cap Growth
[diamond] Phoenix-Seneca Strategic Theme

    Pursuant to the Investment Advisory Agreements with these series and subject to the direction of the Fund's Board of Trustees, PIC is responsible for managing these series' investment programs in conformity with the stated policies of each series as described in this prospectus. PIC, with the approval of the Fund's Board of Trustees, may select and employ subadvisors to perform the day-to-day management of the series. The subadvisors, subject to the supervision of PIC, are responsible for deciding which securities to purchase and sell for their respective series and for placing those series' transactions. PIC monitors the subadvisors' investment programs and results and coordinates the investment activities of the subadvisors. PIC is responsible for the direct, day-to-day management of the following series:

[diamond] Phoenix-Goodwin Money Market
[diamond] Phoenix-Goodwin Multi-Sector Fixed Income
[diamond] Phoenix-Goodwin Multi-Sector Short Term Bond

    PIC has retained subadvisors to perform the day-to-day management for the other series.

    PIC has acted as an investment advisor for over sixty years. PIC acts as investment advisor and subadvisor for other mutual funds and to institutional clients. As of December 31, 2004, PIC had $21.8 billion in assets under management. PIC is located at 56 Prospect Street, Hartford, Connecticut 06115.

PHOENIX VARIABLE ADVISORS, INC.

    Phoenix Variable Advisors, Inc. (PVA), is the investment advisor to following series:

[diamond] Phoenix-AIM Growth
[diamond] Phoenix-Alger Small-Cap Growth
[diamond] Phoenix-Alliance/Bernstein Enhanced Index
[diamond] Phoenix-Lazard International Equity Select
[diamond] Phoenix-Northern Dow 30
[diamond] Phoenix-Northern Nasdaq-100 Index(R)
[diamond] Phoenix-Sanford Bernstein Mid-Cap Value
[diamond] Phoenix-Sanford Bernstein Small-Cap Value

    Pursuant to the Investment Advisory Agreements with each series and subject to the direction of the Fund's Board of Trustees, PVA is responsible for managing these series' investment programs in conformity with the stated policies of each series as described in this prospectus. PVA, with the approval of the Fund's Board of Trustees, has selected and employed unaffiliated subadvisors to perform the day-to-day management of the series. The subadvisors, subject to the supervision of PVA, are responsible for deciding which securities to purchase and sell for their respective series and for placing those series' transactions.

    PVA serves as a manager of managers of these subadvisors. In this capacity, PVA (i) sets the series' overall investment strategies; (ii) evaluates, selects, and recommends to the Board subadvisors needed to manage all or part of the assets within the series; (iii) monitors and evaluates the subadvisors' investment programs and results as well as the performance of subadvisors relative to the applicable benchmark indexes; and (iv) reviews the series' compliance with their investment objectives, policies and restrictions.

    The Fund and PVA have received an exemptive order from the SEC granting exemptions from certain provisions of the Investment Company Act of 1940, as amended, pursuant to which PVA will, subject to supervision and approval of the Fund's Board of Trustees, be permitted to enter into and materially amend subadvisory agreements without such agreements being approved by the shareholders of the applicable accounts of the Fund. The Fund and PVA will therefore have the right to hire, terminate, or replace subadvisors without shareholder approval, including, without limitation, the replacement or reinstatement of any subadvisor with respect to which a subadvisory agreement has automatically terminated as a result of an assignment. PVA will continue to have the ultimate responsibility to oversee the subadvisors and recommend their hiring, termination, and replacement.

    PVA began operations as an investment advisor in 1999, the same year it began serving as an investment advisor to the Fund. PVA was established to serve as manager of managers for those series of the Fund with unaffiliated subadvisors. This remains PVA's sole business activity. As of December 31, 2004, PVA had $683 million in assets under management. PVA is located at One American Row, Hartford, Connecticut 06102-5056.

DUFF & PHELPS INVESTMENT MANAGEMENT CO.

    Duff & Phelps Investment Management Co. (DPIM) is the investment advisor to the Phoenix-Duff & Phelps Real Estate Securities Series. Pursuant to the Investment Advisory Agreement with the series and subject to the direction of the

76  The Phoenix Edge Series Fund

Fund's Board of Trustees, DPIM is responsible for managing the series' investment program and the day-to-day management of the series' portfolio. DPIM manages the series' assets to conform with the investment policies as described in this prospectus.

    PNX provides investment management and related services to institutional investors, corporations and individuals through operating subsidiaries. DPIM also serves as investment advisor for other funds. DPIM had approximately $5.9 billion in assets under management as of December 31, 2004. DPIM is located at 55 East Monroe Street, Suite 3600, Chicago, Illinois 60603.

ENGEMANN ASSET MANAGEMENT

    Engemann Asset Management (Engemann), is the advisor to the Phoenix-Engemann Growth and Income Series and the Phoenix-Engemann Value Equity Series. Pursuant to the Investment Advisory Agreement with the series and subject to the direction of the Fund's Board of Trustees, Engemann is responsible for managing the series' investment program and the day-to-day management of the series' portfolio. Engemann manages the series' assets to conform with the investment policies as described in this prospectus.

    Engemann has been engaged in the investment management business since 1969, and provides investment counseling services to retirement plans, colleges, corporations, trusts and individuals. Engemann also serves as investment advisor to the Phoenix-Engemann Funds. As of December 31, 2004, Engemann had approximately $3.8 billion in assets under management. Engemann's principal place of business is located at 600 North Rosemead Blvd., Pasadena, California 91107-2101.

LEGAL PROCEEDINGS ABOUT COMPANY SUBSIDIARIES

    Federal and state regulatory authorities from time to time make inquiries and conduct examinations regarding compliance by the company and its subsidiaries with securities and other laws and regulations affecting their registered products. The company endeavors to respond to such inquiries in an appropriate way and to take corrective action if warranted. Recently, there has been a significant increase in federal and state regulatory activity relating to financial services companies, with a number of recent regulatory inquiries focusing on late-trading, market timing and valuation issues. Our products entitle us to impose restrictions on transfers between separate account sub-accounts associated with our variable products.

    The Boston District Office of the SEC recently completed a compliance examination of certain of the company's affiliates that are registered under the Investment Company Act of 1940 or the Investment Advisers Act of 1940. Following the examination, the staff of the Boston District Office issued a deficient letter primarily focused on perceived weaknesses in procedures for monitoring trading to prevent market timing activity. The staff requested the company to conduct an analysis as to whether shareholders, policyholders and contract holders who invested in the funds that may have been affected by undetected market timing activity had suffered harm and to advise the staff whether the company believes reimbursement is necessary or appropriate under the circumstances. A third party has been retained to assist the company in preparing the analysis. Until this analysis is completed, whether any of these affiliates of The Phoenix Companies, Inc. would be required to make any reimbursement payments and if so the amount thereof cannot be determined.

    A number of companies have recently announced settlements of enforcement actions with various regulatory agencies, primarily the SEC and the New York Attorney General's Office. While no such action has been initiated against us, it is possible that one or more regulatory agencies may pursue this type of action against us in the future.

THE SUBADVISORS

    The advisors have retained the following subadvisors to perform the day-to-day management of their respective series. The subadvisors, subject to the supervision of the advisors, are generally responsible for deciding which securities to purchase and sell for their respective series, placing those series' transactions, and providing related advisory services.

ABERDEEN ASSET MANAGEMENT INC.

    Aberdeen Asset Management Inc. (Aberdeen), is the subadvisor to the Phoenix-Aberdeen International Series. Aberdeen is a subadvisor to other funds. Aberdeen is a wholly owned subsidiary of Aberdeen Asset Management PLC which was founded in 1983 and through subsidiaries operating from offices in Aberdeen, Scotland; London, England; Singapore; and Fort Lauderdale, Florida, provides investment management services to unit and investment trusts, segregated pension funds and other institutional and private portfolios. As of December 31, 2004, Aberdeen Asset Management PLC, and its advisory subsidiaries, had approximately $45.9 billion in assets under management. Aberdeen Asset Management PLC's principal offices are located at One Bow Churchyard, Cheapside, London EC4M 9HH. Aberdeen is located at 300 S.E. 2nd Street, Suite 820, Fort Lauderdale, Florida 33301.

A I M CAPITAL MANAGEMENT, INC.

    A I M Capital Management, Inc. (AIM), is the subadvisor to the Phoenix-AIM Growth Series. AIM is an indirect, wholly owned subsidiary of A I M Management Group Inc. A I M Management Group Inc. advises over 200 mutual funds and separate accounts with a total of approximately $138 billion in assets as of December 31, 2004. AIM's principal offices are located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046.

ALLIANCE CAPITAL MANAGEMENT L.P.

    Alliance Capital Management L.P. (Alliance) serves as subadvisor for the Phoenix-Alliance/Bernstein Enhanced Index Series. Alliance, through its Bernstein Investment Research and Management Unit (Bernstein), serves as the subadvisor to the Phoenix-Sanford Bernstein Mid-Cap Value Series, and the Phoenix-Sanford Bernstein Small-Cap Value Series. Alliance is a leading investment advisor supervising client accounts with assets as of December 31, 2004 totaling approximately $539 billion. Bernstein services the former investment research and management business of Sanford C. Bernstein & Co., Inc., a


                                                The Phoenix Edge Series Fund  77
registered investment advisor and broker/dealer acquired by Alliance in October 2000, that managed value-oriented investment portfolios since 1967. Alliance is located at 1345 Avenue of the Americas, New York, New York 10105.

Material Litigation and Regulatory Matters

    All aspects of Alliance Capital Management L.P.'s ("Alliance", "we", or "us") business are subject to various federal and state laws and regulations, and to laws in foreign countries in which our subsidiaries conduct business. Accordingly, from time to time, regulators contact us seeking information concerning our business activities. At any given time, we are also a party to civil lawsuits.

    Please see below for details on current material litigation against us and material regulatory matters involving us:

Pending Litigation

1. Revenue Sharing-related matters. On June 22, 2004, a purported class action complaint styled Aucoin, et al. v. Alliance Capital Management L.P., et al. was filed against Alliance and other defendants, including AllianceBernstein Investment Research and Management, Inc. ("ABIRM") and certain current and former directors of the AllianceBernstein Funds. The Aucoin complaint names the AllianceBernstein Funds as nominal defendants. The complaint was filed in the federal court in New York by an alleged shareholder of the AllianceBernstein Growth & Income Fund. The complaint alleges, among other things, (i) that certain of the defendants improperly authorized the payment of excessive commissions and other fees from AllianceBernstein Fund assets to broker-dealers in exchange for preferential marketing services, (ii) that certain of the defendants misrepresented and omitted from registration statements and other reports material facts concerning such payments, and (iii) that certain defendants caused such conduct as control persons of other defendants. Plaintiff seeks unspecified actual and punitive damages, asserting claims for violation of Sections 34(b), 36(b) and 48(a) of the Investment Company Act of 1940 ("Investment Company Act"), Sections 206 and 215 of the Investment Advisers Act of 1940 ("Investment Advisers Act"), breach of common law fiduciary duties, and aiding and abetting breaches of common law fiduciary duties. Plaintiff also seeks rescission of their contracts with Alliance Capital, including recovery of all fees paid to Alliance Capital pursuant to such contracts, an accounting of all AllianceBernstein Fund-related fees, commissions and soft dollar payments, and restitution of all unlawfully or discriminatorily obtained fees and expenses.

    Since June 22, 2004, additional lawsuits making factual allegations substantially similar to those in the Aucoin complaint have been filed against Alliance Capital and certain other defendants, and others may be filed. We believe that the allegations in all of the foregoing lawsuits are without merit and intend to vigorously defend against them.

2. Alliance Premier Growth Fund Litigation. In September 2002, a complaint ("Jaffe") was filed in federal court in New York alleging that Alliance Capital breached its fiduciary duties to the AllianceBernstein Large Cap Growth Fund (formerly known as AllianceBernstein Premier Growth Fund, "LCG Fund") by causing it to invest in Enron Corporation ("Enron") shares and that the agreements between Alliance and LCG Fund violated the Investment Company Act because all of the directors of the Fund should be deemed to be "interested." Plaintiff in Jaffe claims that certain of the investment advisory fees paid to Alliance by LCG Fund should be returned as a means of recovering for the Fund the losses plaintiffs allege were caused by the alleged breach of loyalty. The court has granted Alliance's motion to transfer the Jaffe case to federal court in New Jersey. Alliance believes these allegations are without merit and intends to vigorously defend against these allegations. In December 2002, a complaint ("Goggins") was filed in federal court in New York alleging that LCG Fund's registration statement and prospectus were materially misleading in describing the objectives and strategies of the Fund in violation to its investments in Enron Shares. Plaintiffs in Goggins seek an unspecified amount of compensatory damages. The court has granted Alliance's motion to transfer the Goggins case to federal court in New Jersey. On February 9, 2004, the court granted with prejudice Alliance's motion to dismiss the Benak complaint, and plaintiffs have not filed a notice of appeal. On January 23, 2004, Alliance moved to dismiss the Goggins and Jaffe complaints. On December 10, 2004, the court granted Alliance's motion to dismiss the Goggins complaint. On January 5, 2005, plaintiff appealed the court's decision. Alliance and the other defendants in these actions believe that the allegations are without merit and intend to vigorously defend against them.

3. The Florida State Board of Administration. In May 2002, The Florida State Board of Administration ("SBA") filed a complaint against Alliance in Florida state court claiming that Alliance breached the investment management contract, was negligent and violated the Florida Securities and Investor Protection Act in connection with purchases and sales of Enron shares for the SBA account. In its initial complaint, the SBA sought in excess of $300 million in compensatory damages and an unspecified amount of punitive damages. On November 17, 2003, the court granted the SBA's motion for leave to file an amended complaint ("Amended Complaint"), in which the SBA alleges that Alliance breached its contract with the SBA by investing in or continuing to hold stocks for the SBA's investment portfolio that were not "1-rated," the highest rating that Alliance's research analysts could assign. The Amended Complaint also added claims for negligent supervision and common law fraud. During the third quarter of 2004, the SBA asserted in discovery that its Enron-related and 1-rated stock-related damages (including statutory interest) are approximately $2.9 billion. In November 2004, each party moved for partial summary judgment. On January 14, 2005, the court granted, in part, our motion. The trial commenced on March 8, 2005 and is expected to continue for approximately six weeks. We believe that the SBA's allegations are without merit and intend to vigorously defend against them.

    On April 17, 2005, Alliance Capital Management L.P. ("Alliance Capital") and the Florida State Board of Administration ("SBA") entered into an Agreement Regarding Litigation pursuant to which, among other things, a jury

78  The Phoenix Edge Series Fund
verdict in favor of Alliance Capital on all claims would prevent both parties from seeking to retry or appeal the case and from seeking costs or attorneys' fees, and would prevent Alliance Capital from seeking to recover its claim for unpaid investment management fees. On April 18, 2005, the jury found in favor of Alliance Capital on all claims.

4. Illinois Class Action Complaint. On October 1, 2003, a class action complaint was filed in Illinois state court against Alliance by an alleged shareholder in LCG Fund. The complaint alleges that Alliance breached unidentified provisions of LCG Fund's prospectus and subscription and confirmation agreements that allegedly required that every security bought for LCG Fund portfolio to be "1-rated" by Alliance analysts. The complaint seeks a rescission remedy as well as unspecified damages. On November 25, 2003, Alliance removed the complaint to federal district court in Illinois. On February 25, 2004, that court granted a motion by plaintiff and remanded the action to Illinois state court. In June 2004, plaintiffs amended the complaint, adding a new plaintiff and seeking to allege claims on behalf of a class of all investors holding an interest in any portfolio managed by Alliance's Large Cap Growth Team. The amended complaint alleges that Alliance breached a contract consisting principally of Alliance marketing materials that allegedly required the Team to purchase only "1-rated" stocks for the Large Cap Growth portfolios. Alliance has removed the amended complaint to federal court in Illinois, and plaintiffs moved to remand it to state court. On August 30, 2004, the federal court remanded the amended complaint to state court in Illinois. Alliance has filed a notice of appeal. Alliance and the other defendants in this action believe that the allegations are without merit and intend to vigorously defend against them.

5. Market Timing-related matters. On October 2, 2003, a complaint ("Hindo") was filed in federal court in New York alleging that Alliance and numerous other defendants entered into agreements under which certain parties were permitted to engage in "late trading" and "market timing" transactions in certain Alliance-sponsored mutual funds in violation of the Securities Act of 1933 ("Securities Act"), the Securities Exchange Act of 1934 ("Exchange Act") and the Investment Advisers Act. Hindo further alleges that the prospectuses for certain of these funds were false and misleading. Since October 3, 2003, numerous additional lawsuits making factual allegations generally similar to those in Hindo have been filed in federal and state court and Alliance believes that others may be filed. Certain of these lawsuits allege claims under the Securities Act and Exchange Act, as well as claims under the Investment Company Act, the Employee Retirement Income Security Act of 1974 and common law. All of these lawsuits seek an unspecified amount of compensatory damages. We intend to vigorously defend against them.

6. Enron Shareholder Litigation. On April 8, 2002, in In re Enron Corporation Securities Litigation, a consolidated complaint ("Enron Complaint") was filed in the United States District Court for the Southern District of Texas, Houston Division, against numerous defendants, including Alliance. The principal allegations of the Enron Complaint, as they pertain to Alliance, are that Alliance violated Sections 11 and 15 of the Securities Act with respect to a registration statement filed by Enron and effective with the SEC on July 18, 2001, which was used to sell $1.9 billion Enron Zero Coupon Convertible Notes due 2021. Plaintiffs allege that the registration statement was materially misleading and that Frank Savage, who was at that time an employee of Alliance and a director of Alliance Capital Management Corporation (Alliance's general partner, "ACMC"), signed the registration statement at issue. Plaintiffs further allege that Alliance was a controlling person of Frank Savage. Plaintiffs therefore assert that Alliance is itself liable for the allegedly misleading registration statement. Plaintiffs seek rescission or a rescissionary measure of damages. On June 3, 2002, Alliance moved to dismiss the Enron Complaint as the allegations therein pertain to it. On March 12, 2003, that motion was denied. A First Amended Consolidated Complaint ("Enron Amended Consolidated Complaint"), with substantially similar allegations as to Alliance, was filed on May 14, 2003. Alliance Capital filed its answer on June 13, 2003. On May 28, 2003, plaintiffs filed an Amended Motion for Class Certification. On October 23, 2003, following the completion of class discovery, Alliance filed its opposition to class certification. That motion is pending. The case is currently in discovery. We believe that plaintiffs' allegations in the Enron Amended Consolidated Complaint as to us are without merit and intend to vigorously defend against these allegations.

7. Proof of Claim-related matters. On January 12, 2005, a purported class action complaint entitled Charles Davidson and Bernard Samson, et al. v. Bruce W. Calvert, et al. ("Davidson Complaint") was filed against Alliance, ABIRM, various current and former directors of ACMC, and unnamed Doe defendants in the United States District Court for the Southern District of New York by alleged shareholders of AllianceBernstein Funds. The Davidson Complaint alleges that Alliance, as investment adviser to the AllianceBernstein Funds, and the other defendants breached their fiduciary duties arising under Sections 36(a), 36(b) and 47(b) of the Investment Company Act by failing to ensure that the AllianceBernstein Funds participated in certain securities class action settlements for which the Funds were eligible. Plaintiffs seek an unspecified amount of compensatory damages and punitive damages, and forfeiture of all commissions and fees paid to the defendants. Two additional lawsuits making factual allegations substantially similar to those in the Davidson Complaint were filed against Alliance and certain defendants not affiliated with Alliance, and others may be filed. One of the lawsuits was brought as a class action in the United States District Court for the District of Massachusetts on behalf of alleged shareholders of the Mass Mutual family of funds. The other lawsuit was brought as a class action in the United States District Court for the Eastern District of Pennsylvania on behalf of alleged shareholders of the Vanguard family of funds. We believe that plaintiff's allegations in the Davidson Complaint and the similar complaints are without merit and intend to vigorously defend against these allegations.

                                                The Phoenix Edge Series Fund  79

Pending Regulatory Matters

1. On December 18, 2003, we settled with the U.S. Securities and Exchange Commission ("SEC") and the Office of the New York State Attorney General ("NYAG") regarding their investigations into trading practices in certain of our sponsored mutual funds. Our agreement with the SEC was reflected in an Order of the Commission ("SEC Order") dated December 18, 2003 (amended and restated January 15, 2004), while our final agreement with the NYAG was entered into on September 1, 2004.

    We have taken a number of important initiatives to resolve these matters.
Specifically: (i) we established a $250 million restitution fund to compensate fund shareholders for the adverse effects of market timing; (ii) we reduced by 20% (on a weighted average basis) the advisory fees on U.S. long-term open-end retail mutual funds (resulting in an approximate $70 million reduction in 2004 advisory fees); (iii) we appointed a new management team and specifically charged it with responsibility for ensuring that we maintain a fiduciary culture in our Retail Services; (iv) we revised our code of ethics to better align the interests of our employees with those of our clients; (v) we formed two new committees composed of executive management to oversee and resolve code of ethics and compliance-related issues; (vi) we instituted a substantially strengthened policy designed to detect and block market timing and material short duration trading; (vii) we created an ombudsman office, where employees can voice concerns about work-related issues on a confidential basis; (viii) we initiated firm-wide compliance and ethics training programs; and (ix) beginning in 2005, and biannually thereafter, we will have an independent third party perform a comprehensive compliance review.

    We retained an Independent Compliance Consultant ("ICC") to conduct a comprehensive review of supervisory, compliance and other policies designed to detect and prevent conflicts of interest, breaches of fiduciary duty and violations of law. The ICC has completed its review, and submitted its report to the SEC in December 2004. We have implemented a number of the ICC's recommendations and intend to implement all recommendations by the end of 2005.

    With the approval of the independent directors of the AllianceBernstein Fund Boards and the staff of the SEC, we retained an Independent Distribution Consultant ("IDC") to develop a plan for the distribution of the $250 million restitution fund. To the extent it is determined that the harm to mutual fund shareholders caused by market timing exceeds $200 million, we will be required to contribute additional monies to the restitution fund. The IDC will submit the plan to the SEC and us for approval. After the SEC and our management approve the distribution plan, it will be published and the public will be afforded an opportunity to comment. After the comment period has ended, the SEC will issue an order approving the final plan. The timing of the distribution will be determined by the SEC and we expect this to occur sometime in 2005.

    On February 10, 2004, we received (i) a subpoena duces tecum from the Office of the Attorney General of the State of West Virginia and (ii) a request for information from the Office of the State Auditor, Securities Commission, for the State of West Virginia (together, the "Information Requests"). Both Information Requests require us to produce documents concerning, among other things, any market timing or late trading in our sponsored mutual funds. We responded to the Information Requests and are cooperating fully with the investigation.

    Alliance recorded charges totaling $330 million during the second half of 2003 in connection with establishing the $250 million restitution fund and certain other matters. We paid $296 million (including $250 million to the restitution fund) during 2004 and have cumulatively paid $302 million related to these matters. However, we cannot determine at this time the eventual outcome, timing or impact of these matters. Accordingly, it is possible that additional charges in the future may be required, the timing and impact of which we cannot determine at this time.

2. Alliance and approximately twelve other investment management firms were mentioned publicly in connection with the settlement by the SEC of charges that Morgan Stanley violated federal securities laws relating to its receipt of compensation for selling specific mutual funds and the disclosure of such compensation. The SEC has indicated publicly that, among other things, it is considering enforcement action in connection with mutual funds' disclosure of such arrangements and in connection with the practice of considering mutual fund sales in the direction of brokerage commissions from fund portfolio transactions. The SEC has issued subpoenas, and the NASD has issued requests for information, to us in connection with this matter and we have provided documents and other information to the SEC and the NASD and are cooperating fully with their investigations. On March 11, 2005, discussions commenced with the NASD that management believes will conclude these investigations. Accordingly, Alliance recorded a $5 million charge against 2004 earnings.

    A discussion of material litigation and regulatory matters also is contained in our Form 10-K for the year ended December 31, 2004, as filed March 15, 2005.

ENGEMANN ASSET MANAGEMENT

    Engemann Asset Management (Engemann), is the subadvisor to the Phoenix-Engemann Capital Growth Series, the Phoenix-Engemann Small-Cap Growth Series and the equity portion of the Phoenix-Engemann Strategic Allocation Series. Engemann has been engaged in the investment management business since 1969, and provides investment counseling services to retirement plans, colleges, corporations, trusts and individuals. Engemann also serves as investment advisor to the Phoenix-Engemann Funds. As of December 31, 2004, Engemann had approximately $3.8 billion in assets under management. Engemann's principal place of business is located at 600 North Rosemead Blvd., Pasadena, California 91107-2101.

80  The Phoenix Edge Series Fund

FRED ALGER MANAGEMENT, INC.

    Fred Alger Management, Inc. (Alger), is the subadvisor to the Phoenix-Alger Small-Cap Growth Series. Alger advises over 143 mutual funds and other accounts with a total of approximately $9.72 billion in assets as of December 31, 2004. Alger's principal offices are located at 111 Fifth Avenue, New York, New York 10003.

Legal Proceeding

    As disclosed in the updated February 18, 2005 prospectus of The Alger Funds and The Alger Institutional Funds, Alger Management has been responding to inquiries, document requests and/or subpoenas from regulatory authorities, including the United States Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General, and the Attorney General of New Jersey, in connection with their investigation of practices in the mutual fund industry identified as "market timing" and "late trading." Alger Management has assured the Board of the Alger funds that if it be determined that improper trading practices in the Alger funds detrimentally affected their performance, Alger Management will make appropriate restitution.

    Certain civil actions have developed out of the regulatory investigations. Several purported class actions and shareholder derivative suits have been filed against various parties; including, depending on the lawsuit, Alger Management, certain of the mutual funds managed by Alger Management (the "Alger Mutual Funds"), and certain current and former Alger Mutual Fund trustees and officers, alleging wrongful market-timing and late-trading activities. These cases have been transferred to the U.S. District Court of Maryland by the Judicial Panel on Multidistrict Litigation for consolidated pre-trial proceedings. On September 29, 2004, consolidated amended complaints involving these cases - a Consolidated Amended Fund Derivative Complaint (the "Derivative Complaint") and two substantially identical Consolidated Amended Class Action Complaints (together, the "Class Action Complaint") - were filed in the Maryland federal district court under the caption number 1:04-MD-15863 (JFM).

    The Derivative Complaint, brought on behalf of the Alger Mutual Funds and Castle Convertible Fund, Inc., a registered closed-end fund managed by Alger Management, alleges (i) violations, by Alger Management and, depending on the specific offense alleged, by its immediate parent the Distributor (Fred Alger & Company, Incorporated) and/or the fund trustee defendants, of Sections 36(a), 36(b), 47, and 48 of the Investment Company Act of 1940 and of Sections 206 and 215 of the Investment Advisers Act of 1940, breach of fiduciary duty, and breach of contract, (ii) various offenses by other, unrelated, third-party defendants, and (iii) unjust enrichment by all the named defendants, all by virtue of the alleged wrongful market-timing and late-trading activities. The complaint seeks, among other things, removal of the trustee defendants and of Alger Management, certain rescissory relief, disgorgement of management fees and allegedly unlawful profits, compensatory and punitive monetary damages, and plaintiffs' fees and expenses (including attorney and expert fees). The Class Action Complaint names the Alger-related defendants named in the Derivative Complaint as well as certain defendants not named in the Derivative Complaint, including certain entities affiliated with Alger Management, certain Alger Mutual Funds, including the Trust, and certain additional former trustees and a former officer of the defendant Alger Mutual Funds. It alleges, on the basis of factual allegations similar to those of the Derivative Complaint with respect to the Alger defendants, (i) offenses by the Alger defendants similar to those alleged in the Derivative Complaint, (ii) violations, by Alger Management, the Distributor, their affiliates, the funds named as defendants, and the current and former fund trustees and officers, of Sections 11, 12(a)(2) and 15 of the Securities Act of 1933, Sections 10(b) (and Rule 10b-5 thereunder) and 20(a) of the Securities Exchange Act of 1934, and Section 34(b) of the Investment Company Act of 1940, (iii) breach of contract by the funds named as defendants, and (iv) unjust enrichment by all of the named defendants. It seeks relief similar to that sought in the Derivative Complaint.

    Alger Management does not believe that the foregoing lawsuits will materially affect its ability to perform its management contracts with any of the funds that it manages, and the management of the Alger Mutual Funds believes that the Alger Mutual Funds will not be materially adversely affected by the pending lawsuits.

KAYNE ANDERSON RUDNICK INVESTMENT MANAGEMENT, LLC

    Kayne Anderson Rudnick Investment Management, LLC (Kayne) is the subadvisor to the Phoenix-Kayne Rising Dividends and Phoenix-Kayne Small-Cap Quality Value Series. Kayne has been engaged in the investment management business since 1984 and provides investment services to retirement plans, corporations, foundations, endowments, insurance companies, and the accounts of other institutional and private investors. As of December 31, 2004, Kayne had approximately $10.3 billion in assets under management. Kayne's principal place of business is located at 1800 Avenue of the Stars, Second Floor, Los Angeles, California 90067.

LAZARD ASSET MANAGEMENT LLC

    Lazard Asset Management LLC (Lazard) is the subadvisor to the Phoenix-Lazard International Equity Select Series. Lazard manages investments for corporations, endowments, public and private pension funds, individuals, and mutual funds, with $76.5 billion in assets under management as of December 31, 2004. Lazard is located at 30 Rockefeller Plaza, New York, NY 10112.

NORTHERN TRUST INVESTMENTS, N.A.

    Northern Trust Investments, N.A. (Northern) an indirect subsidiary of Northern Trust Corporation, serves as subadvisor to the Phoenix-Northern Dow 30 and Phoenix-Northern Nasdaq-100 Index(R) Series. Northern's principal place of business is located at 50 South LaSalle Street, Chicago, Illinois 60675. As of December 31, 2004, Northern had approximately $274 billion in assets under management. Northern Trust Corporation, through its subsidiaries, had approximately $478.6 billion in assets under discretionary management. Northern Trust Corporation has been engaged in

                                                The Phoenix Edge Series Fund  81
the investment management business since 1889, specializing in personal wealth and institutional money management.

SENECA CAPITAL MANAGEMENT LLC

    Seneca Capital Management LLC (Seneca) is the subadvisor to the Phoenix-Seneca Mid-Cap Growth Series and the Phoenix-Seneca Strategic Theme Series. Seneca (including its predecessor, GMG/Seneca Capital Management LP) has been an investment advisor since 1989, managing equity and fixed-income securities portfolios primarily for institutions and individuals. As of December 31, 2004, Seneca had approximately $12.4 billion in assets under management. Seneca's principal offices are located at 909 Montgomery St., San Francisco, California 94133.

FEES AND EXPENSES PAID BY THE FUND

    For the fiscal year ended December 31, 2004, the Fund, on behalf of each series that has operated for a full fiscal year, paid the advisors an aggregate fee for the investment advisory services performed at an annual percentage of the average daily net assets of the respective series as indicated in the tables below. Those series that have not operated for a full fiscal year are indicated with an asterisk, and reflect the fee rate in the advisory agreement.

---------------------------------------------------------------
               PHOENIX INVESTMENT COUNSEL, INC.
---------------------------------------------------------------
                       SERIES                       ANNUAL RATE
---------------------------------------------------------------
 Phoenix-Aberdeen International                      0.75%
---------------------------------------------------------------
 Phoenix-Engemann Capital Growth                     0.66%
---------------------------------------------------------------
 Phoenix-Engemann Small-Cap Growth                   0.90%
---------------------------------------------------------------
 Phoenix-Engemann Strategic Allocation               0.58%
---------------------------------------------------------------
 Phoenix-Goodwin Money Market                        0.40%
---------------------------------------------------------------
 Phoenix-Goodwin Multi-Sector Fixed Income           0.50%
---------------------------------------------------------------
 Phoenix-Goodwin Multi-Sector Short Term Bond        0.50%
---------------------------------------------------------------
 Phoenix-Kayne Rising Dividends                      0.70%
---------------------------------------------------------------
 Phoenix-Kayne Small-Cap Quality Value               0.90%
---------------------------------------------------------------
 Phoenix-Seneca Mid-Cap Growth                       0.80%
---------------------------------------------------------------
 Phoenix-Seneca Strategic Theme                      0.75%
---------------------------------------------------------------

---------------------------------------------------------------
                PHOENIX VARIABLE ADVISORS, INC.
---------------------------------------------------------------
                      SERIES                        ANNUAL FEE
---------------------------------------------------------------
 Phoenix-AIM Growth                                  0.75%
---------------------------------------------------------------
 Phoenix-Alger Small-Cap Growth                      0.85%
---------------------------------------------------------------
 Phoenix-Alliance/Bernstein Enhanced Index           0.45%
---------------------------------------------------------------
 Phoenix-Lazard International Equity Select          0.90%
---------------------------------------------------------------
 Phoenix-Northern Dow 30                             0.35%
---------------------------------------------------------------
 Phoenix-Northern Nasdaq-100 Index(R)                0.35%
---------------------------------------------------------------
 Phoenix-Sanford Bernstein Mid-Cap Value             1.05%
---------------------------------------------------------------
 Phoenix-Sanford Bernstein Small-Cap Value           1.05%
----------------------------------------------------------------

---------------------------------------------------------------
           DUFF & PHELPS INVESTMENT MANAGEMENT CO.
---------------------------------------------------------------
                      SERIES                        ANNUAL FEE
---------------------------------------------------------------
Phoenix-Duff & Phelps Real Estate Securities             0.75%
---------------------------------------------------------------

---------------------------------------------------------------
                  ENGEMANN ASSET MANAGEMENT
---------------------------------------------------------------
                      SERIES                        ANNUAL FEE
---------------------------------------------------------------
Phoenix-Engemann Growth and Income                       0.70%
---------------------------------------------------------------
Phoenix-Engemann Value Equity                            0.70%
---------------------------------------------------------------

    From these fees, the advisors, not the Fund, pay the subadvisors for management services they provide to the respective series. (Please see the SAI for the breakdown of the subadvisory fees.)

MORE ABOUT THE FUND
--------------------------------------------------------------------------------

ORGANIZATION OF THE FUND

    The Fund was organized as a Massachusetts business trust on February 18, 1986. The Fund's business and affairs are managed by its Board of Trustees.

SHARES OF BENEFICIAL INTEREST

    Shares (including fractional shares) of each series have equal rights with regard to voting, redemptions, dividends, distributions and liquidations with respect to that series. All voting rights of the separate accounts as shareholders are passed through to the contract owners. Shareholders of all series currently vote on the election of Trustees and other matters. On matters affecting an individual series (such as approval of an advisory or subadvisory agreement or a change in fundamental investment policies), a separate vote of that series is required. The Fund is not required to hold annual shareholder meetings.

    Fund shares attributable to any Phoenix, PHL Variable or PLAC assets and Fund shares for which no timely instructions from contract owners are received will be voted by Phoenix, PHL Variable and PLAC in the same proportion as those shares in that series for which instructions are received.

    Shares are fully paid, nonassessable, redeemable and fully transferable when they are issued. Shares do not have cumulative voting rights, preemptive rights or subscription rights.

    The assets received by the Fund for the issue or sale of shares of each series, and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, are allocated to such series, and constitute the underlying assets of such series. The underlying assets of each series are required to be segregated on the books of account, and are to be charged with the expenses of the series and with a share of the general expenses of the Fund. Any general expenses of the Fund not readily identifiable as belonging to a particular series shall be allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable.

    Unlike the stockholders of a corporation, there is a possibility that the separate accounts as shareholders of a Massachusetts business trust such as the Fund may be liable for debts or claims against the Fund. The Declaration of Trust provides that shareholders shall not be subject to any personal liability for the acts or obligations of the Fund and that every written agreement, undertaking or obligation made or issued

82  The Phoenix Edge Series Fund
by the Fund shall contain a provision to that effect. The Declaration of Trust provides for indemnification out of the Fund's property for all losses and expenses of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of the separate accounts, as shareholders, incurring loss because of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations. Phoenix, PHL Variable and PLAC, as the sole shareholders, have a fiduciary duty to bear this risk, and contract owners and policy owners are fully and completely insulated from risk.

TAXES

    The Fund and each series within the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). In addition, the Fund intends to comply with the investment diversification requirements for variable contracts contained in the Code. Moreover, the Fund intends to distribute sufficient income to avoid imposition of any Federal excise tax. Dividends derived from interest and distributions of any realized capital gains are taxable, under Subchapter M, to the Fund's shareholders, which in this case are the separate accounts.

    Since the sole shareholders of the Fund will be the separate accounts, no discussion is included herein as to the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to purchasers of the contracts, please see the contract prospectuses.

    Although certain series may be non-diversified under the federal securities laws, the Fund intends to comply with the diversification and other requirements of the Code applicable to "regulated investment companies" so that it will not be subject to U.S. federal income tax on income and capital gain distributions to shareholders. Accordingly, each of these series will insure that no more than 25% of its total assets would be invested in the securities of a single issuer and that at least 50% of its total assets is represented by cash and cash items and other securities limited in respect of any one issuer to an amount no greater than 5% of the total value of the assets of the series.

    If the Phoenix-Duff & Phelps Real Estate Securities Series has rental income or income from the disposition of real property acquired as a result of a default on securities the Phoenix-Duff & Phelps Real Estate Securities Series may own, the receipt of such income may adversely affect its ability to retain its tax status as a regulated investment company.

DISRUPTIVE TRADING AND MARKET TIMING

    These series are not designed for market timers and market timers are discouraged from becoming investors. The series offer shares to the separate accounts. The separate accounts are divided into subaccounts, each of which invests solely in a single investment portfolio of a series. Your ability to make transfers among the subaccounts is subject to modification if we determine, in our sole opinion, that your exercise of the transfer privilege may disadvantage or potentially harm the rights or interests of other contract owners.

    Frequent purchases, redemptions and transfers, programmed transfers, transfers into and then out of a series in a short period of time, and transfers of large amounts at one time may be indicative of market timing and otherwise disruptive trading ("Disruptive Trading") which can have risks and harmful effects for other contract owners. These risks and harmful effects include:

[diamond] dilution of the interests of long-term investors, if market timers or others transfer into a series at prices that are below the true value or exchange out of a series at prices that are higher than the true value;

[diamond] an adverse effect on portfolio management, as determined by portfolio management in its sole discretion, such as causing the series to maintain a higher level of cash than would otherwise be the case, or causing the series to liquidate investments prematurely; and

[diamond] increased brokerage and administrative expenses.

    Certain series may be more susceptible to market timing because of the nature of their investments. For example, series that invest primarily in international securities (including the Phoenix-Aberdeen International and the Phoenix-Lazard International Equity Select Series) may be more susceptible to pricing arbitrage opportunities because of time zone differences between the closing of international and domestic markets. Also, small and mid-cap series (including the Phoenix-Alger Small-Cap Growth, Phoenix-Engemann Small-Cap Growth, Phoenix Kayne Small-Cap Quality Value Series, Phoenix-Sanford Bernstein Mid-Cap Value, Phoenix-Sanford Bernstein Small-Cap Value and Phoenix-Seneca Mid-Cap Growth Series) may be more susceptible to arbitrage opportunities because of the less liquid nature of small and mid-cap securities.

    In order to attempt to protect our contract owners from Disruptive Trading, the Funds' Board of Trustees has adopted market timing policies and procedures designed to discourage Disruptive Trading. The Board has adopted these policies and procedures as a preventive measure to protect all contract owners from the potential effects of Disruptive Trading, while also abiding by any rights that contract owners may have to make transfers and provide reasonable and convenient methods of making transfers that do not have the potential to harm other contract owners.

    Excessive trading activity is measured by the number of roundtrip transactions in a subaccount. A roundtrip transaction is one where a contract owner makes multiple, separate transfers, starting and ending with a given subaccount. Contract owners are limited to one roundtrip transaction within any rolling 30-day period. In considering a client's trading activity, we may consider, among other factors, the client's trading history in all subaccounts for all contracts and policies under common ownership.


                                                The Phoenix Edge Series Fund  83

    Subaccounts holding shares for at least 30 days following investment will ordinarily be in compliance with the series' policies regarding excessive trading. The series may, however, take action if activity is deemed disruptive even if shares are held longer than 30 days, such as a request for a transaction of an unusually large size. The size of the series and the size of the requested transaction may be considered when determining whether or not the transaction would be disruptive.

    Under our market timing policy, we may modify your transfer privileges for some or all of the subaccounts. Modifications may include, but are not limited to, not accepting a transfer request from you or from any person, asset allocation service, and/or market timing service made on your behalf. We may also limit the amount that may be transferred into or out of any subaccount at any one time. Unless prohibited by the terms of the policy, we may (but are not obligated to):

[diamond] limit the dollar amount and frequency of transfers (e.g., prohibit more than one transfer a week, or more than two a month, etc.),

[diamond] restrict the method of making a transfer (e.g., require that all transfers into a particular subaccount be sent to our Service Center by first class U.S. mail and rescind telephone or fax transfer privileges),

[diamond] require a holding period for some subaccounts (e.g., prohibit transfers into a particular subaccount within a specified period of time after a transfer out of that subaccount),

[diamond] impose redemption fees on short-term trading (or implement and administer redemption fees imposed by one or more of the underlying funds), or

[diamond] impose other limitations or restrictions.

    Currently we attempt to detect Disruptive Trading by monitoring both the dollar amount of individual transfers and the frequency of a contract owner's transfers. With respect to both dollar amount and frequency, we may consider an individual transfer alone or when combined with transfers from other contracts owned by or under the control or influence of the same individual or entity. We currently review transfer activity on a regular basis. We also consider any concerns brought to our attention by the managers of the underlying funds. We may change our monitoring procedures at anytime without notice.

    Because we reserve discretion in applying these policies, they may not be applied uniformly. However, we will to the best of our ability apply these policies uniformly. Consequently, there is a risk that some contract owners could engage in market timing while others will bear the effects of their market timing.

    Currently we attempt to detect Disruptive Trading by monitoring activity for all contracts. If a contract owner's transfer request exceeds the transfer parameters, we may send the owner a warning letter. Then, if at anytime thereafter the owner's transfer activity exceeds the transfer parameters, we will revoke the contract owner's right to make Internet and Interactive Voice Response (IVR) transfers. We will notify contract owners in writing (by mail to their address of record on file with us) if we limit their trading.

    We have adopted these contracts and procedures as a preventative measure to protect all contract owners from the potential affects of Disruptive Trading, while also abiding by any rights that owners may have to make transfers and providing reasonable and convenient methods of making transfers that do not have the potential to harm other contract owners.

    We currently do not make any exceptions to the policies and procedures discussed above to detect and deter Disruptive Trading. We may reinstate Internet, IVR, telephone and fax transfer privileges after they are revoked, but we will not reinstate these privileges if we have reason to believe that they might be used thereafter for Disruptive Trading.

    We cannot guarantee that our monitoring will be 100% successful in detecting all transfer activity that exceeds the parameters discussed above (and we do not guarantee that these are appropriate transfer parameters to prevent Disruptive Trading). Moreover, we cannot guarantee that revoking or limiting a contract owner's Internet, IVR, telephone and fax transfer privileges will successfully deter all Disruptive Trading. Currently, the Fund is not available through insurance companies other than Phoenix.

    We do not include transfers made pursuant to the Dollar Cost Averaging, Automatic Asset Rebalancing or other similar programs when applying our market timing policy.

    We may, without prior notice, take whatever action we deem appropriate to comply with or take advantage of any state or federal regulatory requirement. In addition, orders for the purchase of underlying fund shares are subject to acceptance by the relevant fund. Within the allowable time period for processing a transfer request, we reserve the right to reject, without prior notice, any transfer request into any subaccount if the purchase of shares in the corresponding underlying fund is not accepted for any reason.


INVESTING IN THE FUND
--------------------------------------------------------------------------------

    Shares of the Fund are not available to the public directly. Although shares of the Fund are owned by the Separate Accounts, contract owners and policy owners do have voting rights with respect to those shares, as described in the prospectus under "Shares of Beneficial Interest." You may invest in the Fund by buying a variable accumulation annuity contract or a variable universal life insurance policy from Phoenix, PHL Variable or PLAC and directing the allocation of the net purchase payment(s) to the subaccounts corresponding to the series of the Fund. Phoenix, PHL Variable and PLAC will, in turn, invest payments in shares of the Fund as the investor directs at net asset value next determined with no sales load.

84  The Phoenix Edge Series Fund

SALES CHARGE AND SURRENDER CHARGES

    The Fund does not assess any sales charge, either when it sells or when it redeems securities. The sales charges, which may be assessed under the contracts or policies, are described in the contract prospectuses, as are other charges.

DETERMINATION OF NET ASSET VALUE

    The net asset value per share of each series is determined as of the close of regular trading of the NYSE on days when the NYSE is open for trading. The NYSE will be closed on the following observed national holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Since the Fund does not price securities on weekends or United States national holidays, the net asset value of a series' foreign assets may be significantly affected on days when the investor has no access to the Fund. The net asset value per share of a series is determined by adding the values of all securities and other assets of the series, subtracting liabilities and dividing by the total number of outstanding shares of the series. Assets and liabilities are determined in accordance with generally accepted accounting principles and applicable rules and regulations of the SEC.

    Equity securities are valued at the official closing price (typically last sale), on the exchange which the securities are principally traded or if no closing price is available, there had been no sale that day, at the last bid price. Debt securities are valued on the basis of broker quotations or valuations provided by a pricing service which utilizes information with respect to recent sales, market transactions in comparable securities, quotations from dealers, and various relationships between securities in determining value. Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost that approximates market. All other securities and assets are valued at their fair value as determined in good faith by or under the direction of the Trustees.

    The assets of the Phoenix-Goodwin Money Market Series are valued on the basis of amortized cost absent extraordinary or unusual market conditions. Under the amortized cost method of valuation, securities are valued at cost on the date of purchase. Thereafter the value of a security is increased or decreased incrementally each day so that at maturity any purchase discount or premium is fully amortized and the value of the security is equal to its principal amount. Due to fluctuations in interest rates, the amortized cost value of the Phoenix-Goodwin Money Market Series securities may at times be more or less than their market value. By using amortized cost valuation, the Phoenix-Goodwin Money Market Series seeks to maintain a constant net asset value of $10.00 per share despite minor shifts in the market value of its portfolio securities.

    A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary exchange for such security by the Trustees or their delegates. Because of the need to obtain prices as of the close of trading on various exchanges throughout the world, the calculation of net asset value may not take place for any series which invests in foreign securities contemporaneously with the determination of the prices of the majority of the portfolio securities of such series. All assets and liabilities initially expressed in foreign currency values will be converted into United States dollar values using the foreign currency exchange rate of such currencies against United States dollars as last quoted by any recognized dealer. If an event were to occur after the value of an investment was so established but before the net asset value per share was determined, which was likely to materially change the net asset value, then the instrument would be valued using fair value considerations by the Trustees or their delegates. If at anytime a series has investments where market quotations are not readily available, such investments are valued at the fair value thereof as determined in good faith by the Trustees although the actual calculations may be made by persons acting pursuant to the direction of the Trustees.

    Assets: Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded, or if no closing price is available, at the last bid price. Debt securities are valued on the basis of broker quotations or valuations provided by a pricing service, which in determining value utilizes information with respect to recent sales, market transactions in comparable securities, quotations from dealers, and various relationships between securities. Short-term investments having a remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. As required, some securities and assets are valued at fair value as determined in good faith by or under the direction of the Trustees. Other assets, such as accrued interest, accrued dividends and cash are also included in determining a series' net asset value.

    Liabilities: Accrued liabilities for series specific expenses (if any) and other liabilities are deducted from the assets of each series. Accrued expenses and liabilities that are not series specific are allocated to each series in proportion to each series' net assets except where an alternative allocation can be more appropriately made.

    Net Asset Value: The liabilities are deducted from the assets of the applicable series. The resulting amount for the series is then divided by the number of shares outstanding of that series to produce the net asset value per share.

FAIR VALUATION

    If market quotations are not readily available or where available prices are not reliable, the series determine a "fair value" for an investment according to rules and procedures approved by the Trustees. The types of assets for which such pricing might be required include; (i) securities whose trading has been suspended; (ii) securities where the trading market is unusually thin or trades have been infrequent; (iii) debt securities that have recently gone into default and for which there is no current market quotation; and (iv) a security whose market price is not available from an independent pricing


                                                The Phoenix Edge Series Fund  85
source and for which otherwise reliable quotes are not available; (v) securities of an issuer that has entered into a restructuring; (vi) a security whose price as provided by any pricing source, does not, in the opinion of the advisor/subadvisor, reflect the security's market value; (vii) foreign securities subject to trading collars for which none or limited trading takes place; and (viii) securities where the market quotations are not readily available as a result of "significant" events. This list is not inclusive of all situations that may require a security to be fair valued, nor is it intended to be conclusive in determining whether a specific event requires fair valuation.

    The value of any portfolio security held by a series for which market quotations are not readily available shall be determined in good faith and in a manner that assesses the security's "fair value" on the valuation date (i.e., the amount that the series might reasonably expect to receive for the security upon its current sale), based on a consideration of all available facts and all available information, including, but not limited to, the following: (i) the fundamental analytical data relating to the investment; (ii) an evaluation of the forces which influence the market in which these securities are purchased and sold (e.g., the existence of merger proposals or tender offers that might affect the value of the security); (iii) price quotes from dealers and/or pricing services; (iv) an analysis of the company's financial statements; (v) recent news about the security or issuer; (vi) changes in interest rates; (vii) information obtained from the issuer, analysts, other financial institutions and/or the appropriate stock exchange (for exchange traded securities); (viii) whether two or more dealers with whom the advisor regularly effects trades are willing to purchase or sell the security at comparable prices; (ix) other news events or relevant matters; and (x) government (domestic or foreign) actions or pronouncements.

    Certain foreign common stocks may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that foreign markets close (where the security is principally traded) and the time that the series calculates its net asset value (generally, the close of the NYSE) that may impact the value of securities traded in these foreign markets. In these cases, information from an external vendor may be utilized to adjust closing market prices of certain foreign common stocks to reflect their fair value. Because the frequency of significant events is not predictable, fair valuation of certain foreign common stocks may occur on a frequent basis.

    The value of a security, as determined using the series' fair valuation procedures, may not reflect such security's market value.

    A description of the series' policies and procedures with respect to the disclosure of the series' portfolio securities is also available in the Statement of Additional Information.

DISCLAIMERS

    PHOENIX-NORTHERN DOW 30 SERIES

    The Phoenix-Northern Dow 30 Series is not sponsored, endorsed, sold or promoted by Dow Jones. Dow Jones makes no representation or warranty, express or implied, to actual or potential investors in the series or to any member of the public regarding the advisability of investing in securities generally or in this series particularly. Dow Jones' only relationship to the fund is the licensing of certain trademarks, trade names and service marks of Dow Jones and of the Dow Jones Industrial Average(SM), which is determined, composed and calculated by Dow Jones without regard to the fund or the series. Dow Jones has no obligation to take the needs of the Fund or the investors in the series into consideration in determining, composing or calculating the Dow Jones Industrial Average(SM). Dow Jones is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the series to be issued or in the determination or calculation of the equation by which shares of the series may be redeemed. Dow Jones has no obligation or liability in connection with the administration, marketing or trading of the series.

    DOW JONES DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE DOW JONES INDUSTRIAL AVERAGE(SM) OR ANY DATA INCLUDED THEREIN AND DOW JONES SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. DOW JONES MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE FUND, INVESTORS IN THE SERIES, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE DOW JONES INDUSTRIAL AVERAGE(SM) OR ANY DATA INCLUDED THEREIN. DOW JONES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE DOW JONES INDUSTRIAL AVERAGE(SM) OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL DOW JONES HAVE ANY LIABILITY FOR ANY LOST PROFITS OR INDIRECT, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES OR LOSSES, EVEN IF NOTIFIED OF THE POSSIBILITY THEREOF. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN DOW JONES AND THE FUND.

    PHOENIX-NORTHERN NASDAQ-100 INDEX(R) SERIES

    The Phoenix-Northern Nasdaq-100 Index(R) Series is not sponsored, endorsed, sold or promoted by The Nasdaq Stock Market, Inc. (including its affiliates) (Nasdaq, with its affiliates, are referred to as the "Corporations"). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to, the series. The Corporations make no representation or warranty, express or implied to the owners of the series or any member of the public regarding the advisability of investing in securities generally or in the series particularly, or the ability of the Nasdaq-100 Index(R) to track general stock market performance. The Corporations' only relationship to The Phoenix Edge Series Fund (Licensee) is in the licensing of the Nasdaq-100(R), Nasdaq-100 Index(R) and Nasdaq(R) trademarks or service marks, and certain trade names of the Corporations


86  The Phoenix Edge Series Fund
and the use of the Nasdaq-100 Index(R) which is determined, composed and calculated by Nasdaq without regard to Licensee or the series. Nasdaq has no obligation to take the needs of the Licensee or the owners of the series into consideration in determining, composing or calculating the Nasdaq-100 Index(R). The Corporations are not responsible for and have not participated in the determination of the timing of, prices of, or quantities of the series to be issued or in the determination or calculation of the equation by which the series is to be converted into cash. The Corporations have no liability in connection with the administration, marketing or trading of the series.

    THE CORPORATIONS DO NOT GUARANTEE THE ACCURACY AND/OR UNINTERRUPTED CALCULATION OF THE NASDAQ-100 INDEX(R) OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE SERIES, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE NASDAQ-100 INDEX(R) OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE NASDAQ-100 INDEX(R) OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE CORPORATIONS HAVE ANY LIABILITY FOR ANY LOST PROFITS OR SPECIAL, INCIDENTAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGE.


                                                The Phoenix Edge Series Fund  87

PHOENIX LIFE INSURANCE COMPANY
PO Box 22012
Albany, NY 12201-2012



















Additional information about The Phoenix Edge Series Fund (the "Fund") and each of the series described in this prospectus is contained in the Fund's Statement of Additional Information ("SAI") dated May 1, 2005, which has been filed with the Securities and Exchange Commission ("SEC") and is incorporated by reference into this prospectus.

Additional information about the Fund's investments is available in the Fund's Annual and Semiannual Reports to Shareholders. In the Fund's Annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

The SAI and Annual and Semiannual Reports are available, without charge, upon request. Inquiries and requests for the SAI and the Annual and Semiannual Reports should be directed in writing to Phoenix Life Insurance Company, PO Box 8027, Boston, Massachusetts 02266-8027, or by telephone (800) 541-0171.

Information about the Fund, including the SAI, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room by calling the SEC at (202) 942-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov. Copies of the information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC Public Reference Section, Washington, D.C. 20549-0102.

Phoenix Life Insurance Company
A member of The Phoenix Companies, Inc.
PhoenixWealthManagement.com

Investment Company Act File No. 811-04642


[LOGO]PHOENIX

G0144PR (C) 2005 The Phoenix Companies, Inc.                                5-05

                                                                     [Version B]





P R O S P E C T U S

                          The Phoenix Edge Series Fund

                                               V a r i a b l e   P r o d u c t s




                                                                     MAY 1, 2005

                                                  These securities have not been
                                                  approved or disapproved by the
                                              Securities and Exchange Commission
                                          ("SEC"), nor has the SEC determined if
                                        this prospectus is accurate or complete.
                                         Any representation to the contrary is a
                                                               criminal offense.








                                [LOGO]PHOENIX(R)

                          THE PHOENIX EDGE SERIES FUND



PROSPECTUS                                                           MAY 1, 2005



    The Phoenix Edge Series Fund (the "Fund") is an open-end management investment company. Shares of the Fund are not directly offered to the public and are currently offered through certain separate investment accounts ("separate accounts") to fund variable accumulation annuity contracts and variable universal life insurance policies (collectively, "contracts," and individually, "contract") issued by Phoenix Life Insurance Company (Phoenix), PHL Variable Insurance Company (PHL Variable), and Phoenix Life and Annuity Company (PLAC) (collectively, "we," "company," "companies," "us" or "our"). You invest in the Fund only by buying a contract and directing the allocation of your payment(s) to the subaccount(s) corresponding to the series in which you wish to invest. The subaccounts, in turn, invest in shares of the Fund. Not all series may be available through a particular contract.



                  MANAGED BY PHOENIX INVESTMENT COUNSEL, INC.
                 [diamond] Phoenix-Goodwin Money Market Series



    We are offering this product only where we may lawfully do so. You should rely only on the information contained in this document or in one that we have referred you to. We have not authorized anyone to provide you with information that is different.


    An investment in a series is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

    This prospectus describes each of the series and provides important information you should know before investing in any series of the Fund. You should read this prospectus carefully and keep it for future reference.

    These securities have not been approved or disapproved by the Securities and Exchange Commission (SEC), nor has the SEC determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.



IF YOU HAVE ANY QUESTIONS, PLEASE CONTACT:                    [envelope]  PHOENIX LIFE INSURANCE COMPANY
                                                                          PO Box 8027
                                                                          Boston, MA 02266-8027

                                                              [telephone] TEL. 800/541-0171


                                                  The Phoenix Edge Series Fund 1

                                TABLE OF CONTENTS

Heading                                                    Page
--------------------------------------------------------------------------------

GUIDE TO THE PROSPECTUS...................................    3
THE SERIES:
Phoenix-Goodwin Money Market Series ......................    4
MORE ABOUT INVESTMENT STRATEGIES..........................    7
DESCRIPTION OF PRINCIPAL RISKS............................    7
MANAGEMENT OF THE FUND....................................    7
The Advisor...............................................    7
Fees and Expenses Paid by the Fund........................    8
MORE ABOUT THE FUND.......................................    8
Organization of the Fund..................................    8
Shares of Beneficial Interest.............................    8
Taxes.....................................................    8
Disruptive Trading and Market Timing......................    8
INVESTING IN THE FUND.....................................   10
Sales Charge and Surrender Charges........................   10
Determination of Net Asset Value..........................   10
Fair Valuation ...........................................   11


2 The Phoenix Edge Series Fund

GUIDE TO THE PROSPECTUS
--------------------------------------------------------------------------------

    THIS GUIDE PROVIDES IMPORTANT INFORMATION ABOUT HOW TO USE AND UNDERSTAND THIS PROSPECTUS. PLEASE READ IT CAREFULLY BEFORE YOU READ THE REST OF THE PROSPECTUS.

    This prospectus discusses a series of the Fund. The series has its own investment objectives, strategies, restrictions and risks, and operates in many ways like a separate mutual fund. Phoenix Investment Counsel, Inc., is the investment advisor to the series.

    We are providing this guide to the prospectus to help you understand the information provided for the series and the Fund as a whole. Please read it carefully before you read the rest of the prospectus.

THE SERIES

    In the first section of the prospectus following this guide, you will find a description of the series. This description includes the series' investment objectives, the principal investment strategies used to seek to achieve its objectives, and the principal risks involved in these strategies.

    THERE IS NO GUARANTEE THAT THE SERIES WILL ACHIEVE ITS OBJECTIVE.

    Some of these descriptions identify specific percentage limitations applicable to certain investments or strategies. These percentage limitations are applied at the time of purchase.

    This section also tells you the fees and estimated expenses of the series, the series' investment advisor and subadvisor, the individuals who will be managing each series, and performance and financial information for the series.

MORE ABOUT INVESTMENT STRATEGIES

    In the next section, you will find more information about investment strategies and practices that some or all of the series use, arranged in alphabetical order. This section is an important supplement to the individual series descriptions and you should read it carefully.

    Further descriptions of these investment strategies and practices can be found in the Statement of Additional Information (SAI).

DESCRIPTION OF PRINCIPAL RISKS

    The description of the series lists the principal risks applicable to that series. In the section entitled "Description of Principal Risks," you will find a discussion of each principal risk, arranged in alphabetical order. This section is an important supplement to the individual series descriptions and you should read it carefully.

    In addition, you should be aware of the following risks that apply to the series:

THE VALUE OF YOUR SHARES WILL FLUCTUATE

    The value of your shares in the series is based on the market value of the series' portfolio holdings. These values may change from day to day, and can decrease as well as increase.

    Common stocks and other equity securities are particularly subject to the risks of changing economic, stock market, industry and company conditions and the subadvisor's ability to anticipate changes that can adversely affect the value of a series' investments. Debt security values change when interest rates change. Generally, when interest rates go up, the value of a debt security goes down; and when interest rates go down, the value of a debt security goes up.

    Changes in the market's perception of the issuer's creditworthiness, in economic, political, or market conditions, in relative values of currencies, and in the average maturity of a series' investments -- as well as the advisor's or subadvisor's ability to anticipate such changes -- can also affect the value of a series' shares.

YOU COULD LOSE MONEY

     You should understand that loss of money is a risk of investing in the series.

MANAGEMENT OF THE FUND

    This section provides information about the series' advisors and subadvisors, including the fees paid by each series for advisory services.

MORE ABOUT THE FUND

    The last section of the prospectus gives you additional information about the Fund, its organization, taxes, dividends, distributions and net asset value.


                                                  The Phoenix Edge Series Fund 3

PHOENIX-GOODWIN MONEY MARKET SERIES
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

    As high a level of current income as is consistent with the preservation of capital and maintenance of liquidity.

PRINCIPAL INVESTMENT STRATEGIES

[diamond] The series seeks to maintain a stable $10.00 per share price.

[diamond] The series will invest in a diversified portfolio of high quality money market instruments with weighted average maturities of 397 days or less. The average maturity of the series' portfolio securities, based on their dollar value, will not exceed 90 days.

[diamond] At least 95% of the series' assets will be invested in securities in\ the highest short-term rating category. Generally, investments will be limited to securities in the two highest short-term rating categories.

[diamond] The series may invest more than 25% of its assets in the domestic banking industry.

[diamond] The advisor will seek a high level of return relative to the market by selecting securities for the series' portfolio in anticipation of, or in response to, changing economic conditions and money market conditions and trends.

[diamond] The series may forego purchasing securities with the highest available yield due to considerations of liquidity and safety of principal.

[diamond] The series will invest exclusively in the following instruments:

          o Obligations issued or guaranteed by the U.S. government, its agencies, authorities and instrumentalities, including U.S. Treasury obligations and securities issued by:

             - the Government National Mortgage Association (GNMA),
             - the Federal Home Loan Mortgage Corporation (FHLMC),
             - the Federal National Mortgage Association (FNMA),
             - Student Loan Marketing Association (SLMA),
             - other federal agencies;

          o Obligations issued by banks and savings and loan associations, including dollar-denominated obligations of foreign branches of U.S. banks and U.S. branches of foreign banks, including certificates of deposits and bankers acceptances;
          o Dollar-denominated obligations guaranteed by banks or savings and loan associations;
          o Federally insured obligations of other banks or savings and loan associations;
          o  Commercial paper;
          o  Short-term corporate obligations; and
          o  Repurchase agreements.

[diamond] The advisor will buy, sell and trade securities in anticipation of, or in response to, changing economic and money market conditions and trends. This, and the short-term nature of money market instruments, may result in a high portfolio turnover rate. Higher portfolio turnover rates may increase costs to the series which may negatively affect the series' performance.

PRINCIPAL RISKS

    An investment in the series is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the series seeks to preserve the value of your investment at $10.00 per share, it is possible to lose money by investing in the series.

    Neither the series nor the advisor can assure you that a particular yield, return or level of income will be achieved. Changing market conditions, the relatively short maturities of the series' investments and substantial redemptions may all negatively affect the series.

    The series' investments are subject generally to market risk and the risk of selecting underperforming securities and asset classes, which may adversely affect the series and lead to a reduced yield.

    The series' focus is to optimize current income. The advisor intends to select investments that provide higher returns relative to overall money market investment returns while preserving capital and maintaining liquidity. If the advisor misjudges the return potential of the series' investments, the series' returns may be lower than prevailing returns, and the series' income available for distribution to shareholders may be less. Similarly, if the advisor misjudges the ability of the issuer of a portfolio security to make scheduled interest or other income payments to the series, the series' income available for distribution to shareholders may decrease. Neither the series nor the advisor can assure you that a particular level of income will be consistently achieved.

    The advisor intends to select investments that optimize the series' yield while preserving capital and maintaining liquidity. Because market conditions and interest rates determine portfolio security yields, neither the series nor the advisor can assure you that the series' yield will remain constant or that a particular level of income will be achieved.

    Other principal risks of investing in the series, which could adversely affect its net asset value, yield and total return, are:

[diamond] Fixed Income Securities Investment Risk
          o  Interest Rate Risk
          o  Credit Risk

[diamond] Government Securities Investment Risk
[diamond] Repurchase Agreement Investment Risk

    Please see "Description of Principal Risks" for a description of each of these risks and other risks that may affect the series.

4 Phoenix-Goodwin Money Market Series

TEMPORARY DEFENSIVE STRATEGY

    The series may, from time to time, take temporary defensive positions that are inconsistent with the series' principal investment strategies in attempting to respond to adverse market, economic, political or other conditions. As a result, the series may not achieve its investment objective.

CALENDAR YEAR ANNUAL TOTAL RETURN

    The following bar chart and table provide some indication of the risks of investing in the series. The bar chart shows changes in the series' performance from year to year over a 10-year period.1 The table shows how the series' average annual returns compare to those of a broad-based money market performance index and a more narrowly based benchmark that reflects the market sectors in which the series invests. The series' past performance is not necessarily an indication of how the series will perform in the future.

[GRAPHIC OMITTED]

 CALENDAR YEAR       ANNUAL RETURN (%)
     1995                 5.72
     1996                 5.09
     1997                 5.18
     1998                 5.09
     1999                 4.82
     2000                 6.03
     2001                 3.82
     2002                 1.42
     2003                 0.68
     2004                 0.79

(1) The series' annual returns in this chart do not reflect the deduction of any separate account or contract charges. The returns would have been less than those shown if such charges were deducted. During the 10-year period shown in the chart, the highest return for a quarter was 1.58% (quarter ended December 2000) and the lowest return for a quarter was 0.12% (quarter ended June, 2004).

    The series' 7-day yield on December 31, 2004 was 0.95%.

--------------------------------------------------------------------
  AVERAGE ANNUAL TOTAL RETURNS
  (FOR THE PERIOD ENDED 12/31/04)(2)     1 YEAR  5 YEARS   10 YEARS
--------------------------------------------------------------------
  Phoenix-Goodwin Money Market           0.79%    2.53%      3.85%
  Series
--------------------------------------------------------------------
  Citigroup 90-Day Treasury              1.16%    3.54%      4.31%
  Bill Index(3)
--------------------------------------------------------------------
  Lehman Brothers Aggregate              4.34%    7.71%      7.72%
  Bond Index(4)
--------------------------------------------------------------------

(2) The series' average annual returns in this table do not reflect the deduction of any separate account or contract charges. The returns would have been less than those shown if such charges were deducted.

(3) The Citigroup 90-Day Treasury Bill Index measures monthly return equivalents of yield averages that are not marked to market. The index is an average of the last three three-month Treasury bill issues.

(4) The Lehman Brothers Aggregate Bond Index measures the U.S. investment grade fixed rate bond market. The index is calculated on a total return basis.

The indexes are unmanaged and not available for direct investment; therefore, their performance does not reflect the fees and expenses associated with the active management of an actual portfolio.

SERIES FEES AND EXPENSES

    This table describes the fees and expenses that you may pay if you buy and hold shares of the series. The table and the example do not include any fees or sales charges imposed under the contracts for which the series is an investment option. If they were included, your costs would be higher. Investors should consult the contract prospectus for more information.

ANNUAL SERIES OPERATING EXPENSES (EXPENSES THAT ARE
DEDUCTED FROM THE SERIES' ASSETS)

Management Fees                                        0.40%

Distribution and/or Service (12b-1) Fees                None

Other Expenses                                         0.24%
                                                       -----
TOTAL ANNUAL SERIES OPERATING EXPENSES                 0.64%
                                                       =====

EXAMPLE

    This example is intended to help you compare the cost of investing in the series with the cost of investing in other mutual funds.

    The example assumes that you invest $10,000 in the series for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the series' operating expenses remain the same. The example does not reflect contract fees and charges, and if it did, the costs shown would be higher.

---------------------------------------------------------------
                       1 YEAR    3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------
  Phoenix-Goodwin       $65       $204       $356      $796
  Money Market Series
---------------------------------------------------------------

MANAGEMENT OF THE SERIES

THE ADVISOR

    Phoenix Investment Counsel, Inc. (PIC), is the investment advisor to the series. Subject to the direction of the Fund's Board of Trustees, PIC is responsible for managing the series investment program, the general operations of the series and the day-to-day management of the series' portfolio. PIC manages the series' assets to conform with the investment policies as described in this prospectus. You will find more information about PIC in the "Management of the Fund" section of this prospectus.

                                           Phoenix-Goodwin Money Market Series 5

FINANCIAL HIGHLIGHTS

    The financial highlights table is intended to help you understand the series' financial performance for the past five years. Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the series (assuming reinvestment of all dividends and distributions). These figures do not include the imposition of separate account fees or expenses. If such fees or expenses were imposed, performance would be lower. This information has been audited by PricewaterhouseCoopers LLP. Their report and the series' financial statements are included in the Annual Report and by reference in the Statement of Additional Information.

                                                                                           YEAR ENDED DECEMBER 31,
                                                                                           -----------------------
                                                                          2004          2003         2002         2001        2000
                                                                          ----          ----         ----         ----        ----
Net asset value, beginning of period.............................        $10.00        $10.00       $10.00       $10.00      $10.00
INCOME FROM INVESTMENT OPERATIONS
   Net investment income.........................................          0.08          0.07         0.14         0.38        0.59
   Net realized gain.............................................            --            --           --           --(1)       --
                                                                         ------        ------       ------       ------      ------
      TOTAL FROM INVESTMENT OPERATIONS...........................          0.08          0.07         0.14         0.38        0.59
                                                                         ------        ------       ------       ------      ------
LESS DISTRIBUTIONS
   Dividends from net investment income..........................         (0.08)        (0.07)       (0.14)       (0.38)      (0.59)
   Distributions from net realized gains.........................            --            --           --           --(1)       --
                                                                         ------        ------       ------       ------      ------
      TOTAL DISTRIBUTIONS........................................         (0.08)        (0.07)       (0.14)       (0.38)      (0.59)
                                                                         ------        ------       ------       ------      ------
NET ASSET VALUE, END OF PERIOD...................................        $10.00        $10.00       $10.00       $10.00      $10.00
                                                                         ======        ======       ======       ======      ======
Total return.....................................................          0.79%         0.68%        1.42%        3.82%       6.03%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands).........................      $156,996      $202,644     $255,759     $260,629    $179,968

RATIO TO AVERAGE NET ASSETS OF:
   Net operating expenses........................................          0.64%         0.59%        0.56%        0.55%       0.55%
   Gross operating expenses......................................          0.64%         0.59%        0.56%        0.60%       0.58%
   Net investment income.........................................          0.77%         0.69%        1.41%        3.63%       5.83%

  (1)Amount is less than $0.01.


6 Phoenix-Goodwin Money Market Series

MORE ABOUT INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

    Information about the series' investment strategies and practices appears at the beginning of the prospectus. The information below describes additional investment strategies and practices that the series uses, arranged in alphabetical order.

    Where a series may engage in the strategy, this is indicated next to the caption.

    Further descriptions of these investment strategies and practices can be found in the SAI.

REPURCHASE AGREEMENTS

    All of the series may invest in repurchase agreements. A repurchase agreement is a transaction where a series buys a security from a seller and the seller agrees to buy that same security back at an agreed upon date and price. Repurchase Agreements are further described in "Description of Principal Risks" under the caption "Repurchase Agreement Investment Risk."

TEMPORARY DEFENSIVE INVESTMENTS

    In anticipation of or in response to adverse market conditions, for cash management purposes, or for defensive purposes, each series may temporarily hold all or a portion of its assets in cash (U.S. dollars, foreign currencies or multi-national currency units), money market instruments, shares of affiliated money market funds, or high-quality debt instruments. As a result, the series may not achieve its investment objectives.

DESCRIPTION OF PRINCIPAL RISKS
--------------------------------------------------------------------------------

    The principal risks applicable to the series is listed in the ndividual series' description at the beginning of the prospectus. The following is a description of each principal risk, listed in alphabetical order for easy reference. Please review the principal risks listed for the series at the beginning of the prospectus, and refer to the applicable descriptions below. Some of these risks apply to the series, as indicated.

FIXED INCOME SECURITIES INVESTMENT RISK

    Some of the series may invest in fixed-income securities. The primary risks associated with investments in fixed-income securities include interest rate risk and credit risk.

    INTEREST RATE RISK The value of fixed-income securities will be directly affected by trends in interest rates. For example, in times of rising interest rates, the value of these type of securities tends to decrease. When interest rates fall, the value of these securities tends to rise. Interest rate changes have a greater effect on the price of fixed-income securities with longer durations and maturities.

    CREDIT RISK If the issuer of a portfolio security is unable or unwilling to make timely interest or other income payments to the series, the series' income available for distribution to shareholders and the series' yield may decrease. Credit risk for debt obligations generally increases as the credit rating declines. Thus, when the credit rating declines, there is an increased chance the issuer may not be able to make principal and interest payments on time.

GOVERNMENT SECURITIES INVESTMENT RISK

    Obligations issued or guaranteed by the U.S. Government, its agencies, authorities and instrumentalities only guarantee or insure principal and interest will be timely paid to holders of the securities. The entities do not guarantee that the value of a series' shares will increase. In addition, not all U.S. Government securities are backed by the full faith and credit of the United States. These securities are also subject to interest rate risk. See "Fixed Income Securities Investment Risk".

INTEREST RATE RISK (FOR INCOME-PRODUCING EQUITY SECURITIES)

    Income producing equity securities may react like fixed-income securities to changes in interest rates. Thus, when interest rates rise, the prices of income-producing equity securities may fall. Conversely, a decrease in interest rates may cause these securities to increase in value.

REPURCHASE AGREEMENT INVESTMENT RISK

    The series may invest in repurchase agreements. A repurchase agreement is a transaction where the series buys a security from a seller and the seller agrees to buy that same security back at an agreed upon date and price. If a seller of a repurchase agreement defaults and does not repurchase the underlying securities, the series may incur a loss if the value of the underlying securities declines. Disposition costs may be incurred in connection with liquidating the underlying securities. If the seller enters into bankruptcy, the series may never receive the purchase price or it may be delayed or limited.

MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

THE ADVISOR

    The Fund has retained an investment advisor to manage the investment program of its series.

PHOENIX INVESTMENT COUNSEL, INC.

    Phoenix Investment Counsel, Inc. (PIC), is the investment advisor to the series:

[diamond] Phoenix-Goodwin Money Market

    Pursuant to the Investment Advisory Agreements with the series and subject to the direction of the Fund's Board of Trustees, PIC is responsible for managing the series' investment programs in conformity with the stated policies of the series as described in this prospectus. PIC, with the approval of the Fund's Board of Trustees, may select and employ subadvisors to perform the day-to-day management of the series. The subadvisors, subject to the supervision of PIC, are responsible for deciding which securities to purchase and sell for their respective series and for placing those series' transactions. PIC monitors the subadvisors' investment programs and results and coordinates the investment activities of the subadvisors. PIC is responsible for the direct, day-to-day management of the series:

                                                  The Phoenix Edge Series Fund 7

[diamond] Phoenix-Goodwin Money Market

    PIC has acted as an investment advisor for over sixty years. PIC acts as investment advisor and subadvisor for other mutual funds and to institutional clients. As of December 31, 2004, PIC had $21.8 billion in assets under management. PIC is located at 56 Prospect Street, Hartford, Connecticut 06115.

FEES AND EXPENSES PAID BY THE FUND

    For the fiscal year ended December 31, 2004, the Fund, on behalf of the series that has operated for a full fiscal year, paid the advisor an aggregate fee for the investment advisory services performed at an annual percentage of the average daily net assets of the respective series as indicated in the tables below.

---------------------------------------------------------------
               PHOENIX INVESTMENT COUNSEL, INC.
---------------------------------------------------------------
                       SERIES                       ANNUAL RATE
---------------------------------------------------------------
 Phoenix-Goodwin Money Market                        0.40%
---------------------------------------------------------------

MORE ABOUT THE FUND
--------------------------------------------------------------------------------

ORGANIZATION OF THE FUND

    The Fund was organized as a Massachusetts business trust on February 18, 1986. The Fund's business and affairs are managed by its Board of Trustees.

SHARES OF BENEFICIAL INTEREST

    Shares (including fractional shares) of each series have equal rights with regard to voting, redemptions, dividends, distributions and liquidations with respect to that series. All voting rights of the separate accounts as shareholders are passed through to the contract owners. Shareholders of all series currently vote on the election of Trustees and other matters. On matters affecting an individual series (such as approval of an advisory or subadvisory agreement or a change in fundamental investment policies), a separate vote of that series is required. The Fund is not required to hold annual shareholder meetings.

    Fund shares attributable to any Phoenix, PHL Variable or PLAC assets and Fund shares for which no timely instructions from contract owners are received will be voted by Phoenix, PHL Variable and PLAC in the same proportion as those shares in that series for which instructions are received.

    Shares are fully paid, nonassessable, redeemable and fully transferable when they are issued. Shares do not have cumulative voting rights, preemptive rights or subscription rights.

    The assets received by the Fund for the issue or sale of shares of each series, and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, are allocated to such series, and constitute the underlying assets of such series. The underlying assets of each series are required to be segregated on the books of account, and are to be charged with the expenses of the series and with a share of the general expenses of the Fund. Any general expenses of the Fund not readily identifiable as belonging to a particular series shall be allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable.

    Unlike the stockholders of a corporation, there is a possibility that the separate accounts as shareholders of a Massachusetts business trust such as the Fund may be liable for debts or claims against the Fund. The Declaration of Trust provides that shareholders shall not be subject to any personal liability for the acts or obligations of the Fund and that every written agreement, undertaking or obligation made or issued by the Fund shall contain a provision to that effect. The Declaration of Trust provides for indemnification out of the Fund's property for all losses and expenses of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of the separate accounts, as shareholders, incurring loss because of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations. Phoenix, PHL Variable and PLAC, as the sole shareholders, have a fiduciary duty to bear this risk, and contract owners and policy owners are fully and completely insulated from risk.

TAXES

    The Fund and each series within the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). In addition, the Fund intends to comply with the investment diversification requirements for variable contracts contained in the Code. Moreover, the Fund intends to distribute sufficient income to avoid imposition of any Federal excise tax. Dividends derived from interest and distributions of any realized capital gains are taxable, under Subchapter M, to the Fund's shareholders, which in this case are the separate accounts.

    Since the sole shareholders of the Fund will be the separate accounts, no discussion is included herein as to the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to purchasers of the contracts, please see the contract prospectuses.

    Although certain series may be non-diversified under the federal securities laws, the Fund intends to comply with the diversification and other requirements of the Code applicable to "regulated investment companies" so that it will not be subject to U.S. federal income tax on income and capital gain distributions to shareholders. Accordingly, each of these series will insure that no more than 25% of its total assets would be invested in the securities of a single issuer and that at least 50% of its total assets is represented by cash and cash items and other securities limited in respect of any one issuer to an amount no greater than 5% of the total value of the assets of the series.

DISRUPTIVE TRADING AND MARKET TIMING

    These series are not designed for market timers and market timers are discouraged from becoming investors. The series offer shares to the separate accounts. The separate accounts are divided into subaccounts, each of which invests solely in a single investment portfolio of a series. Your ability to make transfers among the subaccounts is subject to

8 The Phoenix Edge Series Fund
modification if we determine, in our sole opinion, that your exercise of the transfer privilege may disadvantage or potentially harm the rights or interests of other contract owners.

    Frequent purchases, redemptions and transfers, programmed transfers, transfers into and then out of a series in a short period of time, and transfers of large amounts at one time may be indicative of market timing and otherwise disruptive trading ("Disruptive Trading") which can have risks and harmful effects for other contract owners. These risks and harmful effects include:

[diamond] dilution of the interests of long-term investors, if market timers or others transfer into a series at prices that are below the true value or exchange out of a series at prices that are higher than the true value;

[diamond] an adverse effect on portfolio management, as determined by portfolio management in its sole discretion, such as causing the series to maintain a higher level of cash than would otherwise be the case, or causing the series to liquidate investments prematurely; and

[diamond] increased brokerage and administrative expenses.

    Certain series may be more susceptible to market timing because of the nature of their investments. For example, series that invest primarily in international securities (including the Phoenix-Aberdeen International and the Phoenix-Lazard International Equity Select Series) may be more susceptible to pricing arbitrage opportunities because of time zone differences between the closing of international and domestic markets. Also, small and mid-cap series (including the Phoenix-Alger Small-Cap Growth, Phoenix-Engemann Small-Cap Growth, Phoenix Kayne Small-Cap Quality Value Series, Phoenix-Sanford Bernstein Mid-Cap Value, Phoenix-Sanford Bernstein Small-Cap Value and Phoenix-Seneca Mid-Cap Growth Series) may be more susceptible to arbitrage opportunities because of the less liquid nature of small and mid-cap securities.

    In order to attempt to protect our contract owners from Disruptive Trading, the Funds' Board of Trustees has adopted market timing policies and procedures designed to discourage Disruptive Trading. The Board has adopted these policies and procedures as a preventive measure to protect all contract owners from the potential effects of Disruptive Trading, while also abiding by any rights that contract owners may have to make transfers and provide reasonable and convenient methods of making transfers that do not have the potential to harm other contract owners.

    Excessive trading activity is measured by the number of roundtrip transactions in a subaccount. A roundtrip transaction is one where a contract owner makes multiple, separate transfers, starting and ending with a given subaccount. Contract owners are limited to one roundtrip transaction within any rolling 30-day period. In considering a client's trading activity, we may consider, among other factors, the client's trading history in all subaccounts for all contracts and policies under common ownership.

    Subaccounts holding shares for at least 30 days following investment will ordinarily be in compliance with the series' policies regarding excessive trading. The series may, however, take action if activity is deemed disruptive even if shares are held longer than 30 days, such as a request for a transaction of an unusually large size. The size of the series and the size of the requested transaction may be considered when determining whether or not the transaction would be disruptive.

    Under our market timing policy, we may modify your transfer privileges for some or all of the subaccounts. Modifications may include, but are not limited to, not accepting a transfer request from you or from any person, asset allocation service, and/or market timing service made on your behalf. We may also limit the amount that may be transferred into or out of any subaccount at any one time. Unless prohibited by the terms of the policy, we may (but are not obligated to):

[diamond] limit the dollar amount and frequency of transfers (e.g., prohibit more than one transfer a week, or more than two a month, etc.),

[diamond] restrict the method of making a transfer (e.g., require that all transfers into a particular subaccount be sent to our Service Center by first class U.S. mail and rescind telephone or fax transfer privileges),

[diamond] require a holding period for some subaccounts (e.g., prohibit transfers into a particular subaccount within a specified period of time after a transfer out of that subaccount),

[diamond] impose redemption fees on short-term trading (or implement and administer redemption fees imposed by one or more of the underlying funds), or

[diamond] impose other limitations or restrictions.

    Currently we attempt to detect Disruptive Trading by monitoring both the dollar amount of individual transfers and the frequency of a contract owner's transfers. With respect to both dollar amount and frequency, we may consider an individual transfer alone or when combined with transfers from other contracts owned by or under the control or influence of the same individual or entity. We currently review transfer activity on a regular basis. We also consider any concerns brought to our attention by the managers of the underlying funds. We may change our monitoring procedures at anytime without notice.

    Because we reserve discretion in applying these policies, they may not be applied uniformly. However, we will to the best of our ability apply these policies uniformly. Consequently, there is a risk that some contract owners could engage in market timing while others will bear the effects of their market timing.

    Currently we attempt to detect Disruptive Trading by monitoring activity for all contracts. If a contract owner's transfer request exceeds the transfer parameters, we may send the owner a warning letter. Then, if at anytime thereafter

                                                  The Phoenix Edge Series Fund 9
the owner's transfer activity exceeds the transfer parameters, we will revoke the contract owner's right to make Internet and Interactive Voice Response (IVR) transfers. We will notify contract owners in writing (by mail to their address of record on file with us) if we limit their trading.

    We have adopted these contracts and procedures as a preventative measure to protect all contract owners from the potential affects of Disruptive Trading, while also abiding by any rights that owners may have to make transfers and providing reasonable and convenient methods of making transfers that do not have the potential to harm other contract owners.

    We currently do not make any exceptions to the policies and procedures discussed above to detect and deter Disruptive Trading. We may reinstate Internet, IVR, telephone and fax transfer privileges after they are revoked, but we will not reinstate these privileges if we have reason to believe that they might be used thereafter for Disruptive Trading.

    We cannot guarantee that our monitoring will be 100% successful in detecting all transfer activity that exceeds the parameters discussed above (and we do not guarantee that these are appropriate transfer parameters to prevent Disruptive Trading). Moreover, we cannot guarantee that revoking or limiting a contract owner's Internet, IVR, telephone and fax transfer privileges will successfully deter all Disruptive Trading. Currently, the Fund is not available through insurance companies other than Phoenix.

    We do not include transfers made pursuant to the Dollar Cost Averaging, Automatic Asset Rebalancing or other similar programs when applying our market timing policy.

    We may, without prior notice, take whatever action we deem appropriate to comply with or take advantage of any state or federal regulatory requirement. In addition, orders for the purchase of underlying fund shares are subject to acceptance by the relevant fund. Within the allowable time period for processing a transfer request, we reserve the right to reject, without prior notice, any transfer request into any subaccount if the purchase of shares in the corresponding underlying fund is not accepted for any reason.

INVESTING IN THE FUND
--------------------------------------------------------------------------------

    Shares of the Fund are not available to the public directly. Although shares of the Fund are owned by the Separate Accounts, contract owners and policy owners do have voting rights with respect to those shares, as described in the prospectus under "Shares of Beneficial Interest." You may invest in the Fund by buying a variable accumulation annuity contract or a variable universal life insurance policy from Phoenix, PHL Variable or PLAC and directing the allocation of the net purchase payment(s) to the subaccounts corresponding to the series of the Fund. Phoenix, PHL Variable and PLAC will, in turn, invest payments in shares of the Fund as the investor directs at net asset value next determined with no sales load.

SALES CHARGE AND SURRENDER CHARGES

    The Fund does not assess any sales charge, either when it sells or when it redeems securities. The sales charges, which may be assessed under the contracts or policies, are described in the contract prospectuses, as are other charges.

DETERMINATION OF NET ASSET VALUE

    The net asset value per share of the series is determined as of the close of regular trading of the NYSE on days when the NYSE is open for trading. The NYSE will be closed on the following observed national holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Since the Fund does not price securities on weekends or United States national holidays, the net asset value of a series' foreign assets may be significantly affected on days when the investor has no access to the Fund. The net asset value per share of a series is determined by adding the values of all securities and other assets of the series, subtracting liabilities and dividing by the total number of outstanding shares of the series. Assets and liabilities are determined in accordance with generally accepted accounting principles and applicable rules and regulations of the SEC.

    Equity securities are valued at the official closing price (typically last sale), on the exchange which the securities are principally traded or if no closing price is available, there had been no sale that day, at the last bid price. Debt securities are valued on the basis of broker quotations or valuations provided by a pricing service which utilizes information with respect to recent sales, market transactions in comparable securities, quotations from dealers, and various relationships between securities in determining value. Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost that approximates market. All other securities and assets are valued at their fair value as determined in good faith by or under the direction of the Trustees.

    The assets of the Phoenix-Goodwin Money Market Series are valued on the basis of amortized cost absent extraordinary or unusual market conditions. Under the amortized cost method of valuation, securities are valued at cost on the date of purchase. Thereafter the value of a security is increased or decreased incrementally each day so that at maturity any purchase discount or premium is fully amortized and the value of the security is equal to its principal amount. Due to fluctuations in interest rates, the amortized cost value of the Phoenix-Goodwin Money Market Series securities may at times be more or less than their market value. By using amortized cost valuation, the Phoenix-Goodwin Money Market Series seeks to maintain a constant net asset value of $10.00 per share despite minor shifts in the market value of its portfolio securities.

    A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary exchange for such security by the Trustees or their delegates. Because of the need to obtain

10 The Phoenix Edge Series Fund
prices as of the close of trading on various exchanges throughout the world, the calculation of net asset value may not take place for any series which invests in foreign securities contemporaneously with the determination of the prices of the majority of the portfolio securities of such series. All assets and liabilities initially expressed in foreign currency values will be converted into United States dollar values using the foreign currency exchange rate of such currencies against United States dollars as last quoted by any recognized dealer. If an event were to occur after the value of an investment was so established but before the net asset value per share was determined, which was likely to materially change the net asset value, then the instrument would be valued using fair value considerations by the Trustees or their delegates. If at anytime a series has investments where market quotations are not readily available, such investments are valued at the fair value thereof as determined in good faith by the Trustees although the actual calculations may be made by persons acting pursuant to the direction of the Trustees.

    Assets: Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded, or if no closing price is available, at the last bid price. Debt securities are valued on the basis of broker quotations or valuations provided by a pricing service, which in determining value utilizes information with respect to recent sales, market transactions in comparable securities, quotations from dealers, and various relationships between securities. Short-term investments having a remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. As required, some securities and assets are valued at fair value as determined in good faith by or under the direction of the Trustees. Other assets, such as accrued interest, accrued dividends and cash are also included in determining a series' net asset value.

    Liabilities: Accrued liabilities for series specific expenses (if any) and other liabilities are deducted from the assets of each series. Accrued expenses and liabilities that are not series specific are allocated to each series in proportion to each series' net assets except where an alternative allocation can be more appropriately made.

    Net Asset Value: The liabilities are deducted from the assets of the applicable series. The resulting amount for the series is then divided by the number of shares outstanding of that series to produce the net asset value per share.

FAIR VALUATION

    If market quotations are not readily available or where available prices are not reliable, the series determine a "fair value" for an investment according to rules and procedures approved by the Trustees. The types of assets for which such pricing might be required include; (i) securities whose trading has been suspended; (ii) securities where the trading market is unusually thin or trades have been infrequent; (iii) debt securities that have recently gone into default and for which there is no current market quotation; and (iv) a security whose market price is not available from an independent pricing source and for which otherwise reliable quotes are not available; (v) securities of an issuer that has entered into a restructuring; (vi) a security whose price as provided by any pricing source, does not, in the opinion of the advisor/subadvisor, reflect the security's market value; (vii) foreign securities subject to trading collars for which none or limited trading takes place; and (viii) securities where the market quotations are not readily available as a result of "significant" events. This list is not inclusive of all situations that may require a security to be fair valued, nor is it intended to be conclusive in determining whether a specific event requires fair valuation.

    The value of any portfolio security held by a series for which market quotations are not readily available shall be determined in good faith and in a manner that assesses the security's "fair value" on the valuation date (i.e., the amount that the series might reasonably expect to receive for the security upon its current sale), based on a consideration of all available facts and all available information, including, but not limited to, the following: (i) the fundamental analytical data relating to the investment; (ii) an evaluation of the forces which influence the market in which these securities are purchased and sold (e.g., the existence of merger proposals or tender offers that might affect the value of the security); (iii) price quotes from dealers and/or pricing services; (iv) an analysis of the company's financial statements; (v) recent news about the security or issuer; (vi) changes in interest rates; (vii) information obtained from the issuer, analysts, other financial institutions and/or the appropriate stock exchange (for exchange traded securities); (viii) whether two or more dealers with whom the advisor regularly effects trades are willing to purchase or sell the security at comparable prices; (ix) other news events or relevant matters; and (x) government (domestic or foreign) actions or pronouncements.

    Certain foreign common stocks may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that foreign markets close (where the security is principally traded) and the time that the series calculates its net asset value (generally, the close of the NYSE) that may impact the value of securities traded in these foreign markets. In these cases, information from an external vendor may be utilized to adjust closing market prices of certain foreign common stocks to reflect their fair value. Because the frequency of significant events is not predictable, fair valuation of certain foreign common stocks may occur on a frequent basis.

    The value of a security, as determined using the series' fair valuation procedures, may not reflect such security's market value.

    A description of the series' policies and procedures with respect to the disclosure of the series' portfolio securities is also available in the SAI.

                                                 The Phoenix Edge Series Fund 11

PHOENIX LIFE INSURANCE COMPANY
PO Box 22012
Albany, NY 12201-2012



















Additional information about The Phoenix Edge Series Fund (the "Fund") and each of the series described in this prospectus is contained in the Fund's Statement of Additional Information ("SAI") dated May 1, 2005, which has been filed with the Securities and Exchange Commission ("SEC") and is incorporated by reference into this prospectus.

Additional information about the Fund's investments is available in the Fund's Annual and Semiannual Reports to Shareholders. In the Fund's Annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

The SAI and Annual and Semiannual Reports are available, without charge, upon request. Inquiries and requests for the SAI and the Annual and Semiannual Reports should be directed in writing to Phoenix Life Insurance Company, PO Box 8027, Boston, Massachusetts 02266-8027, or by telephone (800) 541-0171.

Information about the Fund, including the SAI, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room by calling the SEC at (202) 942-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov. Copies of the information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC Public Reference Section, Washington, D.C. 20549-0102.

Phoenix Life Insurance Company
A member of The Phoenix Companies, Inc.
PhoenixWealthManagement.com

Investment Company Act File No. 811-04642


[LOGO]PHOENIX

OL2958TIP (C) 2005 The Phoenix Companies, Inc.                              5-05